Exhibit 10.18

El Pollo Loco Unit # ______

Location ________________

EL POLLO LOCO® FRANCHISE AGREEMENT

Dated: ____________________

Location:
Franchisee:
Franchisee Notice Address:
Franchisee Notice Facsimile Number:

(Disclosure Document Control No. 032922)

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 1 of 134

El Pollo Loco Unit # ______

Location ________________

TABLE OF CONTENTS:

1.	SCOPE AND PURPOSE OF AGREEMENT	4
2.	THE EL POLLO LOCO® MARKS & SYSTEM	6
3.	TERM	8
4.	SITE DEVELOPMENT	8
5.	IMPROVEMENTS, FIXTURES AND EQUIPMENT	9
6.	FEES, TAXES AND OTHER CHARGES	12
7.	FINANCIAL REPORTING, BILLING AND PAYMENT	14
8.	ADVERTISING AND MARKETING	20
9.	INSURANCE AND INDEMNIFICATION	23
10.	VENDING MACHINES	26
11.	COMPLIANCE WITH MANUAL AND WITH SYSTEM STANDARDS	26
12.	RESTAURANT MAINTENANCE AND REPAIR	30
13.	HOURS OF OPERATION	31
14.	PERSONNEL STANDARDS	32
15.	INSPECTIONS	32
16.	TRAINING	34
17.	ASSIGNMENT	36
18.	DEFAULT AND TERMINATION	44
19.	RIGHTS AND OBLIGATIONS UPON TERMINATION	47
20.	RIGHTS TO A SUCCESSOR FRANCHISE	49
21.	PROPRIETARY RIGHTS AND UNFAIR COMPETITION	51
22.	DISPUTE RESOLUTION	56
23.	MISCELLANEOUS PROVISIONS	57
24.	EFFECTIVE DATE	62
25.	ACKNOWLEDGMENTS	62
26.	ANTI-TERRORISM LAW	63
27.	SIGNATURES	64

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 2 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBITS AND SCHEDULES:

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 3 of 134

El Pollo Loco Unit # ______

Location ________________

EL POLLO LOCO® FRANCHISE AGREEMENT

This Franchise Agreement (“Agreement”), dated for identification purposes only as of ____, 20__, is made and entered into by and between El Pollo Loco, Inc., a Delaware corporation (the “Franchisor”), and______________, a__________ (“Franchisee” or “you”).

A.Franchisor operates and franchises others to operate a number of retail outlets for the sale of fire-grilled food items and related products, in connection with the “El Pollo Loco” name and Franchisor’s distinctive plan of food service operation (each, an “EPL Restaurant”).

B.Franchisee desires to operate a restaurant under Franchisor’s name and to utilize Franchisor’s plan of food service operation, all in accordance with the terms, covenants and conditions of this Agreement.

C.Franchisee understands that the success of the business contemplated by this Agreement is subject to substantial risks and depends in large part on the business ability of Franchisee and its active participation in the development and management of the franchise business.

D.Franchisor and Franchisee (as Developer) entered into a Development Agreement dated ________________ (“Development Agreement”) for the Territory set forth on Exhibit A of the Development Agreement, and for restaurants to be developed per the Development Schedule set forth on Exhibit B of the Development Agreement.

1.	SCOPE AND PURPOSE OF AGREEMENT

1.1.Franchisee desires and agrees to operate and manage an “El Pollo Loco” restaurant to be located at ____________________________ City of______ , County of ___________, State of ___________ (the “Location”).  Franchisor owns certain proprietary and other property rights and interests in and to the “El Pollo Loco” trademark and service mark, and such other trademarks, service marks, logo types, insignias, trade dress designs and commercial symbols as Franchisor may from time to time authorize or direct Franchisee to use in connection with the operation of a EPL Restaurant (the “El Pollo Loco® Marks”).  Franchisor has a distinctive plan for the operation of retail outlets for the sale of fire-grilled food items and related products, which plan includes but is not limited to the El Pollo Loco® Marks and the El Pollo Loco® Operations Manual (the “Manual”), policies, standards, procedures, recipes, employee uniforms, signs (including traditional or digital menu boards) and related items, and the reputation and goodwill of Franchisor’s chain of restaurants (collectively, the “El Pollo Loco® System”) which may be periodically modified from time to time, and as provided in this Agreement.  Therefore, in entering into this Agreement, Franchisee fully understands and agrees that this Agreement is conditioned upon the continued strict adherence by Franchisee to, and Franchisee agrees to comply with, all standards, policies, procedures and requirements published or which may from time to time be published or otherwise brought to Franchisee’s attention by

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 4 of 134

El Pollo Loco Unit # ______

Location ________________

Franchisor for the operation, maintenance or improvement of EPL Restaurants under the El Pollo Loco® System and the El Pollo Loco® Marks.  Franchisee understands and agrees that strict adherence to these standards, policies, procedures and requirements is essential to the value of the El Pollo Loco® System and the El Pollo Loco® Marks.

1.2.Franchisee represents that it is experienced in and has independent knowledge of the nature and specifics of the restaurant business.  Franchisee understands that there is not, nor can there be, any assurance or guarantee of success in the franchise business and that Franchisee’s business ability and attitude are primary in determining Franchisee’s success.  Franchisee represents that, in entering into this Agreement, it has relied solely on its personal knowledge and understanding and has not relied on any representation of Franchisor or any of its officers, directors, employees or agents, except those representations contained in any legally required Franchise Disclosure Document delivered to Franchisee.

a.In consideration of the foregoing representations and agreements of Franchisee and other consideration as set forth herein, and subject to all of the terms, covenants and conditions of this Agreement, Franchisor hereby grants to Franchisee, and Franchisee hereby accepts from Franchisor, the right and franchise to operate one (1) EPL Restaurant under the El Pollo Loco® Marks and in accordance with the El Pollo Loco® System (the “Restaurant”) at the Location.

1.3.Except as otherwise provided in this Agreement, after the date of this Agreement and during the term of this Agreement, and so long as Franchisee is in compliance with its obligations under this Agreement, Franchisor shall not, without Franchisee’s prior written consent, establish or franchise any other person to establish, a standalone or traditional inline El Pollo Loco restaurant at any location within the “Protected Area” of one-half (0.5) mile radiating from your Restaurant.  No Protected Area exists with respect to “Ghost kitchens” which we define as a professional food preparation and cooking facility set up for the preparation of delivery-only meals whether or not the facility produces menu items for multiple brands or just for EPL Restaurants.  Additionally, no Protected Area exists for EPL Restaurants located in “Non-Traditional Venues,” which we define as any of the following types of venues:  regional shopping malls, airports, mass transit stations, professional sports stadiums and arenas, hotels and other types of lodging facilities, military bases, entertainment centers, amusement parks, casinos, universities and other types of schools, hospitals and other types of health care institutions, and similar types of captive market locations that we may designate.  We will determine and designate those shopping malls that in our judgment qualify as a regional shopping mall based on the size of the shopping complex, number of anchor tenants, existence of dedicated parking space, existence of unrelated merchandisers, and prevailing consumer and industry perceptions.  Franchisor and Franchisee retain all other rights and obligations in this Agreement including Franchisor’s absolute right to establish or franchise any other person to establish and operate El Pollo Loco restaurants at any location outside the Protected Territory.  Franchisor expressly retains all other rights and

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 5 of 134

El Pollo Loco Unit # ______

Location ________________

may, among other things, on any terms and conditions Franchisor deems advisable, and without granting Franchisee any right therein:

a.Merchandise and distribute goods and services identified by the El Pollo Loco® Marks (including the same or similar products as sold by Franchisee at the Restaurant) to customers at any retail location, regardless of its proximity to the Location, through any method or channel of distribution, including, without limitation, at retail locations such as grocery or convenience stores and via the Internet, telemarketing, and direct marketing means, or through other non-El Pollo Loco restaurants having the same or similar menu items or through any other distribution channel; and

b.Establish and operate and franchise other restaurants (not using the Marks) having the same or similar menu items, whether within or outside of the Protected Area.

1.4.It is expressly understood and agreed by the parties that Franchisee is and shall be an independent contractor, that Franchisee is not for any purpose an employee or agent of Franchisor, and that all of the personnel employed by Franchisee at the Restaurant will be employees or agents of Franchisee as an independent contractor and will not be employees or agents of Franchisor.  Franchisee understands and agrees that, as an independent contractor, it does not have the authority to do anything for or on behalf of Franchisor including, but not limited to, holding itself out as Franchisor; signing contracts, notes or other instruments; purchasing, acquiring or disposing of any property; or incurring any other obligation or liability.  It is further understood and agreed by the parties hereto that no fiduciary relationship is intended or created by this Agreement.

2.	THE EL POLLO LOCO® MARKS & SYSTEM

2.1.Upon the terms, covenants and conditions contained herein and during the term hereof, Franchisee shall have the right to display and use the El Pollo Loco® Marks, but only for use in connection with retail sales and service of certain food products which Franchisee is required to prepare and sell to the general public in and at the Restaurant.

2.2.Nothing contained herein shall be construed as authorizing or permitting Franchisee to use the El Pollo Loco® Marks or the El Pollo Loco® System at any location other than the Location or for any purpose or in any manner other than that authorized herein; or in connection with the sale of any products for resale, or any products not required or approved by Franchisor, or any products prepared at any place other than at the Location; provided, however, that catering and special event sales may be undertaken by Franchisee in strict adherence with the limitations and procedures set forth in the Manual.  Notwithstanding anything to the contrary contained herein, Franchisor may require Franchisee to discontinue the preparation, offer or sale of any product or item which, in the opinion of Franchisor or any of its representatives, does not conform to the quality standards or image of Franchisor and its products.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 6 of 134

El Pollo Loco Unit # ______

Location ________________

2.3.Nothing contained herein shall give Franchisee any right, title or interest in or to any of the El Pollo Loco® Marks excepting only the privilege and license, during the term hereof, to display and use the same according to the foregoing limitations.  Any and all goodwill arising in connection with Franchisee’s use of the El Pollo Loco® Marks and the El Pollo Loco® System shall belong to Franchisor.

2.4.The business franchised hereunder shall be named “El Pollo Loco” without any suffix or prefix attached thereto. Franchisee shall use signs (including traditional or digital menu boards) (“Signs”) and other advertising which denote that the Restaurant is named “El Pollo Loco” and which are approved by Franchisor in advance.  If Franchisee is an entity or if Agreement is transferred to an entity, the name of such entity shall not contain any of the El Pollo Loco® Marks.

2.5.Except as Franchisor may otherwise permit in writing, Franchisee shall not display or use the trademark, trade name, service mark, logo types, label, design or other identifying symbol or name of any other person, or entity in, on or at the Restaurant or the Location.

2.6.In all public records, in Franchisee’s relationship with other persons or companies, and in any offering document, prospectus or similar document, Franchisee shall indicate clearly that Franchisee’s business is independently owned and that the operations of said business are separate and distinct from the operation of Franchisor’s business.  Franchisee shall display at the Restaurant, in such locations as may be specified by Franchisor and in all correspondence and forms, a notification that the Restaurant is operated by an independent operator and not by Franchisor.

2.7.Franchisee shall not develop, create, generate, own, license, lease or use in any manner any computer medium or electronic medium (including, without limitation, any Internet home page, e-mail address, website, domain name, bulletin board, newsgroup or other Internet-related medium) which in any way uses or displays, in whole or in part, the El Pollo Loco® Marks, or any of them, or any words, symbols or terms confusingly similar thereto without Franchisor’s express written consent, and then only in such manner and in accordance with such procedures, policies, standards and specifications as Franchisor may establish from time to time.

Franchisor is the owner of, and will retain all right, title and interest in and to the domain names “elpolloloco” and “crazychicken;” the URLs and/or websites: www.elpolloloco.com, www.elpolloloco.net, www.elpolloloco.org, www.myepl.net, www.crazychicken.com, www.eplmarketing.com, www.eplportal.com, www.eplfranchisee.com, and www.orderelpolloloco.com; all existing and future domain names, URLs, websites, future addresses and subaddresses using the El Pollo Loco® Marks in any manner; all software; all content prepared for, or used on, the above Websites; and all intellectual property rights in and to any of them.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 7 of 134

El Pollo Loco Unit # ______

Location ________________

2.8.Franchisor reserves all rights to use the El Pollo Loco ® Marks in any manner.

3.	TERM

3.1.The term of this Agreement shall commence on the date Franchisee first opens the Restaurant to the public (the “Opening Date”) and shall end on the date which is the 20th anniversary of the Opening Date, unless sooner terminated as provided herein (“Initial Term”).  Should Franchisee lease the site of the Restaurant, the lease or sublease must be for a term which with renewal options is not less than the Initial Term of the Franchise Agreement, and contain the provisions required in Section 2 of the Development Agreement.  Should Franchisee be unable to lease the site of the Restaurant for a term equal to the Initial Term, then as our sole and absolute right to determine, the Initial Term of the Franchise Agreement may be reduced to match the term of the lease or sublease and the initial franchise fee will be appropriately pro-rated.  Promptly following the Opening Date, the parties shall execute a Memorandum of Opening Date attached as Exhibit 1 which shall confirm the Opening Date; provided, however, if the parties fail to execute such Memorandum of Opening Date, the Opening Date shall be as determined in good faith by Franchisor.  Upon the expiration or earlier termination of this Agreement, Franchisee shall have no right or option to extend the term of this Agreement.  The sole conditions under which Franchisee will have the opportunity to obtain a successor Franchise Agreement upon the expiration of the term of this Agreement are set forth at Section 20.

4.	SITE DEVELOPMENT

4.1.After execution of this Agreement, Franchisee will be required to achieve certain milestones to assure the timely development of the Restaurant

a.Within six (6) months following the date of Franchisor’s execution of this Agreement, Franchisee must have completed all of the site development work (including, but not limited to, engineering, architectural/design, entitlements, and permitting) and commence construction of the Restaurant.

b.Within twelve (12) months following the date of Franchisor’s execution of this Agreement, or the date specified in the Development Agreement, if earlier, Franchisee must have completed construction of the Restaurant at the Location and the Restaurant shall be open to the public.

4.2.Franchisee understands and acknowledges that in accepting Franchisee’s Location, or by granting a franchise for a Location (whether or not formerly operated as a Franchisor or franchisee-owned Restaurant), Franchisor does not in any way endorse, warrant or guarantee either directly or indirectly the suitability of such Location or the success of the franchise business to be operated by Franchisee at such Location.  The suitability of the Location and the success of the franchise business depends upon a number of factors outside of Franchisor’s control including, but not limited to, Franchisee’s

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 8 of 134

El Pollo Loco Unit # ______

Location ________________

operational abilities, site location, consumer trends and such other factors that are within the direct control of Franchisee.  Franchisor may require, as a condition to its approval of a site, a “Market Study”, which shall include a site description and analysis, traffic and other demographic information and an analysis of the impact of the proposed site on other franchise restaurants surrounding or within the vicinity of such proposed site all in such format as the Franchisor may require.  All such analyses, information and studies shall be prepared at the sole cost and expense of Franchisee.

4.3.If Franchisee purchases a currently operating Restaurant from Franchisor (a “Turnkey Restaurant”), then Franchisee shall begin operation of the Restaurant on the date possession of the Restaurant is transferred to Franchisee pursuant to the agreement entered into between Franchisee and Franchisor for the purchase of the Restaurant.  Failure to do so shall constitute a material default hereunder.  With respect to non-Turnkey Restaurants, failure to reach each milestone described in Section 4.1 above within the specified time frames shall constitute a material default hereunder.  Prior to opening the Restaurant, Franchisee shall obtain and thereafter maintain throughout the term of this Agreement all necessary business licenses, permits and other documentation necessary for the operation of an El Pollo Loco® restaurant.

5.	IMPROVEMENTS, FIXTURES AND EQUIPMENT

5.1.If the Location is other than a Turnkey Restaurant, then this Section 5 will apply to the building, reconstruction, remodeling, or other changes necessary to conform the Location to the requirements set forth in this Section or as provided and updated by Franchisor from time to time in accordance with this Section.

5.2.Franchisee, at its sole expense, shall construct or, in the case of an existing building, remodel the Location and install such Signs, fixtures, furniture and equipment at the Location as are required in accordance with Franchisor’s current requirements and specifications for same.  Franchisee shall be responsible for obtaining all zoning classifications and clearances which may be required by state or local laws, ordinances or regulations.  Franchisee shall obtain from applicable governmental authorities all permits, licenses and certifications required for lawful construction or remodeling work and for the operation of the Restaurant.  If requested by Franchisor, Franchisee shall submit to Franchisor a copy of all such required permits, licenses and certifications for the construction or remodeling work prior to commencing the construction or remodeling of the Location.

5.3.Franchisor shall provide Franchisee with standard plans and a sample layout for a typical El Pollo Loco® restaurant and a set of typical construction, equipment and decor specifications (the “Plans”).  At all times, Franchisee shall use its best efforts to treat and keep the Plans and the information contained therein as confidential as possible and limit access to the Plans to employees and independent contractors of Franchisee on a need to know basis only (including preferred development professionals).  Franchisee acknowledges that the unauthorized use or disclosure of Franchisor’s Plans and the confidential information contained therein will cause

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 9 of 134

El Pollo Loco Unit # ______

Location ________________

irreparable injury to Franchisor and that damages are not an adequate remedy.  Franchisee accordingly covenants that without Franchisor’s prior written consent, Franchisee shall not disclose (except to such employees, agents, contractors or subcontractors who must have access to such Plans in order to construct the Restaurant at the Location) or use or permit the use of such Plans (except as may be required by applicable law or authorized by this Agreement), or copy, duplicate, record or otherwise reproduce such Plans, in whole or in part, or otherwise make the same available to any person or source not authorized in writing by Franchisor to receive such Plans or the information contained therein at any time during the term of this Agreement or thereafter.

5.4.Franchisee, at its sole expense, shall employ licensed architects, designers, engineers, development consultants or others as may be necessary to complete, substitute, adapt or modify the Plans for the Restaurant so as to create a set of final plans and specifications.  Creating a set of final plans and specifications may include, but is not limited to, adapting plans for structural engineering, architectural requirements, interior and exterior materials, locally available building materials, local weather requirements and federal, state  and local code requirements.  In some cases, these can lead to substantial changes and costs in the provided plans.  FRANCHISEE SHALL SUBMIT TO FRANCHISOR A COMPLETE SET OF FINAL PLANS AND SPECIFICATIONS, INCLUDING A SITE PLAN, AND OBTAIN FRANCHISOR’S WRITTEN APPROVAL OF SUCH PLANS AND SPECIFICATIONS PRIOR TO COMMENCING THE CONSTRUCTION OF THE RESTAURANT OR, IN THE CASE OF AN EXISTING BUILDING, THE REMODELING WORK FOR THE RESTAURANT.  Franchisor shall review such final plans and specifications promptly and approve or disapprove the same, and Franchisor may provide comments on the plans and specifications to Franchisee.  Such review and approval by Franchisor will be limited to items and issues relating to the El Pollo Loco® System only and is not intended to be a verification or approval of the structure of the building, mechanical systems or document accuracy.  Examples of conceptual areas related to the El Pollo Loco® System include Signs, logos, finishes, decor and aesthetics, guest comfort, and ability to serve food within Franchisor’s standards for quality, timeliness and cleanliness.

5.5.Franchisee shall use a qualified licensed general contractor to perform the construction or remodeling work at the Restaurant.  Franchisees general contractor shall provide a schedule to Franchisor before the start of construction.  Franchisor shall not be responsible for delays in the construction, equipping or decoration of the Restaurant or for any loss resulting from the Restaurant design or construction.  All changes in the Restaurant plans relating to the El Pollo Loco® System, as described in Section 5.4 above, to the construction or remodeling of the Restaurant or the implementation of such changes are subject to Franchisor’s prior written approval.  FRANCHISEE SHALL PROVIDE WRITTEN NOTICE TO FRANCHISOR OF THE DATE UPON WHICH CONSTRUCTION OF THE RESTAURANT COMMENCED WITHIN SEVEN (7) DAYS AFTER COMMENCEMENT AND THEREAFTER SHALL PROVIDE TO FRANCHISOR MONTHLY PROGRESS REPORTS OF THE STATUS OF THE CONSTRUCTION WORK SIGNED BY FRANCHISEE’S ARCHITECT OR GENERAL CONTRACTOR.  Franchisee’s failure to commence the design, construction or remodeling, equipping and

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 10 of 134

El Pollo Loco Unit # ______

Location ________________

opening of the Restaurant promptly and with due diligence shall be grounds for the termination of this Agreement.  Franchisor shall make a final inspection of the completed Restaurant and Location and may require such corrections and modifications as it deems necessary to bring the Restaurant and the Location into compliance with approved final plans and specifications.  FRANCHISEE SHALL NOTIFY FRANCHISOR OF THE DATE OF COMPLETION OF CONSTRUCTION AND, WITHIN A REASONABLE TIME THEREAFTER, FRANCHISOR SHALL CONDUCT THE FINAL INSPECTION OF THE RESTAURANT AND ITS PREMISES.  Franchisee acknowledges and agrees that Franchisee shall not open the Restaurant for business without the express written authorization of Franchisor and that Franchisor’s authorization to open shall be conditioned upon Franchisee’s furnishing to Franchisor:

a.A letter from the general contractor responsible for the construction or remodeling of the Restaurant indicating that the Restaurant has been constructed or remodeled in substantial conformance with the approved final plans and specifications, including any changes thereto approved by Franchisor, and in accordance with all applicable state and local governmental laws, statutes and ordinances regulating such construction including, without limitation, building, fire, health and safety codes; and

b.A temporary or final Certificate of Occupancy issued by the applicable local governmental entity.

5.6.Franchisee shall, at its sole expense, purchase all required Signs, fixtures, furniture and equipment for the Restaurant and Location from a distributor listed on the Approved Brands and Distributors List (as defined below) or another distributor approved pursuant to Section 11.4.  The items purchased shall be installed in strict accordance with the specifications of Franchisor and erected and displayed in the manner and at such locations as are approved and authorized by Franchisor in writing.  Franchisee shall maintain and display Signs which reflect the current image of El Pollo Loco® restaurants and shall not place additional Signs at the Restaurant without the prior written consent of Franchisor.  Franchisee shall discontinue the use of and remove, or modify, as applicable, such Signs that are declared obsolete by Franchisor within thirty (30) days after Franchisee’s receipt of Franchisor’s written request, subject to reasonable extension if Franchisee is unable after using reasonable diligence to obtain required governmental approvals for modification of such Signs.  Proper signage is fundamental to the El Pollo Loco® System and Franchisee hereby grants to Franchisor the right to enter the Location, including the Restaurant and any nearby areas where Signs are displayed, in order to remove and de-identify any unapproved or obsolete Signs in the event Franchisee has failed to do so within the above-specified time frame.

5.7.Franchisee is solely responsible for the acts or omissions of its contractors regarding compliance with all of the provisions of this Section 5, and Franchisor shall have no responsibility for such acts or omissions.  Franchisor shall not be liable for any loss or damage arising from the design or plan of the Restaurant by reason of its approval of plans and specifications, or otherwise.  Franchisee shall indemnify Franchisor for any loss, cost or expense, including attorneys’ fees, that may be sustained by Franchisor

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 11 of 134

El Pollo Loco Unit # ______

Location ________________

because of the acts or omissions of Franchisee’s contractors or arising out of the design, construction or remodeling of the Restaurant, except to the extent that any such loss, cost or expense arises as a result of the grossly negligent acts or omissions of Franchisor, its employees and/or agents.

5.8.Franchisee shall give to Franchisor at least thirty (30) days prior written notice of the anticipated Opening Date.  Franchisee shall not open the Restaurant to the public until it has received written approval from Franchisor to open.  If Franchisee did not deliver to Franchisor a final Certificate of Occupancy prior to the Opening Date, Franchisee shall deliver to Franchisor a copy of an unconditional final Certificate of Occupancy issued by the applicable local governmental entity no later than ninety (90) days following the Opening Date.

6.	FEES, TAXES AND OTHER CHARGES

6.1.Franchisee shall pay to Franchisor during the term of this Agreement the following:

a.An initial franchise fee of Forty Thousand Dollars ($40,000.00), in full  within 30 days of delivery of execution copies of this Agreement to Franchisee; provided, however, if the Restaurant is a Turnkey Restaurant the initial franchise fee shall be payable upon execution of this Agreement.  As our sole and absolute right to determine, you may be offered an Initial Term of less than 20 years and as such, the initial franchise fee will be appropriately pro-rated. All such payments shall be made by cashier’s check or other form of payment acceptable to Franchisor.  Franchisee hereby acknowledges and agrees that the grant of this franchise constitutes the sole and only consideration for the payment of the initial franchise fee and the initial franchise fee shall be fully earned by Franchisor upon execution of this Agreement.  In that regard, upon the payment of any portion of the initial franchise fee, the entire initial franchise fee shall be deemed fully earned and non-refundable in consideration of the administrative and other expenses incurred by Franchisor in granting this franchise and for Franchisor’s lost or deferred opportunity to franchise to others.

b.A monthly royalty fee equal to five percent (5%) of Franchisee’s immediately prior month’s Net Sales (as defined in Section 7.1).

c.A monthly advertising fee, which shall be used in accordance with Section 8, for advertising, public relations and promotion and for the creation and development of advertising, public relations and promotional campaigns (“Advertising Fee”), in the amount of: (i) five percent (5%) of Franchisee’s immediately prior month’s Net Sales, as defined in Section 7.1 if the Restaurant is located outside of the Los Angeles (“LA”) Designated Market Area (“DMA”) or (ii) four percent (4%) of Franchisee’s immediately prior month’s Net Sales, as defined in Section 7.1 if the Restaurant is located within the LA DMA.  If the Restaurant is located within the LA DMA, the Advertising Fee may be increased, as our sole and absolute right to determine, to not more than one percent (1%) above your original Advertising Fee during the Initial Term of your Franchise

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 12 of 134

El Pollo Loco Unit # ______

Location ________________

Agreement and upon 90 days written notice to you. Some existing franchisees may pay a lower Advertising Fee. Restaurants owned and operated by us will contribute on the same basis as those existing franchisees within the same DMA.  Franchisor also reserves the right to increase the Advertising Fee in the future by a voting mechanism.  Except as otherwise provided in existing franchise agreements, each operating restaurant (both company-owned and franchised restaurants) located in the geographical area that would be affected by such an increase in the Advertising Fee shall be entitled to one vote.  Franchisor must gain an approval vote of fifty-one percent (51%) of all such operating restaurants within the applicable geographical area.  The minimum geographical area that would be affected by such an increase would be no smaller than a local DMA, although, multiple local DMAs may be involved.

d.The amount of all sales taxes, use taxes and similar taxes imposed upon or required to be collected or paid by Franchisor on account of goods or services furnished to Franchisee by Franchisor, whether such goods or services are furnished by sale, lease or otherwise.  Franchisee shall reimburse Franchisor for the invoice amount within seven (7) days after the invoice has been delivered to Franchisee.

e.Monthly “POP Fees” for in-restaurant and drive-thru point-of-purchase materials.

f.Monthly “Gift Card Discount Fees” associated with the sale of gift cards (charged to the restaurant that redeemed the gift cards and earned the sales revenue)

g.Franchisee’s pro-rata share of costs for the Customer Feedback Program(s) (“Customer Feedback Costs”).

h.“Re-inspection Fees” per re-inspection of Franchisee’s Restaurant (required if a deficiency or unsatisfactory condition is noted and a subsequent re-inspection is necessary to determine if the deficiency or unsatisfactory condition has been cured) and “Coaching Fees” (required if coaching sessions are required as determined by Franchisor in our sole and absolute right in certain circumstances).

i.A surcharge for each case of chicken (Whole Birds and Saddles) ordered by franchise and company operators as contributions to the obsolete inventory fund (the “Obsolete Inventory Fund”) used to pay for pertinent, unsold inventory of qualified suppliers at the conclusion of limited time promotions and to expedite the delivery of products for situations in which sales exceed prior forecasts.  We periodically review the added cost per case and as our sole and absolute right, determine whether to increase or decrease the cost per case.

6.2.Franchisee shall pay interest to Franchisor on any amounts which may become due to Franchisor from Franchisee, if such are not paid when due, at the rate of

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 13 of 134

El Pollo Loco Unit # ______

Location ________________

fifteen percent (15%) per annum (pro-rated) or the maximum interest rate permitted by law, whichever is less.

7.	FINANCIAL REPORTING, BILLING AND PAYMENT

7.1.The term “Net Sales” as used in this Agreement shall mean the total revenues derived by Franchisee in and from the Restaurant from all sales of food, goods, wares, merchandise and all services, rights, and anything else of value, made in, upon, or from the Restaurant, whether for cash, check, credit or otherwise, without reserve or deduction for inability or failure to collect the same, including, without limitation, all revenues derived from delivery, curbside pickup orders, catering, and special event sales, such sales and services where the orders therefor originate at and are accepted by Franchisee into the Restaurant but delivery or performance thereof is made from or at any other place, or other similar orders are received or billed at or from the Restaurant, and any sums or receipts derived from the sale of meals to employees of the Restaurant.  Net Sales is calculated after any rebates, discounts, coupons or refunds to customers, any employee meal discounts; any Loyalty Reward points or discounts.  Net Sales do not include any sales taxes or other similar taxes that Franchisee collects from customers and pay to any federal, state or local taxing authority.  We reserve the right to modify our policies and practices regarding revenue recognition, revenue reporting, and the inclusion or exclusion of certain revenue from “Net Sales” as circumstances, business practices, and technology change.

7.2.Franchisee shall deliver to Franchisor on or before the sixth (6th) calendar day after each close of the sales month, a monthly Net Sales statement (“Monthly T-Sheet”), in the form specified by Franchisor, setting forth the amount of Net Sales for the preceding month and a calculation of the monthly fees payable on such sales.  Monthly fees, such as Royalty Fees and Advertising Fees, in addition to other fees such as POP Fees, Gift Card Discount Fees, Customer Feedback Costs, Re-Inspection Fees and Coaching Fees (hereinafter collectively will be referred to as “Fees”) shall be due and payable on the tenth (10th) day after the close of the sales month, which closing shall be designated by El Pollo Loco® as its sole and absolute right upon ten (10) days advance written notice to Franchisee (“Sales Month Closing”).  Franchisee shall make all payments due hereunder by pre-arranged draft or sweep of Franchisee’s business bank operating account (“ACH”).  Franchisee will give Franchisor authorization in the format set forth in the Authorization Agreement for Prearranged Payments, Exhibit 4 attached hereto for direct debits from Franchisee’s business bank operating account (the “Operating Account”).  Franchisee acknowledges it is Franchisee’s responsibility to notify Franchisor of any changes to the bank operating account in a timely fashion.  Franchisor may choose, as its sole and absolute right, to accept other forms of payment including check, cashier’s check and Electronic Funds Transfer (“EFT”).  Franchisee will contribute to the Obsolete Inventory Fund as described above.  Contributions are payable to the vendor at the time of inventory purchase.

7.3.If Franchisee is delinquent in any payment of such Fees, or if Franchisee has not submitted the Monthly T-Sheet for more than a two-month period when due,

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 14 of 134

El Pollo Loco Unit # ______

Location ________________

Franchisor may, as its sole and absolute right initiate an ACH or/and EFT transfer from the Operating Account an estimated amount of Fees due Franchisor for such period which shall be based on the average of the immediately preceding three (3) months’ Net Sales.  If, at any time, Franchisor determines that Franchisee has under-reported the monthly Net Sales of the Restaurant, or underpaid the monthly Royalty Fees, Advertising Fees, or other amounts due to Franchisor under this Agreement, or any other agreement, Franchisor may, in addition to exercising all other rights and remedies available to it under this Agreement, initiate an immediate transfer from the Operating Account in the amount equal to the unpaid Fees in accordance with the foregoing procedure, including interest as provided in Section 6.2 above.  Any overpayment of Fees will be credited to the Operating Account effective as of the first due date after Franchisor and Franchisee determine that such credit is due.

7.4.In connection with payment of the monthly Fees by ACH or EFT, Franchisee shall: (1) comply with procedures specified by Franchisor relating to ACH or EFT transfers; (2) perform those acts and sign and deliver those documents as may be necessary to accomplish payment by ACH or EFT as described in Section 7.2 and 7.4; (3) give Franchisor an authorization in the form designated by Franchisor to initiate debit entries and/or credit correction entries to the Operating Account for payments of the monthly Royalty Fees and Advertising Fees, or other amounts due to Franchisor under this Agreement, or any other agreement, including any interest charges; and (4) make sufficient funds available in the Operating Account for withdrawal by ACH or EFT of Fees due no later than each applicable due date.

7.5.In addition to the sales data required to be provided in the Monthly T-Sheet to be delivered pursuant to Section 7.2, Franchisee shall deliver (in the manner prescribed by Franchisor) to Franchisor, on or before the tenth (10th) day after the end of each sales month during the term of this Agreement, any other sales and menu mix data reasonably requested by Franchisor with respect to the preceding sales month, whether specified in the Manual or otherwise.

7.6.Within thirty (30) days after the end of each calendar quarter and within one hundred twenty (120) days after the end of each calendar year during the term of this Agreement, Franchisee shall provide to Franchisor a financial statement of the franchise business which shall include such information and data as specified in the financial reporting format set forth in Exhibit 6 attached hereto or in such other format reasonably approved by Franchisor.   Such fiscal year-end financial statements must be signed by Franchisee, Franchisee’s treasurer or Franchisee’s chief financial officer and contain a representation that the financial statements present fairly the financial position of Franchisee and the results of operations of the franchise business during the period covered.

7.7.Franchisee shall make all payments when due to third parties for obligations arising out of or in any way connected with the existence, operation or maintenance of the Restaurant, including, but not limited to, rental and mortgage payments and payments for utilities, services, products, equipment, supplies, goods, inventory, materials, taxes,

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 15 of 134

El Pollo Loco Unit # ______

Location ________________

labor and other matters.  In the event that Franchisee fails to make any such payment in accordance with the foregoing and the nonpayment results or may reasonably result in a condition or event which threatens public safety or health or which may materially and adversely affect the ownership, condition or operation of the Restaurant, in either case in the reasonable judgment of Franchisor, Franchisor shall have the sole and absolute right, after five (5) days written notice to Franchisee, but not the obligation, to make such payment on behalf of Franchisee.  Such payment shall be without prejudice and in addition to all other available rights and remedies.  Any payment made by Franchisor pursuant to this Section 7.7 shall be paid by Franchisee to Franchisor as an additional amount for the monthly billing period in which such payment is made by Franchisor.

7.8.Franchisee shall maintain accurate and complete books and records pertaining to the operation and maintenance of the Restaurant as required by the standards, policies and procedures established by Franchisor in accordance with the Manual.  Franchisee shall be solely responsible for performing all record keeping duties, and the cost for all such services shall be borne solely by Franchisee.

7.9.Franchisee shall obtain, install, and use the computer system that Franchisor requires or approves in writing.  The term “Computer System” means communications, computer systems, and hardware to be used by the Restaurant, including (a) back office and point of sale systems, (b) cash register systems; (c) physical, electronic, and other security systems; (d) printers and other peripheral devices; (e) archival back-up systems; and (f) internet access mode (for example, Franchisee’s telecommunications connection).  In connection with the Computer System:

a.Franchisee must obtain, install, and use the computer software programs required by Franchisor (the “Required Software”) from time to time.  Franchisee must utilize any proprietary software program that Franchisor has developed or may develop, internally or with the assistance of outside suppliers or consultants, or that Franchisor may license for use by the El Pollo Loco® System.

b.Franchisor may modify specifications for and components of the Computer System and Required Software. The Computer System and Required Software must be purchased or leased from Franchisor or from suppliers approved by Franchisor and must be installed by Franchisor or by suppliers approved by Franchisor solely at Franchisee’s expense.  Franchisor may be the only approved supplier of the Computer System and Required Software.  Franchisee is responsible, at Franchisee’s expense, to ensure that all Computer System components and Required Software are: (i) installed in accordance with Franchisor’s standards and procedures; (ii) functioning properly with timely upgrades, updates, modifications, and maintenance; and (iii) can interface with Franchisor’s computer system.  Franchisee has sole and complete responsibility for any and all consequences if the Computer System and Required Software is not properly operated, maintained, updated, modified, and upgraded.  Franchisor’s modification of specifications for the Computer System and Required Software may require Franchisee, at Franchisee’s expense, to purchase, lease, and/or license new or modified computer hardware and/or software and/or communications capabilities and to obtain service and

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 16 of 134

El Pollo Loco Unit # ______

Location ________________

support for such modifications.  Franchisee shall be required to enter into an El Pollo Loco® IT Support Services Agreement (a “Support Agreement”) in connection with the operation of the Computer System.  The Support Agreement is attached to this Agreement as Exhibit 7.  Franchisee agrees that Franchisor may condition any license of proprietary software to Franchisee, or your use of technology that Franchisor develops or maintains, on you signing the software license agreement or similar document Franchisor provides to regulate your use of, and our and your respective rights and responsibilities with respect to, the software or technology. Franchisor may charge Franchisee up-front and ongoing weekly or monthly fees for any proprietary software or technology Franchisor licenses to Franchisee and for other maintenance and support services provided during this Agreement’s term.

c.The Computer System is for use by Franchisee only in connection with operational and management tasks of the Restaurant.  Franchisee may not use the Computer System for email, word processing, spreadsheets, web surfing, or any other personal application or purpose not approved in writing by Franchisor (“Personal Applications”).  However, Franchisee may run such Personal Applications on a separate personal computer and network provided by Franchisee, but the personal computer and network must run in “stand alone, isolated mode” and Franchisee must not interconnect such computer(s) with the Computer System.  Franchisor reserves the right require Franchisee to shut down Personal Applications interfaces if Franchisor determines that such interfaces interfere with the Computer System operations, or the operation of the Restaurant. In addition, Franchisee will only install Franchisor approved Wi-Fi hardware to ensure security and controls are in place to protect and segment networks.

d.Franchisor shall have the right from time to time, and at any time, to retrieve data and information from Franchisee’s Computer System, by modem or other means, and use it for any reasonable business purpose both during and after the term of this Agreement.  Franchisor may, from time to time, specify in the Manual or otherwise in writing the information that Franchisee shall collect and maintain on the Computer System, and Franchisee shall provide to Franchisor such reports as Franchisor may reasonably request from the data so collected and maintained.

7.10.All of the accounts, books, records and federal, state and local tax returns and reports of Franchisee, so far as they pertain to the business transacted under this Agreement, shall be open to inspection, examination and audit by Franchisor and its authorized representatives at any and all times, and copies thereof may be made by Franchisor and retained for its own use.  All of such records shall be maintained and retained by Franchisee for seven (7) years, and following the termination or expiration of this Agreement, the books and records for the preceding seven (7) years shall be maintained and retained by Franchisee for five (5) years. Franchisor may inspect, examine audit and copy any and all books and records of the Franchisee’s business.  Any such inspection, examination and audit shall be at Franchisee’s cost and expense as a result of Franchisee’s failure to prepare and deliver its transmittal reports to Franchisor as required herein, or to maintain books and records as hereinabove provided, or if any such transmittal report is determined to be in error to an extent of two percent (2%) or

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 17 of 134

El Pollo Loco Unit # ______

Location ________________

more for the period audited.  Any such cost and expense shall be set forth in a written invoice delivered to Franchisee by Franchisor.  Franchisee shall reimburse Franchisor for the invoice amount within seven (7) days after the invoice has been delivered to Franchisee.

7.11.Franchisee shall sell or otherwise issue the stored value cards or gift cards and certificates (together “Gift Cards”) that have been prepared utilizing the standard form of Gift Card provided or designated by Franchisor, and only in the manner specified by Franchisor in the Manual or otherwise in writing.  Franchisee shall fully honor all Gift Cards that are in the form provided or approved by Franchisor regardless of whether a Gift Card was issued by Franchisee or another EPL Restaurant or purchased at any other location including without limitation, retail stores, internet sales or other means of distribution.  Franchisee shall sell, issue, and redeem (without any offset against any royalty fees) Gift Cards in accordance with procedures and policies specified by Franchisor in the Manual or otherwise in writing (the “Gift Card Program”), including those relating to procedures by which Franchisee shall request reimbursement for Gift Cards issued by other EPL Restaurants and for making timely payment to Franchisor, other operators of EPL Restaurants, or a third-party service provider for Gift Cards issued from the EPL Restaurant that are honored by Franchisee, Franchisor or other EPL Restaurant operators.  Franchisee acknowledges and agrees that, in connection with the Gift Card Program, Franchisee may be required to:

a.Enter into a separate agreement with a third-party provider of Gift Card services under the terms and conditions as may reasonably be required by such third party for participation in the Gift Card Program;

b.Purchase and maintain a sufficient number of Gift Cards, in a form approved by Franchisor, as may reasonably be required for participation in the Gift Card Program;

c.Purchase or upgrade, as applicable, such hardware, software and equipment as shall be necessary to participate in the Gift Card Program;

d.Promote and sell the Gift Cards in Franchisee’s Restaurant using only marketing methods and materials approved by Franchisor;

e.Comply in all material respects with all applicable laws, statutes and regulations in performing Franchisee’s obligations under this Agreement and otherwise in connection with Franchisee’s participation in the Gift Card Program; and

f.Execute such forms or documents or take such other actions reasonably necessary or requested by Franchisor to effectuate Franchisee’s participation in the Gift Card Program.

7.12.Franchisee acknowledges and agrees that Franchisor reserves the right to discontinue or modify the Gift Card Program at any time, as its sole and absolute right.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 18 of 134

El Pollo Loco Unit # ______

Location ________________

Upon receipt of written notice from Franchisor of its intent to discontinue or modify the Gift Card Program, Franchisee shall, as applicable, immediately cease offering and accepting Gift Cards and/or make such modifications as Franchisor shall require.

7.13.Franchisee shall participate in the Remote Ordering System (including, but not limited to, website and mobile application ordering and payment), Loyalty Program, Third Party Delivery Program, Digital Menu Boards Program, and Curbside Pickup Program (collectively referred to as “Programs”).  Franchisee shall comply with procedures and policies of the Programs specified by Franchisor in the Manual or otherwise in writing, including those relating to making timely payment to third-party service providers for such Programs.  Franchisee acknowledges and agrees that, in connection with the Programs, Franchisee may be required to:

a.Enter into a separate agreement with third party service providers of the Programs under the terms and conditions as may reasonably be required by such third parties for participation in the Programs;

b.Purchase or upgrade, as applicable, such hardware, software and equipment as shall be necessary to participate in the Programs;

c.Comply in all material respects with all applicable laws, statutes and regulations in performing Franchisee’s obligations under this Agreement and otherwise in connection with Franchisee’s participation in the Programs; and

d.Execute such forms or documents or take such other actions reasonably necessary or requested by Franchisor to effectuate Franchisee’s participation in the Programs; and

e.Accept credit cards and mobile payments for orders made through these and other programs or product distribution channels, not imposing any minimum amount for the acceptance of any payment method.

7.14.We may discontinue or modify the Programs at any time, and upon receiving notice from us that we intend to do so, you must immediately cease the Programs or make the modifications that we require.

7.15.Franchisee acknowledges and agrees that it is in the best interest of the business conducted at the Restaurant and the System as a whole, to participate in the Payment Card Industry (“PCI”) Data Security Standard (“DSS”) Program offered through a third party vendor.  This is a set of security requirements that uses current technology and physical security best practices to protect credit cardholder data.  The size of Franchisee’s business and the number of transactions processed by Franchisee will determine Franchisee’s specific requirements for achieving PCI compliance.  Currently, the monthly cost of quarterly firewall scans is included with the Micros Platinum service monthly fees; however, such monthly cost may increase as detailed in the El Pollo Loco® IT Support Services Agreement, attached and incorporated herein as Exhibit 7. If

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 19 of 134

El Pollo Loco Unit # ______

Location ________________

Franchisee is found to be non-compliant with the PCI/DSS and remediation is required, a third party vendor will work directly with Franchisee to resolve any outstanding issues and Franchisee may have to pay additional fees. All franchisees are required to participate in this program from a third party vendor as to which we, as our sole and absolute right, may require approval.  Franchisee further promises that the results of the PCI review of Franchisee’s operations, in so far as they pertain to the business transacted under this Agreement, shall be open to inspection, examination and audit by Franchisor and its authorized representatives at any and all times, and copies thereof may be made by Franchisor and retained for its own use.  All of such records shall be maintained and retained by Franchisee as required by the PCI DSS.  Franchisee understands and agrees that Franchisee is solely responsible for meeting the requirements for the PCI DSS Program. Failure to do so shall be considered grounds for termination of this Agreement as provided in Section 18 hereof.

8.	ADVERTISING AND MARKETING

8.1.Recognizing the value of marketing and advertising to the goodwill and public image of the El Pollo Loco® System, Franchisor administers funds for advertising, public relations, marketing research and promotion into which franchisees contribute an Advertising Fee.  El Pollo Loco® restaurants owned and operated by Franchisor contribute on the same basis as franchisees within the same DMA.

8.2.The entire Advertising Fee will be deposited into the “Advertising Fund” to be allocated as Franchisor’s sole and absolute right.

8.3.Franchisor shall have the sole and absolute right to determine the expenditures, investments and all aspects of activities funded by the Advertising Fund, including media plans and buying, creative concepts, materials, endorsements and agency relationships.  The Advertising Fund may be used to pay for production costs for materials and programs Franchisor chooses, including advertising agency fees, market research, concept development, design development (store prototypes and advertising), product research and development, video, audio, electronic, written advertising materials, media and public relations programs, reimbursement for Franchisor’s direct overhead and personnel costs to fulfill our obligations to Franchisee in connection to the Advertising Fund and other uses that Franchisor determine to be appropriate and beneficial for some or all EPL Restaurants.  The Advertising Fund will be accounted for separately from Franchisor’s other funds.  Although it has been Franchisor’s practice to spend all advertising funds in the fiscal year in which they are collected, Franchisor reserves the right to spend such advertising funds in the next fiscal year to the extent Franchisor deems appropriate.  Franchisor may spend in any fiscal year an amount greater or less than the aggregate contributions made by EPL Restaurants to the Advertising Fund in that year, and the Advertising Fund may borrow from Franchisor or from other lenders to cover deficits in the Advertising Fund or cause the Advertising Fund to invest any surplus for future use by the Advertising Fund.  Upon request, but not more frequently than annually, Franchisor will provide Franchisee with a written description of the expenditures made by the Advertising Fund during the fiscal year immediately preceding the request of the

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 20 of 134

El Pollo Loco Unit # ______

Location ________________

advertising fees received from franchisees. The statement of expenditures is not required to be audited.

8.4.If Franchisee’s Restaurant is located outside the LA DMA, Franchisor may allocate a portion of Franchisee’s Advertising Fee, in the amount that we determine in our discretion, to a Local Advertising Fund (“LAF”) and control all decisions regarding the use of the LAF.  Franchisee will be required to pay the Advertising Fee to Franchisor at the same time as Franchisee’s royalty payments pursuant to the Authorization Agreement for Prearranged Payments (Exhibit 4 to the Franchise Agreement).  Franchisee must use current approved vendors for Franchisee’s advertising order, and Franchisor will pay the approved vendor directly upon approval of the order and confirmation of receipt of the order with Franchisee.  The LAF monies will also be used to reimburse Franchisee for the cost of implementing local marketing plans developed by Franchisee and approved in writing by Franchisor (up to an amount not to exceed the LAF contributions collected). For these purposes, qualifying LAF expenditures include, but are not limited to: (a) amounts contributed to Advertising Associations (defined below); and (b) amounts spent for advertising media, such as television, radio, newspaper, billboards, posters, direct mail, collateral and promotional items, advertising on vehicles (excluding the cost of any vehicle), and, if not provided by Franchisor, the cost of producing approved materials necessary to participate in such media.  Non-qualifying LAF expenditures include amounts spent for items which Franchisor, in its reasonable judgment, deems inappropriate for meeting the minimum advertising requirement, including, but not limited to: permanent on-premises Signs and traditional or digital menu boards, transportation vehicles, marketing personnel salaries, public relations or advertising agency retainer, highway signs or any other signage for directional purposes only, store labor costs associated with the execution of any marketing program, lighting, administrative costs, Yellow Pages advertising, discounts/coupons offers, free offers, employee incentive programs, and any unapproved marketing or advertising materials.

8.5.Franchisee shall not engage in any advertising activities without Franchisor’s prior written consent.  Should Franchisee submit advertising that is not approved by Franchisor, Franchisee will be required to revise and resubmit such advertising again for written approval, prior to use of such advertising.  Franchisee shall submit to Franchisor for Franchisor’s prior approval, at least thirty (30) days prior to the beginning of each fiscal year, a marketing plan for Franchisee’s DMA.   This marketing plan may be submitted by all franchisees in Franchisee’s DMA through an area advertising association.  If Franchisee is using materials not prepared by Franchisor and which vary from Franchisor’s standard advertising and promotional materials, such materials must be submitted to Franchisor for approval no less than forty-five (45) days prior to the beginning of such promotion or program.  Franchisor will review any materials submitted for Franchisor’s approval within ten (10) business days of receipt of such materials.  Franchisee shall not use any advertising or promotional materials that Franchisor has disapproved, or that Franchisor has not approved.

8.6.Franchisor shall have the right to establish local and/or regional advertising associations (“Advertising Associations”) for El Pollo Loco® restaurants in Franchisee’s

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 21 of 134

El Pollo Loco Unit # ______

Location ________________

local or regional area, covering the geographic areas Franchisor may designate from time to time.  Franchisor has the right to form, change, dissolve or merge the Advertising Associations.  If Franchisor has established an Advertising Association in Franchisee’s DMA, Franchisee must participate in the Advertising Association and its programs and abide by its by-laws.  Each EPL Restaurant located within the area governed by the Advertising Association will have one (1) vote.  Franchisee must contribute the amounts to the Advertising Association(s) as determined by the Advertising Association members from time to time in accordance with their bylaws.  Any EPL Restaurant owned by Franchisor in Franchisee’s DMA or regional market area(s) will contribute to the Advertising Association on the same basis as Franchisee contributes for its Restaurant.  Contributions to the local and regional Advertising Associations are credited toward the LAF advertising expenditures required pursuant to Section 8.4  above; however, if Franchisor provides Franchisee and Franchisee’s Advertising Association ninety (90) days’ notice of a special promotion, including, but not limited to, any regional promotions, Franchisee must participate in the promotion and also pay Franchisor any special promotion advertising fees assessed in connection with the program, beginning on the effective date of the notice and continuing until the special promotion is concluded.  Any special promotion advertising fees will be in addition to, and not credited towards, the LAF advertising expenditure required pursuant to Section 8.4 above.  The Advertising Association Membership Agreement is attached to this Agreement as Exhibit 5.  Franchisor may administer the Advertising Associations and collect Franchisee’s Advertising Association contributions by automatic electronic withdrawal.

8.7.Franchisor shall be under no obligation to use the Advertising Fund to advertise equally for all markets or for all DMAs. All advertising fee contributions from Franchisor-operated restaurants shall be deposited in the Advertising Fund.  Franchisor shall be under no obligation to determine the incremental cost of franchise sales advertising and investor relations sections of any internet web sites established by Franchisor and funded in whole or in part by the Advertising Fund.

8.8.In addition to Advertising Fees payable pursuant to Section 6.1 of this Agreement, Franchisee shall expend $5,000.00 to conduct grand opening advertising and local store marketing and promotion programs for Franchisee’s Restaurant, utilizing advertising and promotional materials approved by Franchisor.  Such grand opening advertising shall be conducted in accordance with Franchisor’s specifications and standards and in accordance with a grand opening plan (which will cover advertising and promotion for the 15 days prior to the Opening Date and 45 days following the Opening Date) which Franchisee prepares and submits to Franchisor for approval at least 30 days prior to the anticipated Opening Date.  Franchisee shall submit to Franchisor, not later than 15 days following the conclusion of such grand opening promotion, written receipts and other evidence reasonably satisfactory to Franchisor evidencing all amounts spent by Franchisee to conduct the grand opening promotion.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 22 of 134

El Pollo Loco Unit # ______

Location ________________

9.	INSURANCE AND INDEMNIFICATION

9.1.Throughout the term hereof, Franchisee shall obtain and maintain insurance coverage with insurance carriers acceptable to Franchisor in accordance with Franchisor’s current insurance requirements as modified from time to time.  The coverage shall commence when the Location is secured by Franchisee by executed deed or (sub)lease.  As proof of such insurance, a certificate of insurance shall be submitted by Franchisee for Franchisor’s approval prior to Franchisee’s commencement of any activities or services to be performed under this Agreement.  Franchisee shall deliver a complete copy of Franchisee’s then-prevailing policies of insurance to Franchisor within thirty (30) days following the delivery of the certificate of insurance.  The coverage shall include the following:

a.Full compliance with the insurance requirements of Franchisee’s (sub)lease, if any; and

b.Commercial general and product liability insurance written on an occurrence form that includes but is not limited to, premises-operations, property damage (including fire and extended coverage, vandalism and malicious mischief insurance for replacement value of the restaurant and its contents), products/completed operations, contractual liability, independent contractors, personal injury and advertising injury and liability assumed under an insured contract with coverage no less than a minimum $1,000,000 per occurrence and $2,000,000 general aggregate; and

c.Automobile liability with at least $1,000,000 combined single limit; and

d.Umbrella excess liability insurance with a minimum limit of $5,000,000 limit per occurrence; and

e.Property and extended coverage insurance with a maximum deductible of $10,000.00 and with endorsements for vandalism and malicious mischief, covering the building, structures, equipment, improvements and the contents thereof in and at the Restaurant, on a full replacement cost basis, insuring against all risks of direct physical loss (except for unusual perils such as nuclear attack, earth movement and war), and business interruption insurance sustained form covering the rental of the Location, previous profit margins, maintenance of competent personnel and other fixed expenses; and

f.Such worker’s compensation insurance as may be required by applicable workers compensation and/or occupational disease law; and

g.In connection with and prior to commencing any construction, reimage or remodeling of the Restaurant, Franchisee shall maintain Builder’s All Risks

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 23 of 134

El Pollo Loco Unit # ______

Location ________________

Insurance and performance and completion bonds in forms and amounts, and written by a carrier or carriers, acceptable to Franchisor; and

h.An additional insured endorsement naming Franchisor. The endorsement shall state the above-described insurance shall be primary and not contributory, as to Franchisor; with a waiver of subrogation in favor of Franchisor.  All policies must contain provisions waiving rights of recovery against any named insured by subrogation; and

i.Commercial liability and umbrella/excess policies shall not contain: (i) mold, fungi, viruses, or bacteria exclusions applying to a good or product intended for consumption, or (ii) property damage or bodily injury caused by the ingestion of food. There may be other insurance policies (not mentioned here) required to cover potential losses due to your particular business operations.

j.All public liability and property damage policies shall contain a provision that Franchisor, although named as an additional insured, shall nevertheless be entitled to recover under such policies on any loss occasioned to it, its affiliates, officers, agents and employees by reason of the negligence of Franchisor, Franchisee, or their respective principals, contractors, agents or employees; and

k.All policies shall extend to and provide indemnity for all obligations assumed by Franchisee hereunder and all other items for which Franchisee is required to indemnify Franchisor under the provisions of this Agreement, whether or not the liability arose from the negligence of Franchisor, its principals, contractors, agents or employees, and shall provide Franchisor with at least thirty (30) days prior written notice of cancellation, termination or material reduction of coverage.

9.2.Franchisor shall be named as an additional insured on all of such policies referenced in Section 9.1 above to the extent of its interests and shall be provided by Franchisee with certificates of insurance evidencing such coverage prior to the Opening Date and promptly following the date any policy of insurance is renewed, modified or replaced during the term of this Agreement.  All coverages shall be placed with a financially stable insurer with a minimum AM Best Ratings of A-VII.  Franchisor reserves the right to specify reasonable changes (which may include increases) in the types and amounts of insurance coverage required by this Section 9.  Should Franchisee fail or refuse to procure the required insurance coverage from an insurance carrier acceptable to Franchisor or to maintain it throughout the term of this Agreement, Franchisor may as its sole and absolute right, but without any obligation to do so, obtain such coverage for Franchisee, in which event Franchisee shall pay on demand the required premiums and any related fees or costs (such as, but not limited to, broker’s fees, taxes or service fees) or reimburse Franchisor therefore.  The amount of such premiums and any related fees or costs shall be set forth in a written invoice delivered to Franchisee by Franchisor.  Franchisee shall reimburse Franchisor for the invoice amount within seven (7) days after the invoice has been delivered to Franchisee pursuant to Section 23.3 of this Agreement.  Failure to maintain the required insurance or to promptly reimburse Franchisor for any

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 24 of 134

El Pollo Loco Unit # ______

Location ________________

premiums and any related fees or costs paid on behalf of Franchisee by Franchisor shall constitute a default hereunder.  Should Franchisor elect to obtain such coverage for Franchisee, then Franchisee will assist Franchisor by providing the necessary information and access to enable Franchisor to obtain coverage for Franchisee.  In the event of any claim, lawsuit, complaint, cross complaint, arbitration, demand, allegation, or liens and damages (collectively “Claim”), Franchisee shall immediately notify Franchisor in writing of the Claim and the facts surrounding such Claim pursuant to Section 23.3 of this Agreement.

9.3.Franchisee shall defend immediately upon tender of defense, at its own cost, Franchisor, its subsidiaries, parent and affiliates, shareholders, directors, officers, employees and agents (collectively referred to, for this Sections 9.3 and 9.4 only, as “Franchisor”), from and against any and all claims, lawsuits, complaints, cross complaints, arbitrations, demands, allegations, costs embraced by indemnity, loss, costs, expenses (including attorneys’ fees), liens and damages (collectively referred to, for Sections 9.3 and 9.4 only, as “Losses”), however caused, and reimburse Franchisor for all costs and expenses (including attorneys’ fees) incurred by Franchisor in defense of any Losses, resulting directly or indirectly from or pertaining to or arising out of, or alleged to arise out of, or in connection with the use, operation, maintenance, condition, construction, equipment, decorating, signage (including traditional or digital menu boards), sidewalks, exterior, interior, parking lot, food preparation, sales and service of Franchisee’s restaurant, including any labor, any employee related claims whatsoever, including, without limitation any claims made by an employee of Franchisee resulting from the employee’s training in a Franchisor operated facility or restaurant, and including Franchisee’s failure for any reason to fully inform any third party of Franchisee’s lack of authority to bind Franchisor for any purpose.  Such Losses shall include, without limitation, those arising from latent or other defects in the restaurant whether or not discoverable by Franchisor, and those arising from the death of or injury to any person or arising from damage to the property of Franchisee or Franchisor, or any third person, firm or corporation, whether or not resulting from any strict liability imposed by fact, law, statute, or ordinance, on Franchisor.  Franchisee further agrees that Franchisee’s duty to defend Franchisor is separate from, independent of and free-standing of Franchisee’s duty to indemnify Franchisor and applies whether the issue of Franchisee’s negligence, breach of contract, or other fault or obligation has been determined.  Franchisee’s duty to defend is regardless of the outcome of liability even if Franchisee is ultimately found not negligent and not dependent on the ultimate resolution of issues arising out of any claims, lawsuits, complaints, cross complaints, arbitration, demands, allegations, costs embraced by indemnity, loss, costs, expenses (including attorneys’ fees), liens or damages.

9.4.Franchisee shall indemnify and hold harmless Franchisor from and against any and all Losses, however caused, resulting directly or indirectly from or pertaining to or arising out of or in connection with the use, operation, maintenance, condition, construction, equipment, decorating, signage (including traditional or digital menu boards), sidewalks, exterior, interior, parking lot, food preparation, sales and service of Franchisee’s restaurant, including any labor, any employee related claims whatsoever, including, without limitation any claims made by an employee of Franchisee resulting from

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 25 of 134

El Pollo Loco Unit # ______

Location ________________

the employee’s training in a Franchisor operated facility or restaurant, and including Franchisee’s failure for any reason to fully inform any third party of Franchisee’s lack of authority to bind Franchisor for any purpose. Such Losses shall include, without limitation, those arising from latent or other defects in the restaurant whether or not discoverable by Franchisor, and those arising from the death of or injury to any person or arising from damage to the property of Franchisee or Franchisor, or any third person, firm or corporation, whether or not resulting from any strict liability imposed by fact, law, statute, or ordinance, on Franchisor.  Franchisee further shall indemnify and hold harmless Franchisor from all said Losses and shall pay for and be responsible for all said Losses, however caused, whether by any individual, employee, third person or party, vendor, visitor, invitee, trespasser or any firm or corporation whatsoever, whether caused by or contributed to by Franchisor, the combined conduct of Franchisee and Franchisor, or active or passive negligence of Franchisor, but for the sole negligence or willful misconduct of Franchisor.

10.	VENDING MACHINES

10.1.Franchisee shall not install a video game machine, juke box, cigarette machine, public telephone or other type of vending machine or device, whether or not coin operated in the Restaurant, or on its premises, without prior written approval of Franchisor, which approval will be granted or denied as Franchisor’s sole and absolute right.  The revenues received by Franchisee from any approved machines shall be included in Franchisee’s Net Sales.

11.	COMPLIANCE WITH MANUAL AND WITH SYSTEM STANDARDS

11.1.Franchisee acknowledges and agrees that strict and continued adherence by Franchisee to Franchisor’s standards, policies, specifications, procedures,  requirements, menu items policies, and the Manual comprising the El Pollo Loco® System (collectively, the “System Standards”), as set forth in this Section 11, in the Manual, and in other standards, policies, and procedures documents created or modified by Franchisor from time to time, is required and that failure on the part of Franchisee to so adhere will be grounds for termination of this Agreement as provided in Section 18 hereof.  Franchisee acknowledges that changes, modifications, deletions and additions to the System Standards may be necessary and desirable from time to time.  Franchisor may make such modifications, revisions, deletions and additions, including without limitation, modifications, revisions, deletions and additions to the Manual and to the menu items required to be offered by Franchisee, which Franchisor, in good faith and exercising its judgment believes to be desirable.  Franchisee agrees to comply with any such modification, revision, deletion or addition as of the date that such modification, revision, deletion or addition becomes effective, whether they involve refurbishing or remodeling the Restaurant, buying new operating assets, adding new menu items and services, initiating new programs, or otherwise modifying the nature of your operations, as if they were part of this Agreement as of the Effective Date.  Franchisee acknowledges that it shall receive one (1) copy of the Manual for the Restaurant on loan from Franchisor and that the Manual shall at all times remain the sole property of Franchisor.  Franchisee

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 26 of 134

El Pollo Loco Unit # ______

Location ________________

understands that Franchisor has entered into this Agreement in reliance upon Franchisee’s representation that it will strictly comply with all the provisions of the Manual.  For purposes of this Agreement, the Manual shall be deemed to include all written directions delivered to Franchisee by Franchisor from time to time setting forth standards, specifications and procedures for the operation of Franchisee’s Restaurant.

11.2.Franchisee acknowledges and agrees that it is in the best interest of the business conducted at the Restaurant to prepare and serve food in the Restaurant only from ingredients which meet the product specifications as communicated by Franchisor to Franchisee from time to time (the “Specifications”), and Franchisee further promises that all products, equipment, goods, inventory and supplies used in connection with the Restaurant will comply with the Specifications.  Furthermore, Franchisee shall not offer or sell any product, service or other item at the Restaurant except those prior approved in writing by Franchisor.

a.All menu items shall be made in strict compliance with Franchisor’s written recipes and requirements, which Franchisor may change from time to time by amendments to the Manual.

b.Franchisee acknowledges and agrees that all proprietary El Pollo Loco® marinades, marinade mixes and marinated ingredients used in the preparation of the required and approved El Pollo Loco® food products are unique.  Their formulae and the process of their manufacture constitute trade secrets.  Franchisee shall purchase such marinades, marinade mixes and marinated ingredients exclusively from Franchisor or, as Franchisor’s sole and absolute right to determine, from Franchisor’s designated distributor.  The right to purchase and use such marinades, marinade mixes and marinated ingredients is licensed to Franchisee pursuant to this Agreement, and such right is restricted to use in the franchise business at the Restaurant and solely for the term of this Agreement.

11.3.Throughout the term of this Agreement, Franchisee shall be actively engaged in the management and day-to-day operation of the Restaurant.  Franchisee may appoint an Operations Director to supervise all franchise activities.  If Franchisee appoints an Operations Director, such appointment is subject to Franchisor’s prior written approval and the Operations Director must satisfactorily complete Franchisor’s management training program and have received the ServSafe® certification; and Franchisee must complete either Franchisor’s management training program or the Executive Franchisee Training Program. The Operations Director shall be actively engaged in the management and day to day operations of the restaurant and devote full time and best efforts to the supervision of EPL Restaurant(s) owned by Franchisee. If at any time, for any reason, the Operations Director ceases to perform those duties on behalf of the Restaurant(s), Franchisee shall appoint a new Operations Director within 30 days subject to Franchisor’s prior written approval, and the newly appointed Operations Director must satisfactorily complete Franchisor’s management training program within 90 days of appointment and have received the ServSafe® certification at Franchisee’s expense; or, Franchisee shall assume the duties of the Operations Director and complete

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 27 of 134

El Pollo Loco Unit # ______

Location ________________

Franchisor’s management training program within 120 days (if not previously completed). Franchisee must also comply with any applicable transfer provisions of this Agreement if the change in Franchisee’s Operations Director results in a change in the equity ownership of the Restaurant.

11.4.Franchisee acknowledges that it has received a copy of Franchisor’s list of approved brands and distributors (the “Approved Brands and Distributors List”).  Franchisor has consulted with the distributors set forth on such list and each distributor has agreed to offer products, services, equipment, goods, inventory, supplies or paper products which will comply with Franchisor’s Specifications.  Such Approved Brands and Distributors List is furnished to Franchisee and Franchisee must purchase only those products, equipment, goods, inventory, supplies and paper products that comply with the Specifications and only those brands, and only from those distributors, that are on the Approved Brands and Distributors List.  If Franchisee desires to purchase any brands and/or products from any distributor not named on the Approved Brands and Distributors List (or any brand and/or product not on the Approved Brands and Distributors List from a distributor on that list), Franchisee shall first submit to Franchisor a written request for approval of any such brand, product and/or distributor whichever is applicable, prior to Franchisee’s purchase of such product from such distributor.  Franchisor shall have the right to require that its representatives be permitted to inspect the distributor’s facilities and that samples from the distributor be delivered either to Franchisor or to an independent laboratory designated by Franchisor for testing.  Upon completion of Franchisor’s inspection or evaluation of the proposed distributor (including samples provided by such distributor), and upon submission of any additional information or data required by Franchisor, Franchisor shall promptly approve or reject such proposed distributor or services and goods. Franchisor reserves the right, at its option, to re-inspect the facilities and products of any such approved distributor or of any distributor on Franchisor’s Approved Brands and Distributors List and to revoke its approval upon the distributor’s failure to continue to meet any of Franchisor’s then-current Specifications and criteria.  Nothing in the foregoing shall require Franchisor to approve any distributor.  Franchisor agrees to evaluate any item which Franchisee is considering procuring to determine whether such item complies with the Specifications.  No charge shall be made by Franchisor for the services of Franchisor’s employees in connection with such evaluation; however, Franchisee shall reimburse Franchisor for its reasonable cost and expenses in connection with such evaluation, including any amounts paid to independent laboratories or consultants chosen by Franchisor as its sole and absolute right to assist in such evaluation.  All such amounts shall be set forth in a written invoice delivered to Franchisee by Franchisor.  Franchisee shall reimburse Franchisor for the invoice amount within seven (7) days after the invoice has been delivered to Franchisee pursuant to Section 23.3 of this Agreement.  The Approved Brands and Distributors List and any guide containing such list are proprietary information of El Pollo Loco® and must be kept strictly confidential by Franchisee.  Franchisee shall not copy, distribute, release or otherwise provide any third party with all or any part of the information contained in the Approved Brands and Distributors List or guide without first obtaining the prior written approval of Franchisor, which approval may be withheld as Franchisor’s sole and absolute right. (Notwithstanding anything in this Agreement to the contrary, Franchisor may designate

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 28 of 134

El Pollo Loco Unit # ______

Location ________________

itself the only approved distributor of some or all of the brands and/or products.  Franchisor’s proprietary products must be purchased from Franchisor or its designated distributor pursuant to Section 11.2.b.

11.5.As uniformity of appearance and public recognition are important to the El Pollo Loco® brand recognition and success of Franchisee and Franchisor hereunder, Franchisee shall:

a.Use only uniforms, Signs, cards, posters, notices, displays, decorations, table tents and other such advertising materials which are identical in appearance and quality to those furnished or approved by Franchisor.  Franchisor may make available its menu-stock (pre-printed as to all matters other than menu prices), including specials and featured items, to Franchisee for printing in the event that Franchisee elects to charge prices not provided for in Franchisor’s menu codes.  Notwithstanding anything in this Agreement to the contrary, Franchisor reserves the right, to the fullest extent allowed by applicable law, to: establish maximum, minimum or other pricing requirements with respect to the prices Franchisee may charge; recommend retail prices; advertise specific retail prices for some or all products sold by Franchisee, which prices Franchisee will be compelled to observe; engage in marketing, promotional and related campaigns, which Franchisee must participate in and which may directly or indirectly impact Franchisee’s retail prices; and otherwise mandate, directly or indirectly, the prices which Franchisee may charge.)  Franchisee agrees that all specials or featured items designated by Franchisor shall be included as part of the menu and shall be made available on the days and times designated by Franchisor; and

b.Not authorize or permit in the Restaurant, or on behalf of the Restaurant, any advertising, Signs, cards, posters, notices, displays, decorations or table tents other than those described in Section 11.5(a) , nor authorize or permit in or around the Restaurant any products or services which are not authorized by Franchisor, without the prior written consent of Franchisor.

c.Receive written approval from Franchisor’s Marketing Department to employ delivery companies as described in the Manual.  Notwithstanding the foregoing, under the System, and as described in Section 7.13 above, Franchisor requires Franchisee’s participation in the Remote Ordering System, Loyalty Program, Third-Party Delivery Program, and Curbside Pickup Order Program. Franchisee shall be required to participate, offer and conduct such programs.

d.Comply with our customer complaint resolution procedures and our commitment to customer satisfaction policy. Franchisee must reimburse Franchisor promptly if Franchisor resolves a customer complaint because you fail to resolve the matter as or when required.

e.Cooperate with Franchisor to maintain a single voice for the El Pollo Loco® brand across all social media platforms, including your agreement to refrain from

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 29 of 134

El Pollo Loco Unit # ______

Location ________________

creating, posting, or maintaining your own social media pages related to the El Pollo Loco® brand.

11.6.Franchisor shall have the right to remove any unauthorized material at Franchisee’s expense.

11.7.At all times during this Agreement’s term, Franchisee must secure and maintain all licenses, permits, and certificates required for the Restaurant’s operation and operate the Restaurant in full compliance with all applicable laws, ordinances, and regulations, including government regulations relating to occupational hazards, health, environment, employment, workers’ compensation and unemployment insurance, and withholding and payment of federal and state income taxes, social security taxes, and sales and service taxes.  Your advertising and promotion must be completely factual and conform to the highest standards of ethical advertising.  The Restaurant must in all dealings with customers, suppliers, Franchisor, and the public adhere to the highest standards of honesty, integrity, fair dealing, and ethical conduct.  Franchisee agrees not to engage in any business or advertising practice that could injure El Pollo Loco® Restaurants.  Franchise must notify us in writing immediately if (a) any legal charge is asserted against Franchisee or the Restaurant (even if there is no formal proceeding), (b) any action, suit, or proceeding is commenced against Franchisee or the Restaurant, (c) you receive any report, citation, or notice regarding the Restaurant’s failure to comply with any licensing, health, cleanliness,  or safety standard, or (d) any bankruptcy or insolvency proceeding or an assignment for the benefit of creditors is commenced by or against Franchise, your owners, or the Restaurant.  Franchisee shall submit copies of all government health inspections and food borne illness investigation reports of the Restaurant to Franchisor, or Franchisor’s designated agent.  Additionally, should Franchisee be subject to Restaurant closure by health officials or receive a “B” or equivalent restaurant rating, Franchisee will immediately notify Franchisor by the fastest means available.

12.	RESTAURANT MAINTENANCE AND REPAIR

12.1.Maintenance and repair of the Restaurant are the sole responsibility and shall be done at the expense of Franchisee.  For the term of this Agreement, Franchisee, at its sole cost and expense, shall maintain the Restaurant and the Location, including, but not limited to, the Restaurant building, the Location and parking lot, equipment, decor, furnishings, fixtures, wares, utensils, supplies, and inventory, in good working order and condition and in compliance with all laws. Franchisee shall make all repairs within a reasonable time period not to exceed thirty (30) days of the date such repairs are identified as needed to bring the Restaurant into a first-class condition.   Franchisee shall replace any of the Restaurant’s equipment, furnishings and fixtures and repaint the Restaurant as necessary to satisfy this Section 12.  Without limiting the generality of the foregoing, upon notice from Franchisor of any change required or recommended by applicable law, rule or regulation, or if Franchisor discovers any circumstance which is or may result in a danger to public health, Franchisee shall promptly, remove, repair, replace or modify any equipment or fixtures used in the Restaurant necessary to satisfy or rectify

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 30 of 134

El Pollo Loco Unit # ______

Location ________________

the same. All replacement equipment, furnishings and fixtures shall comply with Franchisor’s then-current requirements and specifications.

12.2.Franchisee shall not make any addition to or change in the physical appearance, decor, characteristics or style of the Restaurant without the prior written consent of Franchisor which consent may be withheld or granted as Franchisor’s sole and absolute right.

12.3.During the term of this Agreement, Franchisor may require Franchisee, at Franchisee’s expense, to remodel the Restaurant to then current El Pollo Loco® standards, format, design and image, as designated pursuant to plans and specifications provided by Franchisor; provided, however, Franchisee shall not be required to undertake such remodeling more than once every seven (7) years during the term of this Agreement, except if such remodeling is required in connection with a transfer of the Restaurant under Section 17.6.c of this Agreement or granting of a successor franchise under Section 20 below.

12.4.All Signs to be used in connection with the Restaurant, both exterior and interior, must conform to Franchisor’s Sign criteria as to type, color, design and location and be approved in writing by Franchisor prior to installation or display.  Franchisee shall change its Signs to conform with updated or revised requirements of Franchisor when Franchisor commits to implementing such revisions at twenty-five percent (25%) of the Franchisor’s then-operated El Pollo Loco® restaurants and at such times as Franchisee is required to perform remodeling work pursuant to Section 12.3.

12.5.Franchisee shall at all times operate its Restaurant as a clean, safe, sanitary, orderly, legal and respectable place of business in accordance with the Manual, the lease or sublease, if any, for the Location and all applicable federal, state or local laws, rules, or regulations, including but not limited to, OSHA related safety training and compliance. Franchisee shall not cause or allow any part of its Location to be used for any immoral or illegal purpose.  Any citations or penalties issued shall be the sole responsibility of Franchisee.

13.	HOURS OF OPERATION

13.1.Franchisee shall keep the Restaurant fully operational and open to the public upon such days and during such minimum number of hours as Franchisor shall prescribe from time to time in the Manual.  Franchisee shall supply to Franchisor prior to the commencement of the construction or remodeling work of the Restaurant proof that the Restaurant is allowed to be open to the public during such required hours and days by the applicable local governmental authorities and by the landlord under the lease for the Location.  In the event that the Restaurant is closed for reasons beyond Franchisee’s control, Franchisee will immediately notify Franchisor by the fastest means available of the closing.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 31 of 134

El Pollo Loco Unit # ______

Location ________________

14.	PERSONNEL STANDARDS

14.1.Franchisee shall hire, train and supervise Restaurant employees in accordance with the applicable provisions of the Manual.  Franchisee shall do everything necessary to ensure that all employees are, at all times during employment in the Restaurant, neat, clean and adequately trained and supervised in connection with the performance of their duties.

14.2.Franchisee acknowledges that adequate training and supervision are necessary in order to ensure that the Restaurant personnel provide service to the public in a courteous, efficient and skilled manner and in accordance with the standards set forth in the Manual.  Franchisee understands and agrees that Franchisee is solely responsible for the performance of its Operations Manager and all other of its employees and that the acts and omissions of such employees which are inconsistent with the provisions of this Agreement shall be considered grounds for termination of this Agreement as provided in Section 18 hereof.

14.3.Franchisee shall maintain wages, hours, working conditions and other benefits for all of its employees in accordance with all federal, state and local laws and regulations.

14.4.Franchisee shall maintain all employee time, payroll and tax records and to file required reports thereon in accordance with all federal, state and local laws and regulations.

14.5.It is mutually understood and agreed by the parties that Franchisee retains the responsibility and independent authority, notwithstanding any provision of this Agreement, to maintain and enforce personnel policies and procedures, including, but not limited to, hiring, firing and disciplining its employees.  Nothing contained in this Agreement shall be construed or interpreted so that any employee of Franchisee becomes or is deemed to be an employee or agent of Franchisor.  Franchisee shall be solely responsible for the maintenance and handling of all employee matters and Franchisee shall indemnify and hold Franchisor and its affiliates and subsidiaries harmless from any claims, losses, or liabilities resulting from any failure by Franchisee to act in such a manner.

15.	INSPECTIONS

15.1.Franchisor and its authorized representatives shall have the right to inspect the Restaurant and the supplies and inventory of Franchisee. Franchisor’s personnel and representatives shall have the right to enter the Restaurant at any reasonable time, and from time to time, with or without notice, for the purposes of examination, conferences with Franchisee and personnel of Franchisee, observation and evaluation of the operations being conducted at the Restaurant, and for all other purposes in connection with a determination that the Restaurant is being operated in accordance with the terms

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 32 of 134

El Pollo Loco Unit # ______

Location ________________

of this Agreement, the Specifications and Manual and other applicable laws and regulations.

15.2.Franchisor may conduct quality control and evaluation programs, as Franchisor shall determine (including a “accuracy guarantee” program, social media monitoring, or other similar programs).  Franchisee shall allow and participate in such program(s), as required by Franchisor.  Franchisor shall have the right to require Franchisee to pay its pro-rata share of the costs incurred in establishing and maintaining such program(s) and Franchisee shall promptly pay such charges.  Franchisee acknowledges that Franchisor shall have the right, in any manner Franchisor may deem appropriate, to publish or disclose any information that is collected, produced or maintained under any program(s) implemented pursuant to this section to other franchisees under the El Pollo Loco® System on a named basis, or to third parties outside the El Pollo Loco® System on an anonymous basis.

15.3.In connection with inspections conducted pursuant to Sections 15.1 and 15.2 above, Franchisor and its authorized representatives may deliver to Franchisee an inspection report in such form(s) as may be adopted by Franchisor from time to time (the “Inspection Report(s)”).  The Inspection Report(s) shall indicate the principal items inspected, observed and evaluated.

15.4.In the event that any such Inspection Report indicates a deficiency or unsatisfactory condition with respect to any item listed thereon, Franchisee shall promptly commence to correct or repair such deficiency or unsatisfactory condition and thereafter diligently pursue the same to completion.  In the event of a failure by Franchisee to comply with the foregoing obligation to correct or repair, Franchisor, in addition to all other available rights and remedies, including the right to terminate this Agreement pursuant to Section 18 below, shall have the sole and absolute right, but not the obligation, to forthwith make or cause to be made such correction or repair, and the expenses thereof, including, without limitation, meals, lodging, wages and transportation for Franchisor’s personnel, if so utilized as Franchisor’s sole and absolute right to determine, shall be promptly reimbursed by Franchisee.  Should any deficiency or unsatisfactory condition be reported more than once within any thirty (30) day period, Franchisor shall have the right, in addition to all other available rights and remedies, to place a Franchisor representative in charge of the Restaurant for a period of up to thirty (30) days in each such instance, and the wages and expenses of meals, lodging and transportation of said representative, which shall be commensurate with that provided for managers of other Franchisor-owned El Pollo Loco® restaurants, shall promptly be reimbursed by Franchisee.  All such expenses incurred by Franchisor pursuant to this Section shall be set forth in a written invoice delivered to Franchisee by Franchisor.  Franchisee shall reimburse Franchisor for the invoice amount within seven (7) days after the invoice has been delivered to Franchisee.

15.5.Notwithstanding Section 15.4 above, should the Inspection Report indicate a deficiency or unsatisfactory condition with respect to any item listed thereon, and Franchisor or Franchisor’s agent are required to return to the Restaurant to re-inspect the

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 33 of 134

El Pollo Loco Unit # ______

Location ________________

Restaurant, Franchisor will charge Franchisee a Re-Inspection Fee for each subsequent visit to Franchisee’s restaurant after the initial inspection.  Franchisee will give Franchisor authorization to pay the Re-Inspection Fee as a direct debit from Franchisee’s Operating Account.  Should there be two (2) consecutive Inspection Reports both indicating a deficiency or unsatisfactory condition with respect to any item listed thereon, and Franchisor or Franchisor’s agent are required to return to the Restaurant to provide a coaching session to Franchisee; or should Franchisor determine in our sole and absolute right that a coaching session is required at the Restaurant due to certain circumstances, Franchisor will charge Franchisee a Coaching Fee for each Coaching session at Franchisee’s restaurant.  Franchisee will give Franchisor authorization to pay each Coaching session visit charge as a direct debit from Franchisee’s Operating Account.

15.6.In the event that the Restaurant operations threatened health or public safety or materially adversely affected the ownership, condition or operation of the Restaurant or adversely affect the El Pollo Loco brand or goodwill, Franchisee must (i) immediately report such issue to Franchisor by immediately contacting the assigned Director, Franchise Business (or equivalent) and if unable to speak directly with the assigned Director, by immediately contacting the Support Center and (ii) compensate Franchisor, or reimburse Franchisor for all fees, costs or expenses, use of internal and external resources, taxes or other types of charges which Franchisor pays on Franchisee’s behalf to third parties or that Franchisor directly incurs, including payments to taxing authorities, governmental agencies, suppliers, contractors and insurance carriers, for products, services, loss in sales or revenue, supplies, equipment, goods, materials or inventory when Franchisee’s Restaurant operations or nonpayment threatens health or public safety or materially adversely affects Franchisee’s ownership, condition or operation of your Restaurant or materially adversely affects the “El Pollo Loco” brand or goodwill. While Franchisor has the sole and absolute right to make such payments as described above on behalf of Franchisee, it is not Franchisor’s obligation to do so.  Franchisor’s decision to make payments on behalf of Franchisee is not in lieu of Franchisor’s right to terminate your Franchise Agreement.

16.	TRAINING

16.1.Franchisee acknowledges and agrees that it is important to the operation of the Restaurant that Franchisee and its employees receive such training as Franchisor may require from time to time.  Therefore:

a.The Restaurant must be managed by not less than four (4) individuals as a General Manager or Assistant Manager who have successfully completed Franchisor’s management training program; or a Shift Leader trained by your General Manager and Assistant Manager at your Restaurant if your Restaurant is certified as a training restaurant prior to any training taking place; and who have received the ServSafe® certification and who will assume responsibility for the day to day management of the operations of the Restaurant, including the preparation of food products, accounting, and the supervision and training of personnel (“Managers”) The Managers may consist of a combination of the following: a General Manager or Assistant Manager,

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 34 of 134

El Pollo Loco Unit # ______

Location ________________

each who has successfully completed Franchisor’s management training program or a Shift Leader.  The Managers may be required to sign a confidentiality agreement in a form approved by Franchisor.  Each and every shift during operating hours must have a Manager in charge that is certified and trained in Franchisor’s initial training program and is ServSafe® certified.

b.If at any time, for any reason, the General Manager ceases to perform those duties on behalf of the Restaurant, Franchisee must promptly designate a substitute General Manager who does meet the above-stated qualifications.

c.If this is Franchisee’s first EPL Restaurant, Franchisee must also attend and satisfactorily complete Franchisor’s management training program.  If Franchisee appoints an Operations Director to oversee franchise activities, this Operations Director is subject to Franchisor’s prior written approval and must satisfactorily complete Franchisor’s management training program and Franchisee must complete either Franchisor’s management training program or the Executive Franchisee Training Program. Such training shall be completed prior to the opening of the Restaurant.

d.Franchisee’s Operations Director shall be actively engaged in the management and day to day operations of the restaurant and devote full time and best efforts to the supervision of EPL Restaurant(s) owned by Franchisee. If at any time, for any reason, the Operations Director ceases to perform those duties on behalf of the Restaurant(s), Franchisee shall appoint a new Operations Director within 30 days, and the newly appointed Operations Director must satisfactorily complete Franchisor’s management training program within 90 days of appointment at Franchisee’s expense; or, Franchisee shall assume the duties of the Operations Director and complete Franchisor’s management training program within 120 days (if not previously completed).

e.Franchisee shall implement a training program for Franchisee’s employees in accordance with training standards and procedures prescribed by Franchisor and shall staff the Restaurant at all times during the term of this Agreement with a sufficient number of trained employees.

f.Franchisor may provide continuing operations training from time to time to reinforce operational standards, and new product roll-outs.  The required frequency, duration, subject matter and required attendees shall be as determined by Franchisor from time to time.

g.In addition to the initial management training session described above, Franchisor may, at Franchisor’s sole option (and if the Restaurant is Franchisee’s or its affiliate’s first EPL Restaurant, Franchisor shall) assist Franchisee in the initial opening of the Restaurant by sending to the Restaurant a member of Franchisor’s personnel who shall assist in the scheduled opening of the Restaurant.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 35 of 134

El Pollo Loco Unit # ______

Location ________________

h.The Restaurant shall not be opened until Franchisor is satisfied that Franchisee and Franchisee’s Managers and other restaurant personnel have been adequately trained in the El Pollo Loco® System.

16.2.Franchisor shall provide training as described in Section 16.1 without additional charge to Franchisee, provided that Franchisee does not request Franchisor to provide Franchisor’s management training program to more than four Managers for the first, second and third Restaurants owned by Franchisee, or more than one Executive Franchisee Training Program, or more than one Franchisor’s management training program for franchisee or Operations Director in total. Franchisor shall charge franchisee a training fee of $2,000 per Manager for the fifth and each subsequent Manager for the first, second and third Restaurants owned by Franchisee and for each Manager trained for the fourth and subsequent Restaurants owned by Franchisee, and up to $2,000 per Executive Franchisee Training Program beyond one executive in total, or Franchisor’s management training program for franchisee or Operations Director beyond one franchisee or Operations Directors in total.  Franchisee understands and agrees that Franchisee and any Manager shall be solely responsible for any and all costs incurred by them with respect to such training, including costs for compensation, wages (including compensation of and worker’s compensation insurance), lodging, travel expenses or any other expenses incurred in connection with any initial training sessions, Franchisor’s management training program, Executive Franchisee Training Program, refresher courses or optional or required training program, and any such Manager shall not be considered an employee or agent of Franchisor.

17.	ASSIGNMENT

17.1.Assignment by Franchisor.  Franchisor shall have the right to assign or transfer any of its rights or delegate any of its obligations under this Agreement in whole or in part to any person, firm or corporation without any consent or approval from Franchisees; provided, however, that with respect to any assignment resulting in the subsequent performance by the assignee of the obligations of Franchisor hereunder:

a.The assignee shall expressly assume and agree to perform such obligations of Franchisor in writing; and

b.From and after the date of any such assignment, Franchisor shall have no further obligation or liability under this Agreement.

17.2.Assignment by Franchisee.   The rights and duties created by this Agreement are personal to Franchisee.  Franchisee acknowledges that Franchisor has entered into this Agreement in reliance on the individual or collective character, skill, aptitude, business ability, and financial capacity of Franchisee and its owners.  Franchisee and each owner of an interest in this Agreement represent, warrant, and agree that all “Interests” in Franchisee are owned in the amount and manner in which Franchisee has disclosed them to Franchisor, as more particularly set forth in Schedule 1 to this Agreement.  (An “Interest” means any shares or partnership interests in

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 36 of 134

El Pollo Loco Unit # ______

Location ________________

Franchisee and any other legal or equitable right in any of Franchisee’s stock, revenues, profits, rights or assets.  When referring to Franchisee’s rights or assets, an “Interest” also includes this Agreement and Franchisee’s rights under and interest in this Agreement, the Restaurant and the revenues, profits or assets of the Restaurant.)  Franchisee and each owner also represent, warrant and agree that no change will be made in the ownership of an Interest other than as permitted by this Agreement or as Franchisor may otherwise approve in writing.  Franchisee and each owner agree to furnish Franchisor with evidence as Franchisor may request from time to time to assure that the Interests of Franchisee and each owner remain as permitted by this Agreement, including a list of all persons or entities owning any Interest.  If Franchisee is a Business Organization, Franchisee shall cause each of the owners of any equity ownership in Franchisee to execute an agreement granting Franchisor an option to purchase each of such owner’s Interest in Franchisee upon an Assignment as provided in this Section 17.

17.3.Neither this Agreement nor any Interest herein nor any Interest of Franchisee or any owner may be indirectly or directly, sold, transferred, assigned, conveyed, gifted, pledged, mortgaged, or otherwise encumbered (“Assignment”) without Franchisor’s prior written approval.  Any such purported Assignment occurring by operation of law or otherwise without Franchisor’s prior written consent shall constitute a default of this Agreement by Franchisee and shall be null and void.  Except in the instance of Franchisee advertising to sell its Restaurant and assigning this Agreement in accordance with the terms thereof, Franchisee shall not, without Franchisor’s prior written consent, offer for sale or transfer at public or private auction or advertise publicly for sale or transfer, the furnishings, interior and exterior décor, items, supplies, fixtures, equipment, Franchisee’s lease or the real or personal property used in connection with the Restaurant.  This Agreement may not be transferred by Franchisee to a publicly-held entity, or to any entity whose direct or indirect parent’s securities are publicly traded and no shares of Franchisee or any direct or indirect owner of Franchisee may be offered for sale through the public offering of securities.

17.4.In the event that Franchisee desires to make an Assignment including assigning all or any part of its rights, privileges and interests under this Agreement, Franchisee shall first offer such Assignment to Franchisor by notifying Franchisor in writing of the material terms and conditions, including price and identity of transferee upon which Franchisee would be willing to make such an Assignment.  Franchisee shall also concurrently provide Franchisor with the estoppel certificate identified in Section 17.7 below and such other information as determined by Franchisor to enable Franchisor to evaluate the offer.  Franchisor shall have the first right to acquire said rights, privileges and interests of Franchisee by accepting the offer in accordance with said terms and conditions or equivalent cash, as determined by Franchisor in its reasonable business judgment.

a.If the Assignment will be in the aggregate more than fifty percent (50%) of any one class of outstanding capital stock, the voting power, membership interests, partnership interest or other Interest in Franchisee occurring within thirty-six (36) months prior to the date of the Assignment, (a “Majority Interest”), then Franchisor

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 37 of 134

El Pollo Loco Unit # ______

Location ________________

shall have the option to purchase not only the Majority Interest being transferred, but also the remaining Interest, so that the ownership of Franchisor will be one hundred percent (100%).  Any purchase of such remaining Interest shall be valued on a basis proportionate to the price of the Interest initially being offered.

b.If, within thirty (30) days after receipt of Franchisee’s notice, Franchisor advises Franchisee of its acceptance of the offer as stated in the notice, Franchisee shall promptly make the Assignment to Franchisor on the stated terms and conditions.  Should Franchisor elect to exercise its right of first refusal, Franchisee shall, if requested by Franchisor, cause Franchisee’s lease or sublease, if any, with the lessor for the Location to be assigned to Franchisor (or, if the Location is owned by Franchisee, Franchisee shall lease the Location to Franchisor on commercially reasonable terms applicable in that market).  Notwithstanding the foregoing, Franchisor shall have at least sixty (60) days from the date of its notice of exercise to Franchisee to close the transaction and Franchisor shall also be entitled to all customary and reasonable representations and warranties from Franchisee regarding the Franchisee’s business or any other interest being conveyed.

c.Notwithstanding the provisions of this Section 17.4, Franchisor will waive Franchisor’s right of first refusal if the assignee is a revocable family trust for which Franchisee is the controlling trustee and Franchisee’s immediate family members are beneficiaries provided such Assignment is not considered a Majority Interest.  An immediate family member is defined as a parent; sibling; child by blood, adoption, or marriage; spouse or significant other; grandparent or grandchild.

17.5.If, within thirty (30) days after receipt of Franchisee’s notice, Franchisor does not indicate its acceptance of the offer as stated in the notice, Franchisee shall thereafter have the right, subject to the prior written consent of Franchisor, to make the Assignment to the proposed transferee on the same terms and conditions as stated in the notice.  Should Franchisor not exercise its right of first refusal and should the contemplated Assignment not be completed within one hundred (120) days from the date of Franchisee’s notice, or should the terms and conditions thereof (including the proposed transferee or the ownership therein) be altered in any material way, this right of first refusal shall be reinstated and any such subsequent proposed Assignment or altered terms and conditions of the current transaction must again be offered to Franchisor in accordance with the terms of these Sections 17.4 and 17.5.

17.6.Franchisee shall notify Franchisor in writing of any proposed assignee and shall promptly furnish Franchisor with such other information and documentation as Franchisor may request for the purpose of considering whether to grant its written consent.  Franchisee acknowledges and agrees that Franchisor shall be entitled, at its election and without liability to Franchisee, to provide assignee with information relating to the Restaurant, including information in Franchisor’s possession relating to operations and sales.  Franchisor shall not unreasonably withhold its consent to an Assignment provided that Franchisee and the assignee satisfy such reasonable terms and conditions

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 38 of 134

El Pollo Loco Unit # ______

Location ________________

which may be imposed by Franchisor as a condition to obtaining Franchisor’s consent, which may include, without limitation, the following:

a.The assignee (and its partners or the officers, directors, principal shareholders, or members of the assignee, as the case may be) shall be subject to the determination by Franchisor:

i.To have the appropriate business qualifications, restaurant operations experience, reputation, character, and aptitude necessary to operate and maintain the Restaurant;

ii.To have the ability to devote full time and best efforts to operating and maintaining the Restaurant;

iii.To be financially responsible, possess a favorable credit rating, be economically capable of carrying on the Restaurant business and have sufficient net worth as required by Franchisor for new franchisees;

iv.To not have been convicted of criminal misconduct that is relevant to the operation or ownership of the Restaurant or of any felony;

v.Shall neither directly nor indirectly own, operate, control or have any financial interest in any other business which would constitute a “Competitive Business” (as such term is defined in Section 21.7 of this Agreement); and

vi.Shall have demonstrated to Franchisor’s satisfaction that assignee meets all of Franchisor’s then-current requirements for new El Pollo Loco® franchisees, which requirements are subject to change by Franchisor from time to time as its sole and absolute right.

b.The assignee shall expressly assume in writing, via the Consent to and Assignment of Franchise Rights attached hereto as Exhibit 9 of the Franchise Agreement, all of the obligations and liabilities of and enter into Franchisor’s then-current form of Franchise Agreement, which may contain provisions including royalty and advertising fees, materially different from those contained herein; provided, however, that the term of such new agreement shall be equal to the then-remaining term of this Agreement and assignee shall not be required to pay a new initial franchise fee.  If the assignee is a partnership, corporation, limited liability company or other legal entity, then all partners, shareholders, and members of assignee that (i) hold at least a ten percent (10%) interest in assignee and/or (ii) upon whose net worth Franchisor is relying in determining that the assignee has met Franchisor’s financial minimum requirements for approval must sign the Personal Guarantee and any related documents in their individual capacity, agreeing to guarantee the obligations and liabilities of the assignee under the Franchise Agreement and to be individually bound by the terms of the Franchise Agreement as if they were a party to the Franchise Agreement.  If a new partnership, corporation, limited liability company or other legal entity, at any time (including after an

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 39 of 134

El Pollo Loco Unit # ______

Location ________________

assignment), becomes the Franchisee or part of the Franchisee, that partnership, corporation, limited liability company or legal entity, as well as all holders of ten percent (10%) interest or more in assignee, as applicable, shall execute a Personal Guarantee, guaranteeing each of Franchisee’s obligations and liabilities under the Franchise Agreement and agreeing to be individually bound by the terms of the Franchise Agreement as if they were a party to the Franchise Agreement.  If the assignee is a corporation, partnership or limited liability company, it also shall demonstrate to the reasonable satisfaction of Franchisor that it has established transfer instructions prohibiting the transfer on its records of any equity securities, partnership interests or ownership interests in violation of the requirements set forth in this Section 17 and that each stock, partnership or ownership certificate of Franchisee shall have conspicuously endorsed upon its face a statement in form satisfactory to Franchisor that the assignment or transfer is subject to all of the restrictions imposed upon assignments by this Agreement;

c.The assignee or the assignor agrees to the reimage and/or remodel of the Restaurant to Franchisor’s then-current standards, format, design and image, as designated pursuant to plans and specifications provided by Franchisor.  Franchisee will have a specified period of time to complete the required reimage and/or remodel of the Restaurant.  The required reimage and/or remodel of the Restaurant must be completed to Franchisor’s satisfaction.  Should the required reimage and/or remodel of the Restaurant not be completed to Franchisor’s satisfaction, then Franchisor may terminate the Franchise Agreement under Section 18, entitled Default and Termination;

d.A copy of the Personal Guarantee required to be executed pursuant to this Section 17 is attached hereto as Exhibit 2.  All other individuals with an ownership interest in the entity (who are not required to execute the Personal Guarantee) will be considered “Investors” and will be required to execute the “Investor Covenants Regarding Confidentiality and Non-Competition” which is attached hereto as Exhibit 3;

e.The assignee shall represent and warrant to Franchisor in writing that the assignee:

i.Has conducted an independent study of the Restaurant and the business therein;

ii.Has not in any way relied upon statements or representations of Franchisor or its employees or agents except as may be contained in a Disclosure Document or other comparable Disclosure Document which may be required to be delivered to such assignee in accordance with applicable law; and

iii.Acknowledges and understands that the assignee’s rights upon assignment are conditioned on full performance of Franchisee’s obligations hereunder and are limited to those expressly provided for in this Agreement.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 40 of 134

El Pollo Loco Unit # ______

Location ________________

f.As of the date of such assignment, Franchisee shall have fully performed and complied with all of its obligations to Franchisor, whether under this Agreement or any other agreement, arrangement or understanding with Franchisor;

g.Franchisee shall pay and discharge all outstanding obligations to Franchisor and to third parties arising from the existence, operation or maintenance of the Restaurant including, without limitation, amounts owing under this Agreement, the lease, if any, for the Location or to employees, suppliers, taxing authorities, utility companies and others as of the assignment date;

h.Franchisee shall pay to Franchisor a transfer fee to reimburse Franchisor for costs and expenses incurred in connection with such Assignment, including, without limitation, the cost of credit investigations and the preparation of Assignment agreements and Franchise Disclosure Documents which may be required to be delivered to such assignee under applicable federal or state law.  If the Assignment is to a new franchisee under the El Pollo Loco® System, the transfer fee shall be forty percent (40%) of the then-current Initial Fee being charged to new franchisees entering the El Pollo Loco® System.  If the Assignment is to an existing franchisee under the El Pollo Loco® System, the transfer fee shall be twenty-five percent (25%) of the then-current Initial Fee being charged to new franchisees entering the El Pollo Loco® System.  If the assignee is a revocable family trust for which Franchisee is the controlling trustee and Franchisee’s immediate family members are beneficiaries, no transfer fee will be payable to Franchisor, although Franchisee must reimburse Franchisor for Franchisor’s reasonable expenses in the amount of $500.00; and

i.In conjunction with granting the consent of Franchisor to any Assignment, Franchisee shall execute a general release, in form and substance satisfactory to Franchisor, of all claims against Franchisor and any affiliates of Franchisor.

17.7.Upon Franchisor’s request, Franchisee shall, concurrently with any offer submitted to Franchisor by Franchisee regarding a transfer or purported Assignment or at any other time at Franchisor’s request, furnish Franchisor with an estoppel agreement indicating any and all claims, demands and causes of action, if any that Franchisee may have against Franchisor or if none so exist, so stating, and a list of all owners having an interest in this Agreement or in Franchisee, the percentage interest of each owner and a list of all officers, directors, members and/or shareholders in such form as Franchisor may require.

17.8.Any Assignment including any encumbrance, assignment or purported encumbrance or assignment of Franchisee’s rights, privileges or interests under this Agreement without Franchisor’s written consent shall be null and void, of no force and effect, and shall constitute grounds for termination of this Agreement as provided in Section 18 hereof.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 41 of 134

El Pollo Loco Unit # ______

Location ________________

17.9.Any assignment based upon the legal incapacity of Franchisee, whether by operation of law or otherwise, shall be subject to Franchisor’s written consent and right of first refusal as provided herein.

17.10.If this Agreement is assigned, Franchisee shall remain liable to Franchisor for the obligations under this Agreement and the obligations of the assignee hereunder and which arise as a result of acts, events or omissions which occur prior to the effective date of the assignment or within the initial term of this Agreement; provided, however, that the foregoing limitation on liability shall not reduce Franchisee’s continuing liability to the extent that Franchisee is a partner, shareholder or owner of an interest in the assignee. Franchisor’s consent to any transfer hereunder shall not constitute a waiver or release of any claims it may have against Franchisee as of the date of the assignment.

17.11.Any transfer of this Agreement, or any interest in this Agreement, or franchisee by will or intestate succession, or the sale of this franchise, or any interest in Franchisee constituting a Majority Interest by the executor or administrator of Franchisee’s or such shareholder’s or person’s estate, shall be considered to be a transfer requiring compliance with the provisions of this Section 17, including the requirements concerning Franchisor’s written approval of the assignee, the assignee’s qualifications and training, and the execution of agreements.  In the event Franchisor does not approve the qualifications of any heir or beneficiary to operate the Restaurant, the executor or administrator of Franchisee’s estate shall have a period of twelve (12) months following written disapproval to sell the franchise business to an assignee acceptable to Franchisor, during which twelve (12) month period the Restaurant shall be operated in accordance with all the terms and provisions of this Agreement.  Such sale shall be subject to Franchisor’s right of first refusal pursuant to this Section 17.  If such a sale is not concluded within that period, Franchisor may terminate this Agreement.

17.12.If, for convenience of ownership, Franchisee desires to assign this Agreement to a Business Organization to hold its interest in this Agreement, Franchisor will consent to the assignment of this Agreement to a Business Organization, provided that (i) none of the securities of an Business Organization shall be traded on any public exchange or over the counter market; (ii) the certificates or other evidence of ownership held by the owner thereof shall contain a restriction on transfer referencing this Franchise Agreement, in a form required by Franchisor; (iii) the ownership of the assignee Business Organization shall be in the same proportion as the ownership of Franchisee immediately prior to the transfer; and (iv) none of the shares of stock, membership interests, voting power, equity or ownership interests in the assignee Business Organization shall be held by or for the benefit of a business competitor of Franchisor.  Franchisee shall pay an administrative fee of Five Hundred Dollars ($500) per transfer for each transfer to a Business Organization, or for each transfer of ownership amongst existing owners where such transfer is for the convenience of ownership only. At the time of request for a transfer for the convenience of ownership, Franchisee shall submit the following documents to Franchisor and Franchisor shall review, approve and/or disapprove such documents within thirty (30) days thereafter:

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 42 of 134

El Pollo Loco Unit # ______

Location ________________

a.For an assignment to a corporation, Franchisee shall provide to Franchisor a (i) file stamped copy of the Articles of Incorporation (or comparable organizational document) and By-laws of the proposed assignee corporation, (ii) a sample stock certificate, (iii) a Certificate of Good Standing in the state in which the corporation is authorized to do business and the state in which the corporation will conduct the restaurant business pursuant to this Franchise Agreement, and (iv) a list of directors, shareholders and officers and their percentage ownership of the stock of the corporation.  Each share certificate of a corporation shall contain a restriction on transfer in a form designated by Franchisor.

b.For an assignment to a partnership, Franchisee shall provide to Franchisor a (i) file stamped copy of the Certificate of Limited Partnership (if applicable) or the Statement of Partnership, and (ii) a copy of the fully executed Partnership Agreement, containing an exhibit showing the percentage of ownership in the partnership by all partners.  The partnership agreement shall contain a restriction on transfer in a form designated by Franchisor.

c.For an assignment to a limited liability company, Franchisee shall provide to Company (i) Certificate of Formation (or comparable organizational document) of Limited Liability Company; (ii) a fully executed copy of the Operating Agreement, containing an exhibit showing the percentage of ownership of all members in the limited liability company; and (iii) the name of the Manager or Managers of the limited liability company.  The operating agreement shall contain a restriction on transfer in a form designated by Franchisor.

d.Franchisee acknowledges that the purpose of the restrictions on transfer referenced in Sections 17.12(a)  through 17.12(c)  above is to protect Franchisor’s trademarks, service marks, trade secrets, and operating procedures as well as the Franchisor’s general high reputation and image, and is for the mutual benefit of Franchisor, Franchisee and other franchisees of the Franchisor.  Franchisor shall not unreasonably restrict the issuance or transfer of stock or interests in a partnership or limited liability company, provided that, in no event, shall any share of stock of such assignee corporation, or an interest in a partnership or limited liability be sold, assigned or transferred to a business of a competitor of Franchisor or anyone of ill repute.

17.13.Where Franchisee desires to add new principals to the Franchisee entity, Franchisee shall pay to Franchisor an additional Two Thousand Five Hundred Dollars ($2,500) per new principal to cover Franchisor’s administrative costs for reviewing the application and suitability of each new principal as participants in the franchise business.

17.14.In connection with a sale by Franchisee of all or substantially all of the assets relating to the Restaurant business, Franchisee may take a security interest in the Restaurant and the purchaser’s rights under this Agreement in order to secure any financing that Franchisee provides to the purchaser for the purchase of the Restaurant.  In the event of a default under such financing arrangement and the exercise by Franchisee of its rights under such security interest, Franchisee or the individual(s)

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 43 of 134

El Pollo Loco Unit # ______

Location ________________

purchasing the Restaurant out of a foreclosure sale may become the franchisee under this Agreement, subject to its compliance with each of the requirements set forth in this Section 17.

18.	DEFAULT AND TERMINATION

18.1.In addition to all other available rights and remedies, Franchisor shall have the right to terminate this Agreement only for “cause”.  “Cause” is hereby defined as a material breach of this Agreement, including but not limited to any of the facts or circumstances specified in Sections 18.2, 18.3, or 18.4.

18.2.In addition to all other available rights and remedies, Franchisor shall have the right upon the occurrence of any of the following events to immediately terminate this Agreement by giving written notice to Franchisee.

a.Abandonment of the Restaurant by Franchisee by failing to operate the Restaurant business for five (5) consecutive days or any shorter period of time after which Franchisor reasonably determines that Franchisee does not intend to continue to operate the business, unless such failure is due to fire, flood, earthquake or other similar cause beyond Franchisee’s control, in which case Franchisee shall comply with each of the requirements set forth in Section 23.17;

b.Franchisee admits to an inability to pay its debts as the same become due, is declared bankrupt or judicially determined to be insolvent, or all or a substantial part of the assets thereof are assigned to or for the benefit of any creditor, or Franchisee admits its inability to pay its debts as they come due;

c.A levy of execution is made upon the Restaurant, the license granted by this Agreement or upon any property used in the Restaurant business, and it is not discharged within five (5) days of such levy;

d.The Restaurant business, equipment or premises are seized, taken over or foreclosed by a creditor, lienholder or lessor, or a final judgment rendered against Franchisee remains unsatisfied for at least thirty (30) days and a supersedeas or other appeal bond has not been filed;

e.The right to occupy or lease the Location is lost or terminated and Franchisee has not relocated the Restaurant, if permitted, pursuant to Section 23.17;

f.Franchisee or any of its partners, officers, directors or principal shareholders is convicted of any criminal misconduct that is relevant to the operation or ownership of the Restaurant or any felony;

g.The failure of Franchisee to reach each milestone and to open and operate the Restaurant in accordance with and by the time set forth in Section 4.1;

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 44 of 134

El Pollo Loco Unit # ______

Location ________________

h.Any purported Assignment, including the transfer or sublicense of this franchise, or any right hereunder, without the prior written consent of Franchisor;

i.Any material misrepresentation is made by Franchisee in connection with the acquisition of the franchise herein;

j.Franchisee engages in conduct which reflects materially and unfavorably upon the operation, the reputation of the Restaurant business, the El Pollo Loco® System, or the goodwill associated with the El Pollo Loco® Marks;

k.Franchisee on three or more occasions fails to comply with one (1) or more material standards or requirements of this Agreement (or as specified in the Manual), whether or not corrected after notification thereof;

l.A repetition within a one-year period of any default (whether or not that earlier default was corrected after notification thereof) shall justify Franchisor in terminating this Agreement upon written notice to Franchisee without allowance for any curative period;

m.Failure of Franchisee, for a period of ten (10) days after notification of noncompliance, to comply with any federal, state or local law or regulation applicable to the operation and maintenance of the Restaurant, including, but not limited to, public health and safety requirements;

n.Reasonable determination on the part of Franchisor that continued operation of the Restaurant by Franchisee will result in an imminent danger to public health or safety;

o.Except for noncompliance otherwise covered by Section 18.2.k above, failure of Franchisee to correct a deficiency or unsatisfactory condition referred to in an Inspection Report (discussed in Section 15 hereof) which Franchisor reasonably determines may have a material adverse effect on the ownership or operation of the Restaurant after having received a reasonable opportunity to cure such deficiency or unsatisfactory condition, which in no event need be more than thirty (30) days;

p.In the event that Franchisee leases or subleases the Location and/or the leasehold improvements thereon from a third party, the failure of Franchisee to cure any and all defaults under the terms and provisions of any such lease or sublease within the time provided for the curing of any such default(s) in any such lease or sublease;

q.Any misrepresentation by Franchisee or any violation of the Anti-Terrorism Laws by Franchisee or its employees shall constitute grounds for immediate termination of this Agreement and any other agreement Franchisee has entered into with Franchisor or one of Franchisor’s Affiliates.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 45 of 134

El Pollo Loco Unit # ______

Location ________________

18.3.Except for any default by Franchisee under Section 18.2, or as otherwise expressly provided in this Agreement, Franchisee shall have 10 days (5 days in the case of any default in the timely payment of sums due to Franchisor or its affiliates or to vendors for any products, services or required fees due to such vendors), after Franchisor’s written notice of a material default within which to remedy any material default under this Agreement, and to provide evidence of such remedy to Franchisor.  If any such default is not cured within that time period, or such longer time period as applicable law may require or as Franchisor may specify in the notice of default, this Agreement and all rights granted by it shall thereupon automatically terminate without further notice or opportunity to cure.

18.4.Franchisee shall be in material default under this Section for any failure to comply with any of the requirements imposed by this Agreement.  Such material defaults shall include, but are not limited to, the occurrence of any one or more of the following events:

a.Failure of Franchisee to pay to Franchisor, its affiliates or any third-parties any fees, costs, charges or other amounts due;

b.Failure of Franchisee to pay when due any rent, taxes or other payments required under any sublease with Franchisor for the Location;

c.Failure of Franchisee to cure any default by Franchisee under any loan, note or other obligation which is obtained to assist Franchisee to make any payment due Franchisor hereunder or which is secured by all or any part of Franchisee’s interest in the Restaurant, the Location, and/or the improvements or furniture, fixtures or equipment therein;

d. The attachment of any involuntary lien in the sum of One Thousand Dollars ($1,000.00) or more upon any of the business assets or property of Franchisee, which lien is not removed, or for which Franchisee does not post a bond sufficient to satisfy such lien, within thirty (30) days of the filing of such lien;

e.The failure of Franchisee and/or its affiliates to cure any and all defaults under the terms and provisions of any other agreement with Franchisor, or any third party relating to this franchise or the operation or ownership of the Restaurant, including any other Franchise Agreement, lease or promissory note between Franchisor or its affiliate and Franchisee within the time provided for the curing of any such defaults in any such other agreement, lease or promissory note;

f.Franchisee’s misuse or unauthorized use of the El Pollo Loco® Marks;

g.Failure of Franchisee to comply with any standard or requirement of this Agreement which is not otherwise covered in this Section 18.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 46 of 134

El Pollo Loco Unit # ______

Location ________________

18.5.Notwithstanding anything to the contrary contained in this Section 18, in the event any valid, applicable law of a competent governmental authority having jurisdiction over this Agreement and the parties hereto shall limit Franchisor’s rights of termination hereunder or shall require longer notice periods than those set forth above, this Agreement shall be deemed amended to conform to the minimum notice periods or restrictions upon termination required by such laws and regulations.  Franchisor shall not, however, be precluded from contesting the validity, enforceability or application of such laws or regulations in any action, hearing or dispute relating to this Agreement or the termination thereof.

18.6.Franchisor shall not, and cannot be held in breach of this Agreement until (i) Franchisor has received written notice from Franchisee describing in detail any alleged breach; and (ii) Franchisor has failed to remedy the breach within a reasonable period of time after such notice, which period shall not be less than 60 days plus such additional time as reasonably required by Franchisor if because of the nature of the alleged breach it cannot reasonably be cured within said 60 days, provided Franchisor promptly commences and continues diligently to cure such alleged breach.  Except for breach hereof by Franchisor (subject to the preceding sentence) or as permitted under Section 23.17 hereof, Franchisee shall have no right to terminate this Agreement.

19.	RIGHTS AND OBLIGATIONS UPON TERMINATION

19.1.In the event of expiration or earlier termination of this Agreement:

a.Franchisee shall promptly cease to use, in any manner and for any purpose, directly or indirectly, the El Pollo Loco® Marks, the El Pollo Loco® System, Franchisor’s trade secrets, proprietary information, policies, procedures, techniques, methods and materials used by Franchisee in connection with the franchise relationship and shall immediately return to Franchisor, or certify as destroyed any and all (including electronic) copies of any of the foregoing, including, but not limited to:

i.Specifications, recipes and descriptions of food products;

ii.The Manual, memoranda, bulletins, forms, reports, instructions and supplements thereto;

iii.Training methods and materials provided by Franchisor hereunder;

iv.Brochures, posters and other advertising materials; and

v.All items bearing or containing the El Pollo Loco® Marks, including without limitation, all trademarks, trade names, service marks, logotypes, designs and other identifying symbols and names pertaining thereto.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 47 of 134

El Pollo Loco Unit # ______

Location ________________

b.Franchisee shall immediately remove, obliterate or destroy all Signs and advertisements identifiable in any way with Franchisor’s name and perform such reasonable redecoration and remodeling of the Restaurant and the Location as may be necessary, in Franchisor’s judgment, to distinguish it from an El Pollo Loco® restaurant.  To the extent that Franchisor is required under applicable law to repurchase certain goods from Franchisee, Franchisee hereby grants to Franchisor the option to purchase all paper goods, containers and all other items containing Franchisor’s name or the El Pollo Loco® Marks which are in re-saleable or reusable condition at the lower of their cost or fair market value at the time of termination;

c.Franchisor may retain all fees paid pursuant to this Agreement;

d.On any termination or expiration of this Agreement, whether due to a default of Franchisee or otherwise, Franchisor shall have the right, at its option, for thirty (30) days after such termination or expiration to elect to purchase Franchisee’s interest in the leasehold improvements and furniture, fixtures, equipment, and any or all of the other tangible Restaurant assets (collectively, “Assets”) at a purchase price equal to the lesser of Franchisee’s cost or the fair market value of such Assets, and to purchase Franchisee’s inventory at Franchisee’s cost thereof.  If the parties hereto cannot agree on the fair market value for the Assets within forty-five (45) days of any such date of termination or expiration, Franchisor shall designate an independent appraiser whose determination shall be binding.  If Franchisor elects to exercise any option to purchase as herein provided, it shall have the right to set off all amounts due from Franchisee and the costs of the appraisal, if any, against any payment therefor;

e.Should Franchisee fail to perform any of these tasks, the Franchisor’s personnel and representative shall have the right to enter the Restaurant at any time, with or without notice, for the purposes of removing all trademarks, trade names, service marks, logotypes, designs and other identifying symbols and names pertaining to El Pollo Loco brand and to remove, obliterate or destroy all Signs and advertisements identifiable in any way with Franchisor’s name and perform such reasonable redecoration and remodeling of the Restaurant and the Location as may be necessary, in Franchisor’s judgment, to distinguish it from an El Pollo Loco® restaurant. The cost of performing this will be billed to Franchisee and payable within five (5) days of receipt of invoice; and

f.Franchisee shall comply with the covenants set forth in Section 21.7 of this Agreement.

19.2.Upon the expiration or termination of this Agreement, Franchisee shall promptly pay all sums owing to Franchisor and its subsidiaries and affiliates.  In the event of termination by reason of any default of Franchisee, such sums shall include all damages (including, but not limited to, any lost future royalties and advertising fees), costs and expenses  (both internal and external), including reasonable attorneys’ fees (both internal and external), incurred by Franchisor as a result of the default, which obligation to pay all such sums shall give rise to and remain, until paid in full, a lien in favor of Franchisor against any and all of the personal property, furnishings, equipment, Signs,

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 48 of 134

El Pollo Loco Unit # ______

Location ________________

fixtures, and inventory owned by Franchisee located in the Restaurant operated hereunder at the time of any such default.  Franchisee shall pay interest to Franchisor on any amounts which may become due to Franchisor from Franchisee, if such are not paid when due, at the rate of fifteen percent (15%) per annum or the maximum interest rate permitted by law, whichever is less.

19.3.The expiration or termination of this Agreement shall be without prejudice to the rights and remedies of Franchisor against Franchisee.  Furthermore, such expiration or termination shall neither release Franchisee or any of its obligations and liabilities to Franchisor existing at the time thereof nor terminate those obligations and liabilities of Franchisee which, by their nature, survive the expiration or termination of this Agreement.

19.4.Upon expiration or termination of this Agreement, Franchisor may remove all references to the Franchise and/or to the Restaurant from its website(s).

19.5.Franchisee expressly agrees that the existence of any claims it may have against Franchisor, whether or not arising from this Agreement, shall not constitute a defense to the enforcement by Franchisor of any of the provisions of this Section 19, including the covenants in Section 21.7.  Franchisee agrees to pay all costs and expenses  (both internal and external), including reasonable attorneys’ fees (both internal and external) incurred by Franchisor in connection with the enforcement of this Section 19.

20.	RIGHTS TO A SUCCESSOR FRANCHISE

20.1.Franchisee shall have the right, subject to the conditions contained in this Section 20.1, to acquire a successor franchise for the Restaurant on the terms and conditions of Franchisor’s then-current form of Franchise Agreement and for a term of ten (10) years (a “Successor Term”) commencing on the expiration of the term of this Agreement.  The then-current form of franchise agreement may have different terms and conditions such as a different protected area, higher royalty and/or advertising fees, no additional successor or renewal term upon expiration and other modifications to reflect that the then-current form of franchise agreement relates to the grant of a renewal.  Franchisee’s right to a successor franchise shall be conditioned upon the satisfaction of each of the following conditions prior to the expiration of the term of this Agreement:  (a) Franchisee is in compliance with this Agreement in all respects including financial and operational compliance and has been in substantial compliance with this Agreement throughout the term; (b) Franchisee meets Franchisor’s then-current criteria for renewing franchisees, which includes but is not limited to financial and operational standards; (c) Franchisor has not notified Franchisee of its decision that any federal or applicable state legislation, regulation or rule which is enacted, promulgated or amended after the date hereof may have an adverse effect on Franchisor’s rights, remedies or discretion in franchising El Pollo Loco® restaurants; (d) Franchisee maintains the right to possession of the Location for the term of the successor Franchise Agreement; (e) Franchisee shall have paid the renewal fee described in the final sentence of this Section 20.1; and (f) Franchisee satisfies each of the conditions and executes and delivers the agreement

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 49 of 134

El Pollo Loco Unit # ______

Location ________________

described in Sections 20.2, 20.3 and 20.4 below.  At the time of exercise, Franchisee will be obligated to pay a renewal fee equal to 50% of Franchisor’s then-current standard initial franchise fee if Franchisee elects a Successor Term.  Solely as Franchisor’s sole and absolute right to determine, Franchisee may be offered a successor franchise for a term different than the standard ten (10) years to run concurrent with the remaining term of the (sub)lease for where the Restaurant is located.  This pro-rated term successor Franchise Agreement (“Pro-rated Successor Franchise Agreement”) will use the then-current form of Franchise Agreement (modified as described above).  In order to qualify for the Pro-rated Successor Franchise Agreement, Franchisee must meet the same conditions listed above from (a) to (f) and Franchisee will be obligated to pay a renewal fee equal to 50% of Franchisor’s then-current standard initial franchise fee pro-rated to the remaining (sub)lease term.

20.2.Franchisee must give Franchisor written notice of Franchisee’s desire to acquire a successor franchise at least three hundred sixty (360) days prior to the expiration of this Agreement.  Franchisor will give Franchisee notice, not later than sixty (60) days after receipt of notice, of Franchisor’s decision as to whether or not Franchisee has the right to acquire a successor franchise pursuant to Section 20.1.  Notwithstanding notice of Franchisor’s decision that Franchisee has the right to acquire a successor franchise for the Restaurant, Franchisee’s right to acquire a successor franchise will be subject to Franchisee’s continued compliance with all of the terms of this Agreement up to the date of its expiration.

20.3.If Franchisee exercises the right to acquire a successor franchise in accordance with Section 20.2 above, Franchisee shall enter into an agreement with Franchisor within sixty (60) days following delivery of the written notice pursuant to Section 20.2, agreeing to remodel the Restaurant, add or replace improvements, fixtures, furnishings, equipment and Signs, and otherwise modify to upgrade the Restaurant to the specifications, image and standards then applicable for new El Pollo Loco® restaurants.  All such remodeling, additions and replacements must be completed prior to the effective date of such successor Franchise Agreement.

20.4.If Franchisee has the right to acquire a successor franchise in accordance with Section 20.1 and exercises that right in accordance with Section 20.2, the parties must execute the form of Franchise Agreement (which may contain provisions, including royalty and advertising fees, materially different from those contained herein) and all ancillary agreements which Franchisor then customarily uses in granting renewal franchises for the operation of El Pollo Loco® restaurants, and Franchisee must execute general releases, in form and substance satisfactory to Franchisor, of any and all claims against Franchisor and its affiliates, officers, directors, employees, agents, successors and assigns. Failure by Franchisee to sign such agreements and releases within thirty (30) days after delivery thereof to Franchisee shall be deemed an election by Franchisee not to acquire a successor franchise.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 50 of 134

El Pollo Loco Unit # ______

Location ________________

21.	PROPRIETARY RIGHTS AND UNFAIR COMPETITION

21.1.In the event of any claim of or challenge to Franchisee’s use of the El Pollo Loco® Marks licensed under this Agreement, Franchisee shall immediately notify Franchisor in writing of the facts of such claim or challenge.

a.Franchisor shall protect and defend Franchisee against any claims or challenges arising out of Franchisee’s proper use of the El Pollo Loco® Marks licensed hereunder.

b.Franchisor shall reimburse Franchisee for all damages for which it is held liable in any such proceeding; however, the foregoing obligations of Franchisor to protect, defend and reimburse Franchisee will exist only if Franchisee has used the name or mark which is the subject of the controversy in strict accordance with the provisions of this Agreement and the rules, regulations, procedures, requirements and instructions of Franchisor and has notified Franchisor of the challenge as set forth above.

c.Any action to be taken in the event of a claim or challenge to any of the El Pollo Loco® Marks shall be solely and absolutely within Franchisor’s right to determine.  Franchisor shall have the sole and absolute right to control any legal actions or proceedings resulting therefrom.  Any actions taken to protect the El Pollo Loco® Marks shall also be within the sole and absolute right to determine and control of Franchisor.  Franchisee shall cooperate fully with Franchisor in the prosecution or defense of any claim or challenge concerning any of the El Pollo Loco® Marks.

21.2.If it becomes advisable at any time, as the sole and absolute right of Franchisor, to modify or discontinue the use of any one or more of the El Pollo Loco® Marks or to use one or more additional or substitute names, marks or copyrights, Franchisee shall immediately comply with the instructions of Franchisor in that regard.  In such event, the sole obligation of Franchisor will be to reimburse Franchisee for the actual costs, such as replacing sign faces, of physically complying with this obligation.

21.3.Franchisee acknowledges and agrees that at all times and in all respects, the El Pollo Loco® Marks are the sole property of Franchisor and that Franchisee has only a license to use such rights and marks according to the provisions hereof.  Franchisee shall make no application for registration of any identifying name or mark licensed herein or similar thereto without the prior written consent of, and upon terms and conditions satisfactory to, Franchisor.  Franchisee shall not register any of the El Pollo Loco® Marks, part thereof, or anything confusingly similar thereto, as a domain name, or use, or permit the usage of, any of the same in connection with any Internet web site or web page.  Franchisee shall indicate the required trademark, service mark or copyright notices in the form specified by Franchisor in connection with its use of the El Pollo Loco® Marks.  Franchisee shall take no action which will interfere with any of Franchisor’s rights in and to the El Pollo Loco® Marks.  Franchisee shall not, without Franchisor’s prior written consent, sell, dispense or otherwise provide Franchisor’s products or any El Pollo Loco

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 51 of 134

El Pollo Loco Unit # ______

Location ________________

products bearing the El Pollo Loco® Marks, except by means of retail sales in, or delivered from, the Restaurant.

21.4.Intranet.

a.Franchisor may, at its option, establish and maintain an Intranet through which franchisees of Franchisor may communicate with each other, and through which Franchisor and Franchisee may communicate with each other and through which Franchisor may disseminate the Manuals, updates thereto and other confidential information.  Franchisor shall have sole and absolute right to determine and control all aspects of the Intranet, including the content and functionality thereof.  Franchisor will have no obligation to maintain the Intranet indefinitely and may dismantle it at any time without Franchisor having any liability to Franchisee.  (As used herein, the term “Intranet” shall mean an intranet, extranet or other communication network between and among Franchisor and Franchisee that is accessed by the Internet.  As used herein, the term “Internet” shall mean collectively the myriad of computer and telecommunications facilities, including equipment and software, which comprise the interconnected worldwide network of networks that employ the TCP/IP [Transmission Control Protocol/Internet Protocol], or any predecessor or successor protocols to such protocol, to communicate information of all kinds by fiber optics, wire, radio or other methods of electronic communication.)

b.If Franchisor establishes an Intranet, Franchisee shall have the privilege to use the Intranet, subject to Franchisee’s strict compliance with the standards and specifications, protocols and restrictions that Franchisor may establish from time to time.  Such standards and specifications, protocols and restrictions may relate to, among other things, (i) use of abusive, slanderous or otherwise offensive language in electronic communications; (ii) confidential treatment of materials that Franchisor transmits via the Intranet; (iii) password protocols and other security precautions; (iv) grounds and procedures for Franchisor’s suspending or revoking a franchisee’s access to the Intranet; and (v) a privacy policy governing Franchisor’s access to and use of electronic communications that franchisees post to the Intranet.  Franchisee acknowledges that, as administrator of the Intranet, Franchisor can technically access and view any communication that any person posts on the Intranet.  Franchisee further acknowledges that the Intranet facility and all communications that are posted to it will become Franchisor’s property, free of any claims of privacy or privilege that Franchisee or any other person may assert.

c.Upon receipt of notice from Franchisor that Franchisor has established the Intranet, Franchisee shall establish and continually maintain (during all times that the Intranet shall be established and until the termination of this Agreement) an electronic connection (the specifications of which shall be specified in the Manuals) with the Intranet that allows Franchisor to send messages to and receive messages from Franchisee, subject to the standards and specifications.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 52 of 134

El Pollo Loco Unit # ______

Location ________________

d.Franchisee shall contribute a reasonable amount, not to exceed $1,000.00 per year (which maximum amount shall increase at a rate of 3% per calendar year during the term of this Agreement, toward the cost of the Intranet’s maintenance.  Such contribution shall be established by Franchisor by not later than March 1 of each calendar year and shall be payable thirty (30) days thereafter.

e.If Franchisee shall breach this Agreement or any other agreement with Franchisor or its Affiliates, Franchisor may disable or terminate Franchisee’s access to the Intranet without Franchisor having any liability to Franchisee, and in which case Franchisor shall only be required to provide Franchisee a paper copy of the Manuals and any updates thereto, if none have been previously provided to Franchisee, unless not otherwise entitled to the Manuals.

21.5.Franchisor has established a Website.  As used herein, the term “Website” shall mean one or more Internet websites that may, among other things, provide marketing development operations and training materials, facilitate catering, take-out, curbside pickup and delivery orders, provide information about the System and the products and services which are offered on such Website and at restaurants operated under the El Pollo Loco® Marks.

a.Franchisor may, as its sole and absolute right to determine, from time to time, without prior notice to Franchisee: (i) change, revise, or eliminate the design, content and functionality of the Website; (ii) make operational changes to the Website; (iii) change or modify the URL and/or domain name of the Website; (iv) substitute, modify, or rearrange the Website, at Franchisor’s sole option, including in any manner that Franchisor considers necessary or desirable to, among other things, (1) comply with applicable laws, (2) respond to changes in market conditions or technology, and (3) respond to any other circumstances; (v) limit or restrict end-users access (in whole or in part) to the Website; and (vi) disable or terminate the Website without Franchisor having any liability to Franchisee.

b.The Website may include one or more interior pages that identifies restaurants operated under the El Pollo Loco® Marks, including the Restaurant, by among other things, geographic region, address, telephone number(s), and menu items.  The Website may also include one or more interior pages dedicated to franchise sales by Franchisor and/or relations with Franchisor’s investors.

c.Franchisor may, from time to time, establish a Franchisee Page.  As used herein, the term “Franchisee Page” shall mean one or more interior pages of the Website dedicated in whole or in part to Franchisee’s Restaurant.  Franchisor may permit Franchisee to customize or post certain information to the Franchisee Page, subject to Franchisee’s execution of Franchisor’s then-current participation agreement, and Franchisee’s compliance with the procedures, policies, standards and specifications that Franchisor may establish from time to time.  Such participation agreement may require Franchisee to pay a reasonable fee (not to exceed $1,000.00 per year, which maximum shall increase at a rate of 3% per year for the term of this Agreement) for the privilege of

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 53 of 134

El Pollo Loco Unit # ______

Location ________________

having a Franchisee Page, and may include, without limitation, specifications and limitations for the data or information to be posted to the Franchisee Page, customization specifications, the basic template for design of the Franchisee Page, parameters and deadlines specified by Franchisor, disclaimers, and such other standards and specifications and rights and obligations of the parties as Franchisor may establish from time to time.  Any modifications (including customizations, alterations, submissions or updates) to the Content made by Franchisor for any purpose will be deemed to be a “work made for hire” under the copyright laws, and therefore, Franchisor shall own the intellectual property rights in and to such modifications.  To the extent any modification does not qualify as a work made for hire as outlined above, Franchisee hereby assigns those modifications to Franchisor for no additional consideration and with no further action required and shall execute such further assignment(s) as Franchisor may request.

d.Without limiting Franchisor’s general unrestricted right to permit, deny and regulate Franchisee’s participation on the Website as Franchisor’s sole and absolute right to determine, if Franchisee shall breach this Agreement, or any other agreement with Franchisor or its Affiliates, Franchisor may disable or terminate the Franchisee Page and remove all references to the Restaurant on the Website until said breach is cured.

21.6.Franchisee acknowledges that, in connection with the operation of the franchise business, Franchisor will be disclosing confidential information and trade secrets to Franchisee.  Franchisee further acknowledges that its knowledge of, and access to, Franchisor’s formulae, recipes, processes, products, techniques, know-how and other proprietary information, including without limitation the Manual and the El Pollo Loco® System (collectively referred to as the “Confidential Information”), are derived entirely from the material disclosed to Franchisee by Franchisor.  Franchisee acknowledges and agrees that at all times and in all respects, the Confidential Information is a trade secret of Franchisor and that Franchisee has only a license to use the Confidential Information according to the provisions of this Agreement.

a.Franchisee, and each officer, director, shareholder, member, manager, partner, and other equity owner, as applicable, of Franchisee, if Franchisee is a Business Organization, shall maintain fully and strictly the secrecy of all the Confidential Information and to exercise the highest degree of diligence in safeguarding the Confidential Information during and after the term of this Agreement.  Franchisee shall divulge the Confidential Information only to Franchisee’s employees and only to the extent necessary to permit the efficient operation of the Restaurant during the effective term of this Agreement.  After the expiration or termination of this Agreement, Franchisee shall not divulge the Confidential Information to any person or entity, nor shall Franchisee use the Confidential Information in any manner.

b.It is expressly agreed that the ownership of all of the El Pollo Loco® Marks and the Confidential Information is and shall remain vested solely in Franchisor.  Nothing contained in this Agreement shall be construed to require Franchisor to divulge

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 54 of 134

El Pollo Loco Unit # ______

Location ________________

to Franchisee any secret processes, formulae, ingredients or other information, except the material contained in Franchisor’s Manual and training materials.

c.Franchisee shall fully and promptly disclose to Franchisor, all ideas, concepts, formulas, recipes, methods, techniques, and other possible improvements (each an “Improvement”) relating to the development or operation of a quick service flame-grilled food product and/or related service, conceived or developed by Franchisee or Franchisee’s employees during the Term.  Any and all such Improvements will automatically be deemed to be Franchisor’s sole and exclusive property and works made-for-hire; provided, however, for any such improvements that do not qualify as work made-for-hire for Franchisor, Franchisee hereby assigns ownership of that or those Improvements to Franchisor and covenants to execute whatever assignment or other documentation Franchisor requests in order to evidence such assignment and to assist Franchisor in securing intellectual property rights in the Improvement.  Franchisee may not test, offer, or sell any new products without Franchisor’s prior written consent, which may be withheld as Franchisor’s sole and absolute right.

21.7.To further protect the El Pollo Loco® System while this Agreement is in effect, Franchisee and each officer, director, shareholder, member, manager, partner, and other equity owner, as applicable, of Franchisee, if Franchisee is a Business Organization, shall neither directly nor indirectly, for itself, himself or herself, or through or on behalf of, or in conjunction with any person, partnership, corporation or other entity, consult, work for, be employed by, own any equity interest in, own, operate, control, engage in, provide assistance to, or have any interest (financial or otherwise) in any other business which would constitute a “Competitive Business” (as hereinafter defined) without the prior written consent of Franchisor; provided further, that Franchisor may, as its sole and absolute right, consent to Franchisee’s continued operation of any business already in existence and operating at the time of execution of this Agreement.  In addition, Franchisee covenants that, except as otherwise approved in writing by Franchisor, Franchisee shall not, for a continuous, uninterrupted period commencing upon the expiration, termination or assignment of this Agreement, regardless of the cause for termination, and continuing for two (2) years thereafter, either directly or indirectly, for itself, or through or on behalf of, or in conjunction with any person, partnership, corporation or other entity, consult, work for, be employed by, own equity interest in, own, operate, control, engage in, provide assistance to, or have any interest (financial or otherwise) in any Competitive Business which is located or has outlets or restaurant units within a radius of five (5) miles of the location of the Restaurant.  The foregoing shall not apply to operation of an El Pollo Loco® restaurant by Franchisee pursuant to another Franchise Agreement with Franchisor or the ownership by Franchisee of less than five percent (5%) of the issued or outstanding stock of any company whose shares are listed for trading on any public exchange or on the over-the-counter market, provided that Franchisee does not control or become involved in the operations of any such company.  For purposes of this Section 21.7, a Competitive Business shall mean a quick-service restaurant or fast-food business which sells chicken and/or Mexican food products, which products individually or collectively represent more than twenty percent (20%) of the revenues from such quick-service restaurant or fast-food business operated at any one

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 55 of 134

El Pollo Loco Unit # ______

Location ________________

location during any calendar quarter. A “Competitive Business” shall not include a full-service restaurant.

21.8.In the event that any provision of this Section 21 shall be determined by a court of competent jurisdiction to be invalid or unenforceable, this Agreement shall not be void, but such provision shall be limited to the extent necessary to make it valid and enforceable.

21.9.Franchisee understands and acknowledges that Franchisor shall have the right to reduce the scope of any obligation imposed on Franchisee by Section 21.7, without Franchisee’s consent, and that such modified provision shall be effective upon Franchisee’s receipt of written notice thereof.

21.10.Franchisee acknowledges that violation of the covenants not to compete contained in this Agreement would result in immediate and irreparable injury to Franchisor for which no adequate remedy at law will be available.  Accordingly, Franchisee hereby consents to the entry of a preliminary and permanent injunction prohibiting any conduct by Franchisee in violation of the terms of those covenants not to compete set forth in this Agreement.  Franchisee expressly agrees that it may conclusively be presumed that any violation of the terms of said covenants not to compete was accomplished by and through Franchisee’s unlawful utilization of Franchisor’s Confidential Information, know-how, methods and procedures.

22.	DISPUTE RESOLUTION

22.1.Initial Meeting and Mediation – Except as otherwise provided in this Agreement, before any legal action involving any claim or controversy between Franchisor and Franchisee (including its affiliates) relating to (a) this Agreement, (b) the parties’ business activities conducted as a result of this Agreement, or (c) the parties’ relationship or business dealings with each other generally is filed, the following procedures shall be complied with:

a.The party wishing to resolve a dispute shall initiate negotiation proceedings by first requesting in writing a meeting.  Within forty-five (45) days of receipt of the initial request for such a meeting, the parties shall meet, discuss and negotiate toward a resolution of the controversy at a location within the county in which Franchisor is then located.

b.If negotiation efforts do not succeed, the parties shall engage in mandatory but non-binding mediation by a mediator jointly chosen by the parties or if the parties cannot agree upon a mediator, appointed by, and in accordance with the procedures of, JAMS or, if JAMS is no longer in existence, an organization of similar quality.

c.A mediation meeting will be held at a place and at a time mutually agreeable to the parties and the mediator.  The Mediator will determine and control the

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 56 of 134

El Pollo Loco Unit # ______

Location ________________

format and procedural aspects of the mediation meeting which will be designed to ensure that both the mediator and the parties have an opportunity to present and hear an oral presentation of each party’s views regarding the matter in controversy.  The parties will act in good faith to resolve the controversy in mediation.

d.The mediation will be held as soon as practicable after the negotiation meeting is held.

e.The mediator will be free to meet and communicate separately with each party either before, during or after the mediation meeting within 60 days of demand by either party.

22.2.At the election of Franchisor, the provisions of this Section 22 shall not apply to controversies relating to any fee due Franchisor by Franchisee or its affiliates, any promissory note payments due Franchisor by Franchisee, or any trade payables due Franchisor by Franchisee as a result of the purchase of equipment, goods or supplies.  The provisions of this Section 22 shall also not apply to any controversies relating to the use and protection of the El Pollo Loco Marks, the Manual or the El Pollo Loco System, including without limitation, Franchisor’s right to apply to any court of competent jurisdiction for appropriate injunctive relief for the infringement of the El Pollo Loco Marks or the El Pollo Loco System.

23.	MISCELLANEOUS PROVISIONS

23.1.In the event that Franchisee is comprised of more than one person, firm, corporation or other entity, Franchisee’s rights, privileges, interests, obligations and liabilities under this Agreement shall be joint and several with respect to such persons, firms, corporations or other entities.

23.2.If Franchisee is a Business Organization, Franchisor will require, as a condition to the effectiveness hereof, the written guarantee and assumption of Franchisee’s obligations hereunder by any or all of the shareholders, members, partners, other equity owners, as applicable, of a Business Organization and/or some other natural persons associated with Franchisee, the form of which is attached hereto as Exhibit 2.  Franchisor may also require that Franchisee maintain transfer instructions restricting a transfer on its records of any securities, partnership interests or other ownership interests in violation of the restrictions set forth in Section 17 and that each stock, partnership or other ownership certificate of Franchisee shall have conspicuously endorsed upon its face a statement in form satisfactory to Franchisor that further assignment or transfer thereof is subject to each of the restrictions imposed upon assignments by this Agreement.

23.3.All notices required under this Agreement shall be in writing and shall be either (i) served personally; (ii) sent by certified or registered United States mail to the party to be charged with receipt thereof; (iii) by reputable overnight delivery service or (iv) sent via facsimile.  Notices served personally are effective immediately on delivery, and those served by mail shall be deemed given forty-eight (48) hours after deposit of such

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 57 of 134

El Pollo Loco Unit # ______

Location ________________

notice in a United States post office with postage prepaid and duly addressed to the party to whom such notice or communication is directed.  Notices served by overnight delivery shall be deemed to have been given the day after deposit of such notice with such service.  Notices served via facsimile shall be deemed to have been given the day of faxing such notice.  The address for Franchisor shall be: Attention: Chief Legal Officer re EPL #_____, El Pollo Loco, Inc., 3535 Harbor Blvd, Suite 100, Costa Mesa, California 92626, and the address and facsimile number for Franchisee shall be the address and facsimile number listed on the cover page of this Agreement.  Any notice that we send to you may be sent only to the first person identified on Schedule 1, Statement of Ownership Interest of Franchisee, even if you have multiple owners.  Franchisor or Franchisee may from time to time change its address for notice pursuant to this Section by giving a written notice of such change to the other party in the manner provided herein.  Notwithstanding anything to the contrary contained herein, Franchisor may deliver bulletins and updates to the Manual by electronic means, such as by the internet (e-mail) or an intranet, if any, established by Franchisor.

23.4.Notwithstanding the above, Franchisor may elect to utilize email or similar communications to Franchisee for the purpose of communicating System modifications, operations, marketing and other bulletins, menu changes, product or equipment safety or recall alerts, or any other message Franchisor determines, and Franchisee hereby acknowledges that such communications will constitute actionable communication under this Agreement and shall ensure that Franchisee’s communications system includes the capability, and is set or programmed, to receive such communications from Franchisor on a continual basis throughout the Term.  Franchisee must never opt out or refuse to accept any of such Franchisor communications at any time during the Term.

23.5.The receipt and acceptance by either party of any delinquent payment due hereunder shall not constitute a waiver of any other default.  No delay or omission in the exercise of any right or remedy of either party upon any default by the other hereunder shall impair such right or remedy or be construed as a waiver of any term, covenant or condition of this Agreement to be performed by the other party.  To be effective, any waiver of any other default must be in writing and shall not constitute a waiver of any other default concerning the same or any other term, covenant or condition of this Agreement.

23.6.Franchisor’s consent to or approval of any act or conduct of Franchisee requiring such consent or approval shall not be deemed to waive or render unnecessary Franchisor’s consent to or approval of any subsequent act or conduct hereunder.

23.7.The provisions of this Agreement are intended by the parties to be a complete and exclusive expression of their agreement.  No other agreements, representations, promises, commitments or the like, of any nature, exist between the parties except as set forth or referenced herein.  Notwithstanding the foregoing, nothing in this Agreement shall disclaim or require Franchisee to waive reliance on any representation that Franchisor made in the most recent disclosure document (including its exhibits and amendments) that Franchisor delivered to Franchisee or its representative, subject to any agreed-upon changes to the contract terms and conditions

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 58 of 134

El Pollo Loco Unit # ______

Location ________________

described in that disclosure document and reflected in this Agreement (including any riders or addenda signed at the same time as this Agreement).  The provisions of this Agreement may not be contradicted by any other statement concerning the subject matter herein.  Subject to our right to modify the Manual and other documents related to the System Standards, this Agreement may not be amended or modified except by a written agreement signed by the parties hereto.

23.8.In the event of the bringing of any action by either party against the other arising out of or in connection with this Agreement or the enforcement thereof, or by reason of the breach of any term, covenant or condition of this Agreement on the part of either party, the party in whose favor final judgment is entered shall be entitled to have and recover from the other party reasonable attorneys’ fees (internal and external) plus costs and expenses (internal and external) reasonably incurred from commencing, and prosecuting the legal proceeding and until the proceeding has come to a complete end (including appeals and settlements), the amount to be fixed by the court rendering such judgment.

23.9.This Agreement shall be governed by and construed in accordance with the laws of the state in which Franchisor’s then-current headquarters is located (i.e., currently, the State of California); provided however that: (i) the provisions in Section 21.7 covering competition following the expiration, termination or assignment of this Agreement shall be governed by the laws of the state in which the breach occurs; (ii) the provisions of any law of a state regarding franchises (including registration, disclosure or relationship issues, and the regulations promulgated thereunder) shall not apply unless such state’s jurisdictional, definitional and other requirements are met independently of, and without reference to, this Section; and (iii) if any matter related to this Agreement would be unenforceable under the laws of the state where Franchisor’s then-current headquarters is located, but would be enforceable under the laws of the state in which the Franchisee is based, then the laws of the state in which the Franchisee is based shall apply to such matter. ANY ACTION BROUGHT BY EITHER PARTY AGAINST THE OTHER IN ANY COURT, WHETHER FEDERAL OR STATE, SHALL BE BROUGHT WITHIN THE STATE IN WHICH FRANCHISOR’S HEADQUARTERS (CURRENTLY THE STATE OF CALIFORNIA) IS THEN LOCATED.  THE ACTION SHALL BE BROUGHT IN FEDERAL COURT IF FEDERAL COURT JURISDICTION IS AVAILABLE AND, IF NOT, IN STATE COURT.  THE PARTIES HEREBY WAIVE ANY RIGHT TO DEMAND OR HAVE TRIAL BY JURY IN ANY ACTION RELATING TO THIS AGREEMENT IN WHICH FRANCHISOR IS A PARTY.  THE PARTIES CONSENT TO THE EXERCISE OF PERSONAL JURISDICTION OVER THEM BY SUCH COURTS IN CALIFORNIA AND TO THE PROPRIETY OF VENUE OF SUCH COURTS FOR THE PURPOSE OF CARRYING OUT THIS PROVISION, AND EACH PARTY WAIVES ANY OBJECTION THAT IT WOULD OTHERWISE HAVE TO THE SAME.  ANY ACTION BETWEEN FRANCHISEE AND FRANCHISOR SHALL INVOLVE ONLY THE INDIVIDUAL CLAIMS OF FRANCHISEE AND SHALL NOT INVOLVE ANY CLASS, GROUP, JOINT, CONSOLIDATED, REPRESENTATIVE OR ASSOCIATIONAL ACTION.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 59 of 134

El Pollo Loco Unit # ______

Location ________________

23.10.Except with respect to Franchisee’s obligation to indemnify Franchisor pursuant to Sections 9.3 and 9.4 of this Agreement, the parties waive to the fullest extent permitted by the law any right to or claim for any punitive or exemplary damages against the other and agree that, in the event of a dispute between them, the party making a claim shall be limited to recovery of any actual damages it sustains and injunctive relief.  Any and all claims and actions arising out of or relating to this Agreement, the relationship of Franchisee and Franchisor, or Franchisee’s operation of the Restaurant, brought by either party hereto against the other, whether in mediation, or a legal action, shall be commenced within one (1) year from the occurrence of the facts giving rise to such claim or action, or such claim or action shall be barred.

23.11.Any provision of this Agreement which may be determined by competent authority to be prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement.  Any prohibition against or unenforceability of any provision of this Agreement in any jurisdiction, including the state whose law governs this Agreement, shall not invalidate the provision or render it unenforceable in any other jurisdiction.  To the extent permitted by applicable law, Franchisee waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

23.12.Franchisee recognizes the unique value and secondary meaning attached to the El Pollo Loco® System, the El Pollo Loco® Marks, the Confidential Information and the associated standards of operation and trade practices, and Franchisee agrees that any noncompliance with the terms of this agreement or any unauthorized or improper use will cause irreparable damage to Franchisor and its franchisees.  Franchisee therefore agrees that if it should engage in any such unauthorized or improper use, during or after the term of this Agreement, Franchisor shall be entitled to both permanent and temporary injunctive relief from any court of competent jurisdiction in addition to any other remedies prescribed by law.  Franchisee agrees and acknowledges that in such event, Franchisee may be required to post a bond while Franchisor shall not be required to post a bond.

23.13.Franchisee shall grant no security interest in the franchise or in any of the tangible assets of the business including the furniture, fixtures and equipment located in the Restaurants, unless the secured party agrees that in the event of any default by Franchisee and exercise of its right to take and sell such assets under any documents relating to such security interests, Franchisor shall have the right and option to exercise a right of first refusal to purchase such assets on the same terms and conditions offered by the secured party.  If, within thirty (30) days after receipt of the offer, which would include information and documentation as Franchisor may need or require for the purpose of considering whether to exercise its right of first refusal to purchase such assets, Franchisor does not indicate its acceptance of the offer as stated in the notice, secured party shall thereafter have the right to make the sale to the proposed transferee on the same terms and conditions as stated in the notice.  Should Franchisor not exercise its right of first refusal and should the contemplated sale not be completed within one hundred (120) days from the date of the notice, or should the terms and conditions thereof

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 60 of 134

El Pollo Loco Unit # ______

Location ________________

(including the proposed transferee or the ownership therein) be altered in any material way, this right of first refusal shall be reinstated and any such subsequent proposed sale or altered terms and conditions of the current transaction must again be offered to Franchisor in accordance with the terms listed above.

23.14.This Agreement shall be binding upon and inure to the benefit of the parties hereto, their permitted heirs, successors and assigns.

23.15.This Agreement shall not be binding upon Franchisor unless and until it shall have been accepted and signed by authorized officers of Franchisor. This Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.  A signature on this Agreement transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign or equivalent), shall be considered an original for all purposes hereunder.

23.16.The parties intend to confer no benefit or right on any person or entity not a party to this Agreement, and no third party shall have the right to claim the benefit of any provision hereof as a third party beneficiary of any such provision.  Franchisee may not make any express or implied agreements, warranties, guarantees, or representations, or incur any debt, in the name or on behalf of Franchisor.  Franchisor will not be obligated for any damages to any person or property directly or indirectly arising out of the Restaurant.

23.17.If following commencement of business at the Restaurant, the Restaurant is damaged or destroyed to the extent that Franchisor determines that the Restaurant must be closed for repairs for more than sixty (60) days, or if the Location is taken by condemnation proceedings or Franchisee’s lease is terminated through no act or failure to act on its part (except the failure to utilize any available options to extend such lease, or Franchisee’s willful truncation of such lease), then at Franchisor’s option, Franchisor may elect to:

a.terminate this Agreement, require Franchisee to relocate the Restaurant, or in the case of a casualty, require Franchisee to rebuild the Restaurant.

b.require Franchisee to rebuild the Restaurant, Franchisee shall, at its own expense, repair or reconstruct the Restaurant, and such construction shall be completed, and the Restaurant shall reopen for business not later than twelve (12) months following the date the triggering event occurred.  The minimum acceptable appearance for the reconstructed Restaurant will be that which existed just prior to the casualty; however, every effort shall be made to have the reconstructed Restaurant reflect the then-current image, design and specifications of new El Pollo Loco® restaurants.

c.require Franchisee to relocate the Restaurant, Franchisee must execute Franchisor’s then-current form of Development Agreement within thirty (30) days of the date Franchisor notifies Franchisee of Franchisor’s election.  Franchisee must

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 61 of 134

El Pollo Loco Unit # ______

Location ________________

follow the site selection and approval procedures associated with the Development Agreement; provided, however, that no development fee shall be required to be paid. Upon approval by Franchisor of a new site, Franchisee must execute Franchisor’s then-current form of Franchise Agreement; provided, however, that the term of such new agreement shall be equal to the remaining term of this Agreement and Franchisee shall not be required to pay a new initial franchise fee.  Franchisee will submit a replacement site for the new Restaurant, in accordance with the time frames indicated in the then-current form of Development Agreement, and which replacement site shall be located in an area defined as a radius surrounding the existing site of the Restaurant, the exact dimensions of which shall be reasonably negotiated between Franchisee and Franchisor taking into consideration the rights of other then-existing and potential franchisees.  If Franchisor approves the new site, Franchisee shall either acquire or lease the site and design, construct and furnish the Restaurant in conformance with the design and construction requirements imposed by Franchisor for new El Pollo Loco® restaurants.  The new Restaurant must be open for business not later than twelve (12) months following the date of the casualty or loss of possession of the original Location.

d.terminate the Franchise Agreement, Franchisee shall promptly comply with the requirements set forth at Sections 19.1 and 19.2.

24.	EFFECTIVE DATE

24.1.This Agreement shall be effective as of the date it is executed by Franchisor (the “Effective Date”).

25.	ACKNOWLEDGMENTS

25.1.Franchisee acknowledges that Franchisee has received a complete copy of the El Pollo Loco® Disclosure Document, together with all exhibits, issuance date March 29, 2022 (Control Number 032922), at least 14 calendar days prior to the date on which this Agreement was executed by Franchisee or payment of any monies to Franchisor.

25.2.Franchisee acknowledges that it has read and understands this Agreement, the attachments thereto and the agreements relating thereto, if any, contained in the Disclosure Document received by Franchisee on ____________, 20_____, and that Franchisor has accorded Franchisee ample opportunity and has encouraged Franchisee to consult with advisors of Franchisee’s own choosing about the potential benefits and risks of entering into this Agreement.

25.3.The execution of this Agreement by Franchisee will not constitute or violate any other agreement or commitment to which Franchisee is a party.

25.4.Each individual executing this Agreement on behalf of Franchisee is duly authorized to do so, and this Agreement constitutes a valid and binding obligation of Franchisee.

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 62 of 134

El Pollo Loco Unit # ______

Location ________________

25.5.Franchisee has entered into this Agreement in reliance on information in this Agreement, the Disclosure Document, and its own investigations, and did not rely on any promise, representation, statement, or undertaking made by Franchisor or Franchisor’s representatives that is not included in this Agreement or the Disclosure Document or that is in conflict with any statement or representation in this Agreement or the Disclosure Document; in particular, Franchisee has not received or relied on any data, representation, projection, forecast, estimate, warranty, assurance, or other communication, expressed or implied, as to actual or potential sales volume, profit, or success of the Restaurant.

25.6.Franchisee understands and acknowledges the value to the System and to the uniform and ethical standards of quality, consistency, appearance, and service described in and required by the Manual (which may be periodically modified, as provided in this Agreement) and the necessity of operating the franchised business under the standards set forth in the Manual; and, Franchisee has the capabilities, professionally, financially and otherwise, to comply with the standards of Franchisor.

25.7.Franchisee has carefully read this Agreement and all other related documents to be executed by Franchisee concurrently or in conjunction with the execution hereof, has obtained, or had the opportunity to obtain, the advice of legal, financial, and business advisors in connection with the execution and delivery of this Agreement, understands the nature of this Agreement and the considerable effort to be expended on the part of Franchisee in order to satisfactorily perform their respective obligations hereunder, and Franchisee intends to comply herewith and be bound thereby.

25.8.Franchisee acknowledges and fully appreciates that the business contemplated by this Agreement involves significant risks and that any particular results depend largely on Franchisee’s business abilities and efforts as well as external economic forces outside Franchisor’s control; and, Franchisee acknowledges and fully appreciates that neither Franchisor nor any other person can assure any particular results.

25.9.Incorporated herein by this reference is all of the additional information provided by Franchisee to Franchisor as part of the application process pertinent to the grant of franchise evidenced by this Agreement.  Franchisee acknowledges that Franchisor has relied on each item of such information in granting this franchise.

26.	ANTI-TERRORISM LAW

26.1.Franchisee certifies that neither Franchisee or its employees, or anyone associated with Franchisee is listed in the Annex to Executive Order 132241.   Franchisee promises not to hire or have any dealings with a person listed in the Annex.  Franchisee certifies that it has no knowledge or information that, if generally known, would result in Franchisee, its employees, or anyone associated with Franchisee being listed in the Annex to Executive Order 13224.  Franchisee promises to comply with and assist Franchisor to the fullest extent possible in Franchisor’s efforts to comply with the Anti-Terrorism Laws (as defined below).  In connection with such compliance, Franchisee

1

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 63 of 134

El Pollo Loco Unit # ______

Location ________________

certifies, represents, and warrants that none of its property or interests is subject to being “blocked” under any of the Anti-Terrorism Laws, and that Franchisee are not otherwise in violation of any of the Anti-Terrorism Laws.  Franchisee is solely responsible for ascertaining what actions must be taken by Franchisee to comply with all such Anti-Terrorism Laws. Franchisee specifically acknowledges and agrees that Franchisee’s indemnification responsibilities as provided in this Agreement pertain to Franchisee’s obligations under this Section.  Any misrepresentation by Franchisee under this Section or any violation of the Anti-Terrorism Laws by Franchisee or its employees shall constitute grounds for immediate termination of this Agreement and any other agreement Franchisee has entered into with Franchisor or one of Franchisor’s Affiliates.  “Anti-Terrorism Laws” means Executive Order 13224 issued by the President of the United States, the Terrorism Sanctions Regulations (Title 31, Part 595 of the U.S. Code of Federal Regulations), the Foreign Terrorist Organizations Sanctions Regulations (Title 31, Part 597 of the U.S. Code of Federal Regulations) the Cuban Assets Control Regulations (Title 31, Part 515 of the U.S. Code of Federal Regulations), the USA PATRIOT Act, and all other present and future federal, state and local laws, ordinances, regulations, policies, lists and any other requirements of any Governmental Authority (including the United States Department of Treasury Office of Foreign Assets Control) addressing or in any way relating to terrorist acts and acts of war.

27.	SIGNATURES

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date(s) first set forth below.

FRANCHISOR:	FRANCHISEE:
EL POLLO LOCO, INC., a Delaware Corporation	____________________________, a_______________

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit D of Multi-State Disclosure Document Control No. 032922

Franchise Agreement - Page 64 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 1: MEMORANDUM OF OPENING DATE

On or about _________________, 20__, El Pollo Loco, Inc., a Delaware corporation (“Franchisor”), and ____________________________, a _____________ (“Franchisee”), entered into a Franchise Agreement (the “Franchise Agreement”) for an “El Pollo Loco” Restaurant Unit No. _______ located at ____________________________________(the “Location”).

The parties hereby agree that the Opening Date of the Restaurant at the Location was ____________________, 20___.

The term of the Franchise Agreement shall expire on ________________, 20___, unless sooner terminated as provided in the Franchise Agreement.

This Memorandum of Opening Date may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.  A signature on this Memorandum of Opening Date transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign or equivalent), shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Memorandum of Opening Date to be executed as of the date(s) below.

FRANCHISOR:	FRANCHISEE:
EL POLLO LOCO, INC., a Delaware Corporation	____________________________, a_______________

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 1 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Memorandum of Opening Date - Page 65 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 2: PERSONAL GUARANTEE OF FRANCHISE AGREEMENT

As of ______________, the undersigned hereby unconditionally guarantees, absolutely and irrevocably the performance and payment by Franchisee (as defined below) of, and expressly agrees to adopt and be individually bound by as if the undersigned were a party to each and all of the terms, covenants and conditions of that certain Franchise Agreement dated _______________, 20___ (the “Agreement”) between El Pollo Loco, Inc., a Delaware corporation (“Franchisor”) whose address is 3535 Harbor Blvd, Suite 100, Costa Mesa, CA  92626 and _________________, a _________ (“Franchisee”) whose address is ____________________.  The undersigned further agrees as follows:

1.This guarantee will continue unchanged by any bankruptcy, reorganization or insolvency of Franchisee or by any disaffirmance or abandonment by a trustee of Franchisee.

2.This covenant and agreement on the part of the undersigned shall continue in favor of Franchisor notwithstanding any extension, modification or alteration of the Agreement entered into by and between the parties thereto, or their successors or assigns, and no extension, modification, alteration or assignment of the Agreement shall in any manner release or discharge the undersigned and the undersigned does hereby consent thereto.

3.The liability of the undersigned under this guarantee shall be primary and in any right of action which shall accrue to Franchisor under the Agreement, Franchisor may, at its option, proceed against the undersigned without having commenced any action or having obtained any judgment against Franchisee.

4.The undersigned shall pay Franchisor’s reasonable attorneys’ fees (both internal and external) and all costs and other expenses (both internal and external) incurred in any collection or attempted collection or in any negotiations relative to the obligations hereby guaranteed or enforcing this guarantee against the undersigned, individually and jointly from commencing and prosecuting the legal proceeding and until the proceeding has come to a complete end (including appeals and settlements), only if final judgment is entered in favor of Franchisor.

5.The undersigned hereby waives notice of any demand by Franchisor as well as any notice of default in the payment of any and all amounts contained or reserved in the Agreement.

6.All sums due under this guarantee shall bear interest from the date due until the date paid at the maximum contract rate permitted by law.  The obligations under this guarantee include, without limitation, payment when due of any and all sums due under the Agreement and all damages to which Franchisor is or may be entitled whether under applicable law, indemnification payments and payment of any and all legal fees, courts costs and litigation expenses incurred by Franchisor in endeavoring to collect or enforce any of the foregoing against Franchisee, the undersigned, or in connection with any property securing any or all of the foregoing or this guarantee.

Exhibit 2 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Personal Guarantee of Franchise Agreement - Page 66 of 134

El Pollo Loco Unit # ______

Location ________________

7.The undersigned agrees that one or more successive or concurrent actions may be brought on this guarantee, in the same action in which Franchisee may be sued or in separate actions, as often as deemed advisable by Franchisor.  The obligations under this guarantee are joint and several, and independent of the obligations of Franchisee.

8.No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Franchisor’s right to proceed in any other form of action or proceeding or against any other party.  The failure of Franchisor to enforce any of the provisions of this guarantee at any time or for a period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same.  All remedies under this guarantee shall be cumulative and shall be in addition to all rights, powers and remedies given to Franchisor by law or under any other instrument or agreement.

9.All rights, benefits and privileges under this guarantee shall inure to the benefit of and be enforceable by Franchisor and its successors and assigns and shall be binding upon the undersigned and the undersigned’s heirs, representatives, successors and assigns.  Neither the death of the undersigned nor notice thereof to Franchisor shall terminate this guarantee as to the undersigned’s estate, and, notwithstanding the death of the undersigned or notice thereof to Franchisor, this guarantee shall continue in full force and effect.  The provisions of this guarantee may not be waived or amended except in writing executed by the undersigned and a duly authorized representative of Franchisor.

10.The undersigned represents and warrants that (i) it is in the undersigned’s direct interest to assist Franchisee in procuring the Agreement, because Franchisee has a direct or indirect corporate or business relationship with the undersigned, (ii) this guarantee has been duly and validly authorized executed and delivered and constitutes the binding obligation of the undersigned, enforceable in accordance with its terms, and (iii) the execution and delivery of this guarantee does not violate (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which the undersigned is a party or by which it or its assets are affected or bound.

11.If any provision of this guarantee or the application thereof to any party or circumstance is held invalid, void, inoperative, or unenforceable, the remainder of this guarantee and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this guarantee being severable in any such instance.  This guarantee is the entire and only agreement between the undersigned and Franchisor respecting the guarantee of the Agreement, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth in this guarantee, are superseded.

12.All notices given under this guarantee shall be in writing and shall be either (i) served personally; (ii) sent by certified or registered United States mail to the party to be

Exhibit 2 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Personal Guarantee of Franchise Agreement - Page 67 of 134

El Pollo Loco Unit # ______

Location ________________

charged with receipt thereof; (iii) by reputable overnight delivery service or (iv) sent via facsimile.  Notices served personally are effective immediately on delivery, and those served by mail shall be deemed given forty-eight (48) hours after deposit of such notice in a United States post office with postage prepaid and duly addressed to the party to whom such notice or communication is directed.  Notices served by overnight delivery shall be deemed to have been given the day after deposit of such notice with such service.  Notices served via facsimile shall be deemed to have been given the day of faxing such notice. The address for either party shall be the address listed on the above in the first paragraph of this guarantee.  Either party may from time to time change its address for notice pursuant to this section by giving a written notice of such change to the other party in the manner provided herein.

13.This guarantee is governed by and construed according to the laws of the State of California applicable to contracts made and to be performed in such state.  In order to induce Franchisor to accept this guarantee, and as a material part of the consideration therefore, the undersigned (i) agrees that all actions or proceedings relating directly or indirectly to this guarantee shall, at the option of the Franchisor, be litigated in courts located within the State of California, and (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law.

The undersigned waives and relinquishes any rights it may have under California Civil Code 2845, 2849 and 2850 or otherwise to require Franchisor to (a) proceed against Franchisee or any other guarantor, pledgor or person liable under the Agreement; (b) proceed against or exhaust any security for the Franchisee or this guarantee; or (c) pursue any other remedy in Franchisor’s power whatsoever.  In other words, Franchisor may proceed against the undersigned for the obligations guaranteed without first taking any action against Franchisee or any other guarantor, pledgor or person liable under the Agreement and without proceeding against any security.  The undersigned shall not have, and herby waives (a) any right of subrogation, contribution, indemnity and any similar right that the undersigned may otherwise have, (b) any right to any remedy which Franchisor now has or may hereafter have against Franchisee, and (c) any benefit of any security now or hereafter held by Franchisor.  The undersigned waives (a) all presentments, demands for performance, notices of non-performance, protests, notices of protests and notices of dishonor; (b) all other notices and demands to which the undersigned might be entitled, including without limitation notice of all the following:  the acceptance hereof; any adverse change in Franchisee’s financial position; any other fact which might increase the undersigned’s risk; any default, partial payment or non-payment under the Franchisee and any changes, modifications, or extensions thereof; and any revocation, modification or release of any guarantee of any or all of the Agreement by any person (including without limitation any other person signing this guarantee): (c) any defense arising by reason of any failure of Franchisor to obtain, perfect, maintain or keep in force any security interest in any property of Franchisee or any other person; (d) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Franchisee or any other guarantor or any person liable under the Agreement.

Exhibit 2 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Personal Guarantee of Franchise Agreement - Page 68 of 134

El Pollo Loco Unit # ______

Location ________________

Without limiting the generality of the foregoing or any other provision of this guarantee, the undersigned expressly waives any and all benefits which might otherwise be available to it under California Civil Code 2839 (which provides that a surety is exonerated by the performance or the offer of performance of the principal obligation), 2899 (which provides for the order of resort to different funds held by the creditor) and 3433 (which provides for the right of a creditor to require that another creditor entitled to resort to several sources of payments first resort to sources not available to the first creditor).  The undersigned waives the rights and benefits under California Civil Code 2819 and agrees that by doing so its liability shall continue even if Franchisor alters any obligations under the Agreement in any respect or Franchisor’s rights or remedies against Franchisee are in any way impaired or suspended without the undersigned’s consent.  Franchisor may without notice assign this guarantee in whole or in part.

14.The undersigned has had the opportunity to review this guarantee with its counsel and such counsel has explained to it the meaning and significance of the provisions of this guarantee, including but not limited to the waivers and consents contained in this guarantee, and answered any questions that it had regarding the meaning, significance and effect of the provisions of this guarantee.

15.This guarantee of the Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.  A signature on this guarantee of the Agreement transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign or equivalent),  shall be considered an original for all purposes hereunder.

The use of the singular herein shall include the plural.  The obligations of two or more parties shall be joint and several.  The terms and provisions of this guarantee of the Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties herein named.

IN WITNESS WHEREOF, the undersigned executed this guarantee on the date(s) set forth below.

By:
Name:
Title:	An individual
Date:

Exhibit 2 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Personal Guarantee of Franchise Agreement - Page 69 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 3: INVESTOR COVENANTS REGARDING CONFIDENTIALITY AND NON-COMPETITION

Statement of Ownership of Franchisee:

Name of Principal/Investor	Percentage of Ownership Interest

In conjunction with your investment in __________ a ____________(“Franchisee”) you (“Investor” or “You”), acknowledge and agree as follows:

1)Franchisee owns and operates, or is developing, pursuant to a Franchise Agreement dated _______________ (“Franchise Agreement”) with El Pollo Loco, Inc. (“EPL”), which Franchise Agreement requires persons with legal or beneficial ownership interests in Franchisee under certain circumstances to be personally bound by the confidentiality and non-competition covenants contained in the Franchise Agreement.  All capitalized terms contained herein shall have the same meaning set forth in the Franchise Agreement.

2)You own or intend to own a certain percentage of legal or beneficial ownership interest in Franchisee (as described above) and acknowledge and agree that your execution of this Agreement is a condition to such ownership interest and that you have received good and valuable consideration for executing this Agreement.  EPL may enforce this Agreement directly against you and your Owners (as defined below).

3)If you are a corporation, partnership, limited liability company or other entity, all persons who have a legal or beneficial interest in you (“Owners”) must also execute this Agreement.

4)You and your Owners, if any, may gain access to parts of EPL’s Confidential Information as a result of investing in Franchisee.  The Confidential Information is proprietary and includes EPL’s trade secrets.  You and your Owners hereby agree that while you and they have a legal or beneficial ownership interest in franchise and thereafter you and they: (a) will not use the Confidential Information in any other business or capacity (such use being an unfair method of competition); (b) will exert best efforts to maintain the confidentiality of the Confidential Information; and (c) will not make unauthorized copies of any portion of the Confidential Information disclosed in written, electronic or other form.  If you or your Owners cease to have an interest in franchisee, you and our Owners, if any, must deliver to EPL any such Confidential Information in your or their possession.

5)During the term of the Franchise Agreement and during such time as you and your Owners, if any, have any legal or beneficial ownership interest in Franchisee, you and your Owners, if any, agree that you and they will not, without EPL’s consent (which consent may be withheld as EPL’s sole and absolute right) directly or indirectly (such as

Exhibit 3 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Investor Covenants Regarding Confidentiality and Non-Competition - Page 70 of 134

El Pollo Loco Unit # ______

Location ________________

through an Affiliate or through your or their Immediate Families) own any legal or beneficial interest in, or render services or give advice in connection with: (a) any Competitive Business located anywhere, or (b) any entity located anywhere that grants franchises or licenses interest to others to operate any Competitive Business.

6)For a period of two (2) years, starting on the earlier to occur of the date you or your Owners cease to have any legal or beneficial ownership interest in Franchisee and the effective date of termination or expiration of the Franchise Agreement, neither you nor any of your Owners directly or indirectly (such as through an Affiliate or through your or their Immediate Families) shall own a legal or beneficial interest in, or render services or give advice to: (a) any Competitive Business operating at or within a radius of five (5) miles of the Restaurant and/or any El Pollo Loco Restaurant then in operation or under construction; or (b) any entity that grants franchises or license other interest to others to operate any Competitive Business.  If you or any of your Owners fail to or refuse to abide by any of the foregoing covenants and EPL. obtains enforcement in a judicial or arbitration proceeding, the obligations under the breached covenant will continue in effect for a period of time ending two (2) years after the date such person commences compliance with the order enforcing the covenant.

7)You and each of your Owners expressly acknowledge the possession of skills and abilities of a general nature and the opportunity to exploit such skills in other ways, so that enforcement of the covenants contained in Sections 5 and 6 will not deprive any of you of your personal goodwill or ability to earn a living.  If any covenant herein, which restricts competitive activity, is deemed unenforceable by virtue of its scope or in terms of geographic area, type of business activity prohibited and/or length of time, but could be rendered enforceable by reducing any part of all of it, you and we agree that it will be enforce to the fullest extent permissible under applicable law and public policy.  EPL may obtain in any court of competent jurisdiction any injunctive relief, including temporary restraining orders and preliminary injunctions, against conduct or threatened conduct for which no adequate remedy at law may be available or which may cause it irreparable harm.  You and each of your Owners acknowledges that any violation of Section 4, 5, or 6 hereof would result in irreparable injury for which no adequate remedy at law may be available.  If EPL files a claim to enforce this Agreement and prevails in such proceeding, you agree to reimburse EPL for all its cost and expense, including reasonable attorneys’ fees.

8)This Investor Covenants regarding Confidentiality and Non-Competition Agreement (“Investor Agreement”) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.  A signature on this Investor Agreement transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent),  shall be considered an original for all purposes hereunder.

Exhibit 3 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Investor Covenants Regarding Confidentiality and Non-Competition - Page 71 of 134

El Pollo Loco Unit # ______

Location ________________

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement on the date(s) set forth below.

INVESTOR:

If an Individual:

By:		By:
Name:		Name:
Title:	An individual	Title:	An individual
Date:		Date:

If a corporation, partnership, limited liability company or other legal entity:

_______________________________, a ___________________________

By:
Name:
Title:
Date:

By:
Name:
Title:
Date:

OWNERS:

By:		By:
Name:		Name:
Title:	An individual	Title:	An individual
Date:		Date:

Exhibit 3 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Investor Covenants Regarding Confidentiality and Non-Competition - Page 72 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 4: AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS (ACH)

On _____________, 20_______ and going forth, the undersigned depositor (“Depositor”) hereby authorizes El Pollo Loco, Inc. (“El Pollo Loco”) to initiate debit entries and/or credit correction entries to the Depositor’s checking and/or savings account(s) indicated attached as Exhibit A and the depository (“Depository”) to debit such account pursuant to El Pollo Loco’s instructions (“Authorization”).

This authority is to remain in full force and effect until Depository has received joint written notification from El Pollo Loco and Depositor of the Depositor’s termination of such authority in such time and in such manner as to afford Depository a reasonable opportunity to act on it.  Notwithstanding the foregoing, Depository shall provide El Pollo Loco and Depositor with thirty (30) days’ prior written notice of the termination of this authority.  If an erroneous debit entry is initiated to Depositor’s account, Depositor shall have the right to have the amount of such entry credited to such account by Depository, if within fifteen (15) calendar days following the date on which Depository sent to Depositor a statement of account or a written notice pertaining to such entry or forty five (45) days after posting, whichever occurs first, Depositor shall have sent to Depository a written notice identifying such entry, stating that such entry was in error and requesting Depository to credit the amount thereof to such account.  These rights are in addition to any rights Depositor may have under federal and state banking laws.

This Authorization may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.  A signature on this Authorization transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent)  shall be considered an original for all purposes hereunder.

Depositor: ___________________________________________________________

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 4 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Authorization Agreement for Prearranged Payments (ACH) - Page 73 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT A to

AUTHORIZATION AGREEMENT FOR PREARRANGED PAYMENTS (ACH)

(to be completed by Depositor)

Depository:
Branch:
Street Address, City, State, Zip Code:
Bank Transit/ABA Number:
Account Number:

ATTACH VOID CHECK

Exhibit 4 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Authorization Agreement for Prearranged Payments (ACH) - Page 74 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 5: ADVERTISING ASSOCIATION DOCUMENTS

ADVERTISING ASSOCIATION MEMBERSHIP AGREEMENT

THE [NAME OF AREA] EL POLLO LOCO® RESTAURANT ADVERTISING ASSOCIATION

MEMBERSHIP AGREEMENT

THIS  [NAME OF AREA]  EL POLLO LOCO® RESTAURANT ADVERTISING ASSOCIATION MEMBERSHIP AGREEMENT is effective as of _____________________, 20___, by and between the  [NAME OF AREA]     EL POLLO LOCO® RESTAURANT ADVERTISING ASSOCIATION, INC. a ______________ Nonprofit Corporation [the “Association”] and ________________________________, a________________(the “Member”).

BACKGROUND INFORMATION:

EL POLLO LOCO, INC. (the “Franchisor”) owns, operates and franchises quick service restaurants which specialize in the sale of retail marinated ________ grilled chicken and Mexican food items related to the El Pollo Loco® concept (“Restaurants”).  The Member owns and operates one or more Restaurants within the ____________________________[described geographic area]____________________ (the “Association Area”). The Association was organized by the Franchisor and its franchisees that own Restaurants in the Association Area in order to pool advertising funds.

OPERATIVE TERMS:

1.Bylaws.  The Association has adopted Bylaws and may amend, modify or replace them from time to time in accordance with its governing documents, subject to the written consent of the Franchisor (the “Bylaws”).  Unless the context requires otherwise, terms used in this Agreement will have the meanings as defined in the Bylaws.

2.Membership.  By signing this Agreement:

(a)The Member agrees to become a member of the Association and agrees to be bound by and adhere to the Bylaws, and to observe any administrative rules, regulations and policy statements adopted by the Association in accordance with the Bylaws; and

(b)The Association accepts and enrolls the Member as a member in good standing with full rights and Benefits of membership.

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 75 of 134

El Pollo Loco Unit # ______

Location ________________

3.Scope.  This Agreement is applicable to all of the Member’s Restaurants located in the Association Area, whether currently existing, or opened or acquired after the signing of this Agreement.

4.Contributions.

(a)Obligation to Pay:  The Member agrees to make such contributions to the Association, and at such time and in such manner, as are determined by the Association from time to time in accordance with the Bylaws.  Contributions are non-refundable.

(b)Reports:  Each contribution must be accompanied by a report containing such information as the Association may determine from time to time, showing the amount of the contribution the Member is required to pay with respect to the Member’s Restaurants located in the Association Area.  The Member authorizes and instructs the Franchisor to furnish to the Association, on request, copies of the Member’s reports and records in Franchisor’s possession for the purpose of verifying contributions due.  The Association may review reports and other information available to the Franchisor to verify that the proper amount of contributions have been made by the Member.

(c)Collection by Franchisor:  The Member acknowledges and agrees that the Association may authorize Franchisor to receive and collect contributions and related reports on behalf of the Association.  In such case, the Member shall make contributions to Franchisor, and shall report to Franchisor, at such times and in such manner as Franchisor may determine to be appropriate from time to time.

5.Benefits.  The Association agrees that it will operate on a not-for-profit basis in accordance with governing documents and that all contribution will be spent solely for the purposes permitted in its Articles of Incorporation and Bylaws.

6.Effective Date and Term. The Agreement becomes effective on the date signed by both Parties and will continue until the earlier of:

(a)The Association discontinues operations or is dissolved; or

(b)Until the Member no longer owns and operates a Restaurant located in the Association Area under a valid Franchise Agreement with Franchisor, or until the Member no longer owns or operates a Restaurant located in the Association Area, if the Member is the Franchisor or an affiliate of Franchisor.

In the event this Agreement terminates pursuant to Section 6(b), the Member’s voting and other membership rights in the Association automatically terminate on the effective date of termination of the Franchise Agreement (or closure of the Restaurant, if the Franchisor or its affiliate is the Member), provided however, if the Member owes contributions at the time of such termination (or closure), then it will still be obligated and responsible for all contributions that accrued prior to the date of such termination (or closure).

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 76 of 134

El Pollo Loco Unit # ______

Location ________________

7. Franchise Transfers.  The parties recognize that the timing of payment of contributions may not always coincide with the consummation of the sale of a Restaurant.  Accordingly, the parties agree as follows:

(a)Timing:  The Member will remain responsible to the Association for all contributions due through the date of the consummation of any sale of an El Pollo Loco® restaurant owned by the Member that is subject to this Agreement.

(b) Credit Balances:  If the Member sells or closes an El Pollo Loco® restaurant subject to this Agreement at a time when the Member has a credit balance with the Association, the credit balance will not be refunded, but will be: (i) retained for the benefit of other members of the Association, if the transaction involves a closing of the Member’s El Pollo Loco® restaurant or the termination or expiration of the Member’s Franchise Agreement; or (ii) credited to the Restaurants of the purchaser that are subject to this Agreement, if a sale, transfer or assignment is involved; or (iii) credited to the Member’s other Restaurants that are still subject to this Agreement.

8. Delinquencies.  The Member agrees to abide by all rules and regulations regarding delinquent contributions, including the payment of interest and late payment fees, adopted by the Association from time to time.  The Member acknowledges and agrees that delinquent contributions (a) constitute a breach of the Franchise Agreement; (b) may result in loss of voting rights and other privileges with the Association; and/or (c) may result in cancellation of membership with the Association.

9. Entity Participation.  If the Member is a corporation, limited liability company, partnership or other business entity, the Member will duly authorize one (1) person to represent its interests at Association meetings (the “Representative”).  The Representative must be a:  (i)  shareholder, partner, member (in case of an LLC), director or officer of the Member; or (ii) the Member’s Operating Partner, as defined in the Member’s Franchise Agreement; or (iii) in the event the Member is Franchisor or one of its affiliates, an officer or other designated representative of the Franchisor or it affiliate.  The Association shall be entitled to rely on any written authorization appointing the Representative that the Association in good faith believes to be valid unless and until the Association shall have received an authorization for a successor Representative’s decisions, votes and consents to bind the Member at any such meeting without any further inquiry.  The same person can be a Representative for more than one (1) Member.

10. Program Participation.  The Member will not be required, as a condition of membership in this Association or otherwise, to participate in any advertising or promotion that contains a specified retail price, or a minimum retail price, for any product or service furnished by Restaurant in the Association Area.  However, the Member’s obligation to pay contributions pursuant to this Agreement will not be affected in any way by the Member’s decision not to participate.

11.Miscellaneous.

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 77 of 134

El Pollo Loco Unit # ______

Location ________________

(a)Severability:  If any part of this Agreement is held invalid for any reason, the remainder of this Agreement will not be affected and will remain in full force and effect in accordance with its terms.

(b) Costs of Collection:  Member agrees to reimburse the Association (or, if applicable, Franchisor) for all costs and expenses, including attorneys’ fees and expenses, incurred in connection with collecting delinquent contributions.  Reimbursement is due within thirty (30) days of written notice.

(c)Waivers:  No waiver of any provision of this Agreement will be valid unless in writing and signed by the person signed by the person against whom it is sought to be enforced.  The failure by either party to insist upon strict performance of any provision will not be construed as a waiver or relinquishment of the right to insist upon strict performance of the same provision at any other time or to insist on strict performance of any other provision of this Agreement.

(d)Liabilities and Beneficiaries:  Neither party will be liable to any other person who is not Party to this not a Party to this not a party to this Agreement by virtue of their relationship to each other.  No other person has any rights because of this Agreement, except for the parties.  However, notwithstanding the foregoing, although the Franchisor may not be a party to this Agreement, and is not bound by it, Franchisor is a third-party intended beneficiary.

(e)Entire Agreement:  This Agreement reflects the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements, communications or understandings with respect to the matters provided for herein.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.  A signature on this Agreement transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent) shall be considered an original for all purposes hereunder.

[NAME OF AREA] EL POLLO LOCO® RESTAURANT

By:
Name:
Title:
Date:

ADVERTISING ASSOCIATION, INC.

[Name of Member]

By:
Name:
Title:
Date:

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 78 of 134

El Pollo Loco Unit # ______

Location ________________

BYLAWS OF _____[NAME OF AREA]_____EL POLLO LOCO® RESTAURANT ADVERTISING ASSOCIATION, INC.

Adopted as of _______________, 20___

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 79 of 134

El Pollo Loco Unit # ______

Location ________________

TABLE OF CONTENTS

ARTICLE

ARTICLE 1 OFFICES
SECTION 1.1	REGISTERED AND PRINCIPAL OFFICE
SECTION 1.2	OTHER OFFICES
SECTION 1.3	REGISTERED AGENT FOR SERVICE OF PROCESS

ARTICLE 2 POWERS AND PURPOSE
SECTION 2.1	POWERS
SECTION 2.2	PURPOSES
SECTION 2.3	USE OF TRADEMARKS

ARTICLE 3 MEMBERS
SECTION 3.1	MEMBERS
SECTION 3.2	ENROLLMENT
SECTION 3.3	ENTITY MEMBERSHIP
SECTION 3.4	MEMBERS IN GOOD STANDING
SECTION 3.5	ANNUAL AND QUARTERLY MEETINGS OF THE MEMBERS
SECTION 3.6	SPECIAL MEETINGS
SECTION 3.7	PLACE OF MEETING
SECTION 3.8	NOTICE OF MEETINGS
SECTION 3.10	CLOSURE OF BOOKS AND FIXING OF RECORD DATE
SECTION 3.11	QUORUM
SECTION 3.12	VOTING
SECTION 3.13	REPRESENTATIVES
SECTION 3.14	ACTION WITHOUT MEETING
SECTION 3.15	ORGANIZATION
SECTION 3.16	MEMBER MEETINGS BY TELEPHONE

ARTICLE 4 DIRECTORS
SECTION 4.1	NUMBER
SECTION 4.2	VACANCIES
SECTION 4.3	REMOVAL OF DIRECTORS
SECTION 4.4	QUALIFICATION
SECTION 4.5	TERMS
SECTION 4.6	RESIGNATION
SECTION 4.7	POWERS
SECTION 4.8	MEETINGS
SECTION 4.9	NOTICE OF SPECIAL MEETING
SECTION 4.10	ACTION WITHOUT A MEETING
SECTION 4.11	QUORUM AND VOTING
SECTION 4.12	ORGANIZATION
SECTION 4.13	COMPENSATION
SECTION 4.14	ATTENDANCE BY TELEPHONE

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 80 of 134

El Pollo Loco Unit # ______

Location ________________

ARTICLE 5 OFFICERS
SECTION 5.1	OFFICES
SECTION 5.2	TERM OF OFFICE; VACANCIES
SECTION 5.3	REMOVAL OF OFFICERS
SECTION 5.4	RESIGNATIONS
SECTION 5.5	COMPENSATION
SECTION 5.6	REFUND OF PAYMENT
SECTION 5.7	POWERS AND DUTIES
SECTION 5.8	DELEGATION OF DUTIES

ARTICLE 6 CONTRIBUTIONS
SECTION 6.1	CONTRIBUTIONS
SECTION 6.2	PAYMENT OF CONTRIBUTIONS
SESTION 6.3	PAYMENT IN PAYMENTS

ARTICLE 7 NOTICES
SECTION 7.1	RECORDING
SECTION 7.2	WAIVER

ARTICLE 8 DESIGNATED FINANCIAL AGENTS, SIGNATURES AND SEAL
SECTION 8.1	DESIGNATED FINANCIAL AGENTS
SECTION 8.2	OTHER AGREEMENTS

ARTICLE 9 AMENDMENTS OF BYLAWS

ARTICLE 10 INDEMNIFICATION
SECTION 10.1	INDEMNIFICATION IN PROCEEDINGS OTHER THAN ACTIONS BY, OR IN THE RIGHT OF THE CORPORATION
SECTION 10.2	INDEMNIFICATION OF PERSONS PARTIES TO A PROCEEDING BY OR IN THE RIGHT OF CORPORATION
SECTION 10.3	MANDATORY INDEMNIFICATION
SECTION 10.4	AUTHORIZATION OF INDEMNIFICATION IS REQUIRED
SECTION 10.5	ADDITIONAL CONDITIONS TO INDEMNIFICATION
SECTION 10.6	PREPAYMENT OF EXPENSES
SECTION 10.7	INDEMNIFICATION DISALLOWED IN CERTAIN CIRCUMSTANCES
SECTION 10.8	NONEXCLUSIVITY

ARTICLE 11 GENERAL PROVISIONS
SECTION 11.1	FISCAL YEAR
SECTION 11.2	GENDER AND NUMBER
SECTION 11.3	ARTICLES AND OTHER HEADINGS
SECTION 11.4	MINUTES, BOOKS AND RECORDS OF ACCOUNT
SECTION 11.5	STATUTORY CITES

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 81 of 134

El Pollo Loco Unit # ______

Location ________________

BYLAWS OF _______[NAME OF AREA]_______EL POLLO LOCO® RESTAURANT ADVERTISING ASSOCIATION, INC.

ARTICLE 1 - Officers

Section 1.1 - Registered and Principal Office.  The initial registered office of the _______ ______ [NAME OF AREA]  El Pollo Loco® restaurant Advertising Association, Inc. (the “Corporation”) will be located at _________________________. The initial principal office of the Corporation will be located at __________________________________.

Section 1.2 - Other Offices.  The Corporation may have offices at such other place or places within or without the State of Delaware as the Board of Directors may from time to tie establish.

Section 1.3 - Registered Agent for Service of Process.  The Corporation’s Board of Directors will have the right to designate a registered agent for service of process, who may be an individual or a corporation.  The registered agent so designated will serve until a successor is elected by the Board of Directors.

ARTICLE 2 - Powers and Purposes

Section 2.1 - Powers.  The Corporation will have all of the powers accorded nonprofit corporations under the Missouri Nonprofit Corporation Act (the “Act”).  The Corporation will utilize such powers to engage in any lawful activity which is consistent with its purposes as set forth in the Articles of Incorporation.

Section 2.2 - Purposes.  The purposes for which the Corporation is formed are to establish, maintain, administer and operate a promotional and advertising fund (the “Fund”) for the benefit of the El Pollo Loco® restaurants (“EPL’s”) of its members located in _____________[describe geographic area]_______________ (the “Association Area”) and to further any and all purposes consistent with the objectives of the Corporation.

Section 2.3 - Use of Trademarks.  The Corporation recognizes that its activities will necessarily involve advertising and promotional programs that contain the intellectual property rights, including copyrights, trademarks, service marks, logos, and designs derived from El Pollo Loco, Inc. (the “Franchisor”).  As such, the Corporation has entered into, or will enter into, the   [NAME OF AREA] ______El Pollo Loco® restaurant Advertising Association Authorization Agreement.

ARTICLE 3 - Members

Section 3.1 - Members.  The members will consist of (a) owners of franchised Restaurants located in the Association Area operating under valid and effective Franchise Agreements with Franchisor; and (b) the Franchisor or any of its affiliates, to the extent that it or any of its affiliates owns or operates any Restaurants located within the Association Area.

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 82 of 134

El Pollo Loco Unit # ______

Location ________________

Any Franchisee who ceases to be a party to any valid and effective Franchise Agreement with the Franchisor for a El Pollo Loco® restaurant located in the Association Area, whether due to transfer, expiration or termination, will automatically cease to be a member of the Corporation, but will continue to remain liable to the Corporation for past due unpaid contributions or other amounts payable to the Corporation at the time membership ceases.  However, if a Franchisee operates under multiple Franchise Agreements and ceases to be bound by one or more Franchise Agreements, whether due to transfer, expiration or termination, but continues to be bound by other Franchise Agreements for Restaurants located in the Association Area, the Franchisee shall continue to be a member, but its voting rights shall be reduced to reflect the number of remaining Restaurants that the Franchisee owns in the Association Area.  Likewise, to the extent the Franchisor or an affiliate of Franchisor owns or operates one or more Bakery Cafes in the Association Area and has been a member of the Corporation and ceases to own or operate any such Restaurants in the Association Area, then its membership with respect to such Restaurants will automatically terminate.

In accordance with the terms of the ________[NAME  OF AREA]_________El Pollo Loco® restaurant Advertising Association Authorization Agreement, a representative of Franchisor shall be entitled to notice of all regular and special meetings of the Members of the corporation and shall have the right to attend all meetings, either in person or in any other manner of attendance authorized in these Bylaws.  However, unless the Franchisor is a Member of the Corporation by virtue to vote at a meeting of the Members in accordance with Section 3.12 of these Bylaws.

Section 3.2 – Enrollment.  Notwithstanding any of the foregoing, no person will be enrolled as a Member of the Corporation nor will it have any rights as a Member unless and until it has signed a Membership Agreement with the Corporation.  Notwithstanding the foregoing, Members shall be required to make contributions as required by their Franchise Agreements, regardless of whether they have signed Membership Agreements.

Section 3.3 - Entity Membership.  For all membership purposes, any business entity (corporation, partnership, limited liability company, etc.), together with its owners, is deemed a single Member.

Section 3.4 - Members in Good Standing.  A Member will be in good standing as long as:  (a) the Member is not delinquent in the payment of any contribution or other monetary obligation to the Corporation; and (b) Member shall not have received a notice of default from Franchisor with respect to one or more Restaurants located in the Association Area which default remains uncured to the satisfaction of Franchisor.  Loss of good standing will not relieve the Member of the obligation to make contributions, when due.

Section 3.5 - Annual and Quarterly Meetings of the Members.  The annual meeting of the Members shall be held for the election of directors, consideration and approval of the succeeding year’s advertising budget and the transaction of such other business as may properly come before the meeting.  The annual meeting will be held at such time

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 83 of 134

El Pollo Loco Unit # ______

Location ________________

within the first quarter of the Corporation’s fiscal year as the Board of Directors may determine.  Quarterly meetings of the Members shall be held for consideration and approval of advertising and promotional programs and the transaction of such other business as may properly come before the meeting.  In addition, at the final quarterly meeting of the fiscal year, the Members shall consider and approve the level(s) of Member contributions for the succeeding fiscal year.  Quarterly meetings will be held at times within the second, third and fourth quarters of the Corporation’s fiscal year as the Board of Directors may determine.

The notice of annual or quarterly meetings of Members, except as otherwise required by law, need not state the matters to be considered at such meetings.

Section 3.6 - Special Meetings.  Special meetings of the Members, for any purpose or purposes, unless otherwise prescribed by applicable law, may be called on the written request of (i) a majority of the Board of Directors, or (ii) Members constituting 25% of the voting rights of the Members in good standing, or (iii) Franchisor.  Requests for a special meeting must state the purpose or purposes of the proposed meeting.  The notice of any special meeting of the Members must state the purpose or purposes for which the meeting is called.

Section 3.7 - Place of Meeting.  All meetings of the Members will be at such places as will be determined from time to time by the Board of Directors of the Corporation.

Section 3.8 - Notice of Meetings.  Written notice of each meeting of the Members stating the Place, day and hour thereof, must be delivered to each Member of record entitled to vote at such meeting, personally or by telephone, telegram, cablegram, e-mail, first class mail, confirmed facsimile transmission or any other means of personal delivery providing evidence of actual delivery; and if mailed, the notice shall be deemed to be given when deposited in the United States mail addressed to the Members at the Members’ addresses, as they appear in the records of the Corporation, with postage thereon prepaid. Notice must be given by or under the direction of the Secretary, or the officer or persons calling the meeting not more than sixty (60) not less than ten (10) days before the date of the meeting; provided that oral notice to the Member may be given in lieu of written notice so long as the party giving the notice to the Member files with the Corporation a written statement of the date, time, place and manner of the oral notice.  No notice need be given of the time and place of reconvening of any adjourned meeting, if the time and place to which the meeting is adjourned are announced at the adjourned meeting.

Section 3.9 - Waiver of Notice.  A written waiver of notice signed by any Member, whether before or after any meeting, shall be equivalent to the giving of timely notice to said Member.  Attendance of a Member at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Member attends a meeting for the express purpose, as stated at the beginning of the meeting, of objecting to the transaction of business because the meeting is not lawfully

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 84 of 134

El Pollo Loco Unit # ______

Location ________________

called or convened.  Neither the business to be transacted at, not the purpose of, any meeting of the Member need be specified in any written waiver of notice.

Section 3.10 - Closure of Books and Fixing of Record Date.  For the purpose of determining Members entitled to notice of, or to vote at, any meeting of the Members or any adjournment thereof, the Board of Directors may provide that the books will be closed for a period of not less than three (3) and not more than thirty (30) days immediately preceding such meeting.  If the books are not closed and no record date is fixed by the Board of Directors, the date on which notice of the meeting is mailed will be the record date for the determination of Members entitled to notice and to vote.

Section 3.11 – Quorum.  Except as otherwise required by the Act, the Articles of Incorporation or these Bylaws, the presence of Members holding a majority of the votes will constitute a quorum at all meetings of the Members.  In case a quorum is not present at any meeting, a majority of the Members present will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place to which the meeting is adjourned, until a quorum is present.  At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed; but only those Members entitled to vote at the meeting as originally noticed will be entitled to vote at any adjournment or adjournments thereof.

Section 3.12 – Voting.  Each Member will be entitled at each Members’ meeting and upon each matter presented at such meeting to one vote for each El Pollo Loco® restaurant located in the Association Area that the Member owns, or, in the case of Franchisor, owns or operates.  Notwithstanding the fixing of the record date in Section 3.10, Members may only participate in and vote at meetings subject to being in good standing, in accordance with the Bylaws, both on the record date and at the time of the meeting.  Furthermore, in the event that a meeting is postponed or continue, a Member must be in good standing at the time the meeting is reconvened in order to participate and vote at the meeting.

Any Member who is not in good standing pursuant to Section 3.4(a) hereof shall have all rights and privileges of membership (including the right to vote and participate as a Member, director or officer in any meeting) suspended.  Any Member who is not in good standing pursuant to Section 3.4(b) hereof shall have its right to vote (but not its right to participate) suspended at any meeting of the members or the board of directors of the Corporation.  Any dispute regarding the good standing of a Member and its right to vote at a membership meeting will be determined conclusively by the Chairman of the meeting, in conjunction with the representative of the Franchisor present at the meeting, which determination will be final and binding.  Any such suspension shall continue until the Member is in good standing again.

The list of Members must be produced at any Member’s meeting upon the request of any Member.  Upon the demand of any Member, the note upon any question before the meeting must be by written ballot.  Except as otherwise provided by these bylaws, by the Act, or by the Articles of Incorporation, all matters will be decided by a majority of the

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 85 of 134

El Pollo Loco Unit # ______

Location ________________

votes of Members present at the meeting.  There is no cumulative voting for directors or on any other matter.

Section 3.13 – Representatives.  If a Member is a corporation, limited liability company, partnership or other business entity, the Member will duly authorize one (1) person to represent its interests at Association meetings (the “Representative”). The Representative must be a:  (i) shareholder, partner, member (in case of an LLC), director or officer of the Member; or (ii) the Member’s Operating Partner, as defined in the Member’s Franchise Agreement; or (iii) in the event the Member is Franchisor or one of its affiliates, an officer or other designated representative of Franchisor or its affiliate. The Corporation shall be entitled to rely on any written authorization appointing the Representative that the Corporation in good faith believes to be valid unless and until the Corporation shall have received an authorization for a successor Representative that the Corporation in good faith believes to be valid.   The Corporation shall be entitled to rely on the Representative’s decisions, votes and consents to bind the Member at any such meeting without any further inquiry. The same person can be a Representative for more than one (1) Member.

Section  3.14 - Action Without Meeting.  Any action of the Members of the Corporation may be taken without a meeting, without prior notice and without a vote, if one or more consents in writing, setting forth the action so taken, are signed by the Members having not less than two-thirds (2/3) of the votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted.  Such consents must be delivered to the Corporation in the manner required by the Act.  Neither the Articles of Incorporation nor these Bylaws will be construed, interpreted or deemed to have, in any way, limited or prevented the utilization of the ability to take written action in lieu of formal meetings as may be permitted by the Act.

Section 3.15 – Organization.  Meeting of the Members must be presided over by the President, or if the President is not present, by the Vice President, if a Vice President has been elected, or if neither the President not the Vice President is present, then by a chairman to be chosen by a majority of the Members entitled to vote who are present in person at the meeting.  The Secretary of the Corporation, or in the Secretary’s absence, the Assistant Secretary, will act as secretary of every meeting, but if neither is present, the Members entitled to vote who are present in person may choose any person present to act as secretary of the meeting.

At all meetings of the Members the order of business will be as follows:

(1)	Calling meeting to order.
(2)	Proof of notice of meeting and determination of quorum.
(3)	Reading and disposing of minutes of previous meeting.
(4)	Announcement of purposes for the meeting.
(5)	Reports of officers.
(6)	Unfinished business.
(7)	New business, including election of directors if an annual meeting.
(8)	Adjournment.

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 86 of 134

El Pollo Loco Unit # ______

Location ________________

Section 3.16 - Member Meetings by Telephone.  Any Member may participate in a Members’ meeting or may conduct a Members’ meeting through the use of, any means of communication enabling all persons participating in the meeting to hear each other at the same time during the meeting.  Participating by such means will constitute presence in person at a meeting.

ARTICLE 4 - Directors

Section 4.1 – Number.  There will be at least three (3) directors on the Board.  From time to time, the exact number of directors may be determined by vote of the Members at any time, but never less than three (3) and never an amount less than as otherwise required by the Act.

Section 4.2 – Vacancies.  Whenever a vacancy occurs on the Board of Directors, including a vacancy resulting from an increase in the number of directors or the removal of one (1) or more directors, it may be filled by the affirmative vote of a majority of the remaining directors even if the remaining directors constitute less than a quorum.

Section 4.3 - Removal of Directors.  Any director may be removed with or without cause by vote of a majority of the Members at a membership meeting, or by written action in lieu of meeting signed by the Members having not less than two-thirds (2/3) of the votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present an voted.

Section 4.4 – Qualification.  Each director must be either a Member (if the Member is an individual) or the Member’s Representative.  If there are less than three (3) Members at any time, then the franchisor, through Franchisor’s representative designated as its “Member’s Representative”, shall have the right to designate two (2) directors one of which shall be the Member’s Representative and the other shall be an officer of Franchisor.  However, any director serving on the Board of Directors will be automatically suspended at any time during which the director, or the business organization for which the director is the Representative, is not in good standing.  In addition, directors will be automatically removed as directors if, at any time, the Member with which they are associated is expelled from membership or is no longer a franchise of the Franchisor either because the Franchise Agreement has expired, or it has been terminated or transferred.

Section 4.5 – Terms.  Directors will hold office until their respective successors are duly elected and qualified or until there is a decrease in the number of directors.

Section 4.6 – Resignation.  Any director may resign at any time.  Such resignation will be made in writing and will take effect upon its delivery to the President or the Board of Directors or its Chairman.

Section 4.7 – Powers.  Except for those rights reserved to the Members under these bylaws, the business of the Corporation will be managed by its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 87 of 134

El Pollo Loco Unit # ______

Location ________________

as are not prohibited by the Act, by the Articles of Incorporation or by these Bylaws.  The Board of Directors will determine the compensation, if any, to be paid to each officer and director of the Corporation, including those officers who may also be directors.

Section 4.8 – Meetings.  The Board of Directors of the Corporation may hold meetings, whether annual or special, either within or without the State of Missouri, The annual meeting of the Board of Directors for the purpose of electing officers and transacting such other business as may be brought before the meeting will be held at such time and place as the Board of Directors may determine.  The Board of Directors may by resolution provide for the time and place of other regular meetings, and no notice of such regular meetings need to be given.

All other meetings of the Board may be called on the written request of (i) any director or (ii) Members with 25% of the voting rights of Members in good standing, at such time and place as may be stated in such request.

In accordance with the terms of the ___[NAME OF AREA]_ El Pollo Loco® restaurant Advertising Association Authorization Agreement, a representative of Franchisor shall be entitled to notice of all regular an special meetings of the Board of Directors of the Corporation and shall have the right to attend all meetings, either in person or in any other manner of attendance authorized in these Bylaws.  However, unless the Franchisor is a Director of the Corporation, the Franchisor representative shall have no right to participate in any action of the Board of Directors in accordance with Sections 4.10 and 4.11 of these Bylaws.

Section 4.9 - Notice of Special Meetings.  Written notice of the place, day and hour of any special meeting of the Board of Directors must be given by or under direction of the Secretary, to each director at least two (2) days before the meeting; provided, however, that oral notice may be given to directors in lieu of written notice so long as the party giving the notice to the directors files with the Corporation a written statement of the date, time, place and manner of the oral notices.  Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors, need be stated in the notice or waiver of notice of such meeting.

Section 4.10 - Action Without a Meeting.  Any action required to be taken, or which may be taken, at a meeting of the Board of Directors may be taken without a meeting, if a consent in writing, setting forth the action so to be taken, is signed by all of the directors entitled to vote.  Such consent will have the same effect as a unanimous vote.

Section 4.11 - Quorum and Voting.  At all meetings of the Board, a majority of the directors then in office will constitute a quorum for the transaction of business.  The act of a majority of directors present at a meeting where a quorum is present will be the act of the Board of Directors, except as may be otherwise specifically provided by law, the Articles of Incorporation or these Bylaws.  If at any meeting of the Board of Directors there is less than a quorum present, a majority of those present may adjourn the meeting, without further notice, from time to time and place to place until a quorum will have been obtained.

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 88 of 134

El Pollo Loco Unit # ______

Location ________________

Section 4.12 – Organization.  The President of the Corporation will act as Chairman and the Secretary will act as Secretary at all meetings of the Board.

Section 4.13 – Compensation.  Directors must not receive any stated salary for their services as directors or as members of committees, but by resolution of the Board a fixed fee and /or expenses of attendance may be allowed for attendance at each meeting.

Section 4.14 - Attendance by Telephone.  Any member or members of the Board of Directors will be deemed present and voting at a meeting of the Board if said member or members participate in the meeting by means of a conference telephone or other communications equipment enabling all persons participating in the meeting to hear other at the same time.  Participation by such means will constitute presence in person at a meeting.

ARTICLE 5 - Officers

Section 5.1 – Officers.  The officers of this Corporation will consist of a President, a Secretary and a Treasurer, and may consist of such other officers, including but not limited to one (1) or more Vice Presidents, Assistant Secretaries and Assistant Treasurers with such titles, powers and duties as may be prescribed from time to time by the Board of Directors.  They will be elected by the Board of Directors at its annual meeting.

Section 5.2 - Term of Office; Vacancies.  Each officer shall hold office for one (1) year and until such officer’s successor is duly elected and qualified.  A vacancy in any office arising from any cause may be filled for the unexpired portion of the term by the Board of Directors.

Section 5.3 - Removal of Officers.  Any officer may be removed at any time with or without cause by action of the Board of Directors by the affirmative vote of a majority of the directors then in office.  Election or appointment of an officer will not of itself create contract rights.

Section 5.4 – Resignations.  An officer may resign at any time by delivering notice to the Corporation.  A resignation is effective when the notice is delivered unless the notice specifies a later effective date.  If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board of Directors provides that the successor does not take office until the effective date of the pending vacancy.

Section 5.5 – Compensation.  No compensation will be paid to any officer of the Corporation, except the Board of Directors may determine a fixed fee or other reimbursement for expenses.

Section 5.6 - Refund of Payment.  In the event that the Internal Revenue Service disallows, in whole or in part, the deduction by the Corporation as an ordinary and necessary business expense of any payment made to an officer of the Corporation, whether as salary, commission, bonus or other form of compensation or as interest, rent or reimbursement of expenses incurred by such officer, such officer must reimburse the

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 89 of 134

El Pollo Loco Unit # ______

Location ________________

Corporation to the full extent of such disallowance.  The Board of Directors of the Corporation will have the duty to require each such officer to make such reimbursement, and it will be the legal duty of each such officer thus to reimburse the Corporation.

Section 5.7 - Powers and Duties.

A.In General.  The officers of the Corporation will have such powers and duties as generally pertain to their respective offices, including the powers and duties provided by these Bylaws, as well as such powers and duties as from time to time may be conferred by the Board of Directors.

B.President.  The President will:

(1) preside at all meetings of the Board of Directors in the absence of the Chairman of the Board, if any;

(2) present at each annual meeting of the directors a report of the condition of the business of the Corporation;

(3) cause to be called regular and special meetings of the directors in accordance with these Bylaws;

(4) jointly with the Treasurer, sign and make contracts and agreements in the name of the Corporation;

(5) see that the books, reports, statements and certificates required by statute are properly kept and filed according to law;

(6) jointly with the Treasurer, sign notes, drafts or bills of exchange, warrants or other orders for the payment of money duly drawn on behalf of the Corporation;

(7) supervise all employees of the Corporation including the hiring and firing of such employees as the President deems advisable;

(8) jointly with the Treasurer, purchase on behalf of the Corporation, tangible or intangible assets; and

(9) have general charge of and control over the affairs of the Corporation and perform the entire duties incident to such position and office, the enforcement of these Bylaws and all other things which the President is required to do by law.

C.Vice President.  The Vice President, if any will;

(1) in the absence or disability of the President, perform the duties and exercise the powers of the President;

(2) perform such other duties and have such other powers as the Board of Directors may from time to time prescribe.

D.Secretary.  The Secretary will:

(1) prepare the minutes of the meetings of the Board of Directors and keep the minutes in appropriate permanent books of record;

(2) give and serve all notices of the Corporation;

(3) be the custodian of the records and of the seal, and affix the latter when required, and authenticate records of the Corporation when required; and

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 90 of 134

El Pollo Loco Unit # ______

Location ________________

(4) attend to all correspondence and perform all the duties incident to the office of the Secretary.

E.Treasurer.  The Treasurer will:

(1) keep accounts of and have the care and custody of and responsible for all the funds and securities of the Corporation;

(2) deposit all such funds in the name of the Corporation in such back or banks, trust company or trust companies, or safe deposit vaults as the Board of Directors may designate;

(3) exhibit, at times required by law or these Bylaws, the corporate financial books and accounts to any director upon application at the office of the Corporation during business hours;

(4) render a statement of the condition of the finances of the Corporation (at each regular meeting of the Board of Directors, and at such other times as it will be required of the Treasurer) and a full financial report at the annual meeting of the directors;

(5) keep at the office of the Corporation current books of account of all its business transactions and such other books of account that the Board of Directors may require;

(6) jointly with the President, sign and make contracts and agreements in the name of the Corporation;

(7) jointly with the President, sign notes, drafts or bills of exchange, warrants or other orders for the payment of money duly drawn on behalf of the Corporation;

(8) jointly with the President, purchase on behalf of the corporation, tangible or intangible assets, and

(9) do and perform all other duties pertaining to the office of the Treasurer.

F.Assistant Secretary and Assistant Treasurer.  The Assistant Secretary or Assistant Secretaries and the Assistant Treasurer will, in the absence or disability of the Secretary, or Treasurer, respectively, perform the duties of such officer and generally assist, in the case of an Assistant Secretary, the Secretary, or an Assistant Treasurer, the Treasurer.

Section 5.8 - Delegation of Duties.  In the case of the absence or disability of any officer of the Corporation or for any other reason deemed sufficient by a majority of the Board, the Board of Directors may delegate such officer’s respective powers or duties to any other officer or to any director or agent of the Corporation for a specified period or until said delegation is revoked by the Board of Directors, provided that such delegation is otherwise permitted by law and by the Articles of Incorporation and these Bylaws.

ARTICLE 6 - Contributions

Section 6.1 – Contributions.  The Members will determine at the final quarterly Member meeting of the fiscal year the amount of contributions to be paid to the Corporation by its Members during the succeeding fiscal year.  The amount of the contributions will

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 91 of 134

El Pollo Loco Unit # ______

Location ________________

generally be a percentage of Net Sales, as defined in the most recent Disclosure Document issued by the Franchisors, uniform among Members on a per El Pollo Loco® restaurant basis.  The Members may, subject to Franchisor’s approval, vary the level of benefits and/or contributions for any El Pollo Loco® restaurant that is located in a geographical area in which broadcast coverage is less than eighty-five percent (85%), according to the most recent A.C. Nielsen or Arbitron coverage study, in order to achieve approximate equivalence in contributions and benefits of Members.  If any Restaurants of a Member are located in geographical areas covered, according to the most recent A.C. Nielsen or Arbitron coverage study, by more than one regional advertising association, the variation in benefits and/or contribution may be coordinated with such other regional advertising association.

Section 6.2    Payment of Contributions

Subject to the terms of the ________[NAME OF AREA]                 El Pollo Loco® restaurant Advertising Association Authorization Agreement, the Board of Directors will set the dates and method of payment for contributions.  However, Members will not have to pay their contributions for new Restaurants until after their El Pollo Loco® restaurant have opened for business.

Section 6.3 - Default in Payments.  The Board of Directors will establish policies and procedures for dealing with situations in which Members have not timely paid contributions.  The Board of Directors may set interest rates and fees to offset administrative expenses, collection costs, etc. for delinquent payments.

ARTICLE 7- Notices

Section 7.1 – Recording.  Whenever these Bylaws require notice to be given to Members, directors, or committee members, proof of such notice whether given by mail, e-mail, telecopy, telephone, telegraph, cablegram or by personal contact will be recorded and filed by the Secretary in the minute book and incorporated into the minutes for the meeting to which such notice pertains.

Section 7.2 – Waiver.  Whenever any notice of a meeting is required to be given under the provisions of the Act, of the Articles of Incorporation, or of these bylaws, a waiver thereof in writing, signed by the person or persons entitled to such notice either before, at, or after the meeting, will be deemed equivalent to such required notice.  Attendance of a person entitled to notice at a meeting will also constitute a waiver of notice of such meeting; provided, however, that such attendance will not constitute such a waiver if said person attends said meeting solely for the purpose of, and limits that person’s participation at the meeting to, objecting to the transaction of any business because the meeting is not lawfully called or convened and states such objection at the beginning of the meeting.

ARTICLE 8 - Designated Financial Agents, Signatures and Seal

Section 8.1 - Designated Financial Agents.  All funds of the Corporation will be deposited in the name of the Corporation in such bank or other financial institutions as

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 92 of 134

El Pollo Loco Unit # ______

Location ________________

the Board of Directors may from time to time designate and will be drawn out on checks, drafts or other order signed on behalf of the Corporation by such person or persons as the Board of Directors may from time to time designate.

Section 8.2 - Other Agreements.  Except as otherwise specifically provided by these Bylaws, all contacts, agreements, deeds, bonds, mortgages and other obligations and instruments must be signed on behalf of the Corporation by the President and Treasurer or by such other officers or agents as the Board of Directors may from time to time by resolution provide.

ARTICLE 9 - Amendments of Bylaws

The Bylaws may be altered, amended or repealed only by the Members at a meeting of Members, provided that the notice of the meeting contains a written proposal to amend these Bylaws along with the text of the amendments, and subject to the prior written approval of Franchisor in accordance with the _______[NAME OF AREA]________El Pollo Loco® restaurant Advertising Association Authorization Agreement. Nevertheless, the amendment of any Bylaw or replacement of these Bylaws will not be effective unless it has been approved by a voting requirement that is in excess of the voting requirement that it is replacing.  In other words, voting requirement specifying approval by two-thirds (2/3) can only be changed by a vote of at least that number.

ARTICLE 10 - Indemnification

Section 10.1 - Indemnification in Proceedings Other Than Actions by, or in the Right of, the Corporation. The Corporation will indemnify any person who was or is a party to any proceedings (other than an action by, or in the right of, the Corporation), by reason of the fact that that person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, committee member, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against liability incurred in connection with such proceeding, including any appeal thereof, if the indemnitee acted in good faith and in a manner the indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the indemnitee’s conduct was unlawful.

Section 10.2 - Indemnification of Persons Parties to a Proceeding by or in the Right of the Corporation. The Corporation will indemnify any person who was or is a party to any proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that person is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as the director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses and amounts paid in settlement not exceeding, in the judgment of the Board of Directors, the estimated expense of litigating the proceeding to conclusion, actually and reasonably incurred in connection with the defense or settlement of such proceeding, including any appeal thereof.  Such indemnification may be authorized if such person acted in good faith and in a manner that person reasonably

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Advertising Association Documents - Page 93 of 134

El Pollo Loco Unit # ______

Location ________________

believed to be in, or not opposed to, the best interests of the Corporation.  Provided, however, that no indemnification may be made hereunder in respect of any claim, issue, or matter as to which such person has been adjudged to be liable, unless, and only to the extent that, the court in which such proceeding was brought, or any other court of competent jurisdiction, determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court deems proper.

Section 10.3 - Mandatory Indemnification. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any proceeding referred to in Sections 10.0 and 10.2 above, or in defense of any claim, issue or matter therein, such director, officer, employee or agent must be indemnified against expenses actually and reasonably incurred by such director, officer, employee or agent in connection therewith.

Section 10.4 - Authorized of Indemnification is Required. Any indemnification under Sections 10.1 and 10.2, unless pursuant to a determination by a court, may be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because the director, officer, employee, or agent has met the applicable standard of conduct set forth in Section 10.1 or 10.2.  Such determination must be made pursuant to any procedures outlined by the Act, if any.

Section 10.5 - Additional Conditions to Indemnification. The Board, by a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding to which the indemnification relates, may impose such additional conditions upon any form of indemnification as the Board may deem appropriate, including, but not limited to, the right to assume the defense in appropriate circumstances, the right to select the attorney representing the indemnified person and the right to settle.

Section 10.6 - Prepayment of Expenses. Expenses (including attorneys’ fees and expenses) incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon a preliminary determination following the procedures set forth in Section 10.04 that such indemnified person meets the applicable standard of conduct referred to therein and subject to any conditions imposed by the Board pursuant to this Article and the prior receipt by the Corporation of an undertaking satisfactory in form and substance to the Corporation that such person will promptly repay such amount unless it is ultimately determined that the person is entitled to be indemnified by the Corporation as authorized in this Article 10.

Section 10.7 - Indemnification Disallowed in Certain Circumstances. The indemnification provided pursuant to this article may not be made to or on behalf of any director, officer, employee, or agent if a judgment or other final adjudication establishes that such director’s, officer’s, employee’s, or agent’s  actions, or omissions to act, were material to the cause of action so adjudicated and constitute:

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

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El Pollo Loco Unit # ______

Location ________________

A.a violation of the criminal law, unless the director, officer, employee or agent had reasonable cause to believe that such conduct was lawful or had no reasonable cause to believe such conduct was unlawful;

B.a transaction from which the director, officer, employee or agent directly or indirectly derived an improper personal benefit;

C.in the case of a director, a circumstance under which the director would be liable to the Corporation under the Act; or

D.willful misconduct or a conscious disregard for the best interests of the Corporation in a proceeding by or in the right of the Corporation to procure a judgment in its favor.

Section 10.8 – Nonexclusively.  The Corporation has the power to make any other or further indemnification of any of its directors, officers, members of any committee, or any other person that the Corporation has the power by law to indemnify, including without limitation, employees or agents of the Corporation, under any bylaw, agreement, vote of disinterested directors, or otherwise, both as to action in any official capacity and as to action in another capacity while holding such office, except an indemnification against gross negligence or willful misconduct.  The indemnification as provided in this Article will continue as to any person who has ceased to be a director, officer, or agent and will insure to the benefit of such person’s heirs and personal representatives.

ARTICLE 11 - General Provisions

Section 11.1 - Fiscal Year. The fiscal year of the Corporation shall be either fifty-two (52) or fifty-three (53) weeks and end on the last Saturday in December of each year.

Section 11.2 - Gender and Number. Whenever the context requires, the gender of all words used herein includes the masculine, feminine and neuter, and the number of all words includes the singular and plural thereof.

Section 11.3 - Articles and Other Headings. The Articles and other headings contained in these Bylaws are for reference purposes only and will not affect the meaning or interpretation of these Bylaws.

Section 11.4 - Minutes, Books and Records of Account. The Corporation will keep correct and complete books and records of account and will keep minutes of the proceedings of its Board of Directors and other records as required by the Act.

Section 11.5 - Statutory Cites. Any reference in these Bylaws to the Act will include all revisions and amendments to the Act.

Exhibit 5 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

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El Pollo Loco Unit # ______

Location ________________

EXHIBIT 6: EL POLLO LOCO® FINANCIAL REPORTING FORM

You will be required to submit quarterly and year-end financial statements electronically in the following format. The financials should be comparative showing the prior year amounts for the same periods. There should be columns for both the recently completed quarter and a Year-to-date column, if applicable. Do not include officer’s salary, auto expenses, or any other above restaurant expenses should not be included.

	Amount		%
Gross Sales		$0

Net Sales		0	100.0%

Food Cost		0	0.0%
Paper Cost		0	0.0%
Total Food & Paper		0	0.0%
Gross Profit		0	0.0%

Hourly and Manager labor		0	0.0%
Fringe Benefits (a)		0	0.0%
Total Labor		0	0.0%

Utilities		0	0.0%
Repair and Maintenance		0	0.0%
Cash Over/Short		0	0.0%
Controllable Costs (b)		0	0.0%
Restaurant Controllable Profit		0	0.0%

Advertising		0	0.0%
Royalties		0	0.0%
Third-Party Delivery Fees		0	0.0%
Indirect Costs (c )		0	0.0%
Occupancy Costs (d)		0	0.0%

Restaurant Operating Profit	$		%

(a)	To include payroll taxes, health benefits, vacation, and workers compensation expense
(b)	To include trash, store security, uniforms, laundry, cleaning/janitorial, operating supplies, music and plant service, landscape, and other misc. restaurant costs not captured elsewhere.
(c)	To include credit card fees, bank charges, licenses, permits, fees, and pre-opening costs
(d)	To include minimum and percentage rent, property taxes and insurance.

Exhibit 6 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

El Pollo Loco® Financial Reporting Form - Page 96 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 7: IT SUPPORT SERVICES AGREEMENT

Customer:
Franchise Store Number(s) Covered:
Customer Site(s):
Date of Franchise Agreement(s):
Effective Date:
Customer’s Authorized Representative(s)/Contacts:
Invoices to Customer to be sent to:
Notices, if to Customer, to be sent to:
El Pollo Loco IT:
Notices, if to El Pollo Loco IT, to be sent to:	El Pollo Loco, Inc. 3535 Harbor Blvd., Suite 100 Costa Mesa, CA 92626
Term Commencement Date:
Term Expiration Date:	Upon expiration of the Franchise Agreement(s), unless sooner terminated as provided by the Franchise Agreement(s)
Service Level Description	See Attached EPL IT Standard Platinum Service Description
Annual Fees:	See Attached Franchise Support Options
Special Terms:	See Website

The authorized representatives of Customer and EPL IT, intending to be legally bound, agree to the terms and conditions of this IT Support Services Agreement (“Agreement”), including without limitation documents incorporated by reference, as of the Effective Date.

EPL IT: El Pollo Loco, Inc., a Delaware corporation	Customer: ___________________, a _________

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 7 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

IT Support Services Agreement - Page 97 of 134

El Pollo Loco Unit # ______

Location ________________

TERMS AND CONDITIONS

1.Performance.  El Pollo Loco Informational Technology (“EPL IT”) shall make available to Customer certain operations support services for the Service Level designated on the first page of this Agreement (“Services”) based on EPL IT’s standard description of services for such Service Level in accordance with the terms and conditions of this Agreement.  The Services are limited to the standard EPL franchise store configuration unless otherwise agreed upon in writing by EPL IT (“Standard Store Configuration”).  The Services are limited to those listed in the Services Descriptions in this Agreement and will be performed for the stated pricing. EPL IT shall perform additional services as detailed and mutually agreed to by the Parties upon additional payment by Customer, Services will be performed during EPL IT’s normal business hours as listed in the Services Descriptions. EPL IT reserves the right to restrict access to the Services during periods of routine back-up, maintenance, scheduled downtime and other activities outside such normal business hours. Information relevant to Services may be posted on the EPL internal Customer website (“Website”).  Information in the Website or other EPL documents, may be changed or updated without notice.  EPL may also make improvements and/or changes in the Services or pricing at any time without notice.

2.Customer Obligations.  As a condition precedent to EPL IT performing its obligations hereunder, and in addition to Customer’s other obligations as set forth in EPL IT’s standard description of services for the applicable Service Level, Customer shall timely provide the following at no charge to EPL IT:  (a) access to and use of reasonable working space, facilities and utilities, (b) any information, software, equipment, data and/or documentation (collectively, “Data”) that EPL IT reasonably requests from Customer that is necessary for EPL IT to properly perform its obligations hereunder; and (c) all components in the Standard Store Configuration and all updates, enhancements, upgrades and replacements thereto recommended or otherwise identified in writing by EPL IT.  Customer represents to EPL IT that it has the right to grant EPL IT access to such facilities and Data for the performance of the Services.  Such Data shall be kept confidential by EPL IT in accordance with Section 4.  In the event that there are any delays by Customer in the timely providing of facilities, access, Data, or the Standard Store Configuration or there are errors or inaccuracies in the Data or the Standard Store Configuration provided, and such delays, errors or inaccuracies require additions, corrections or modifications related to EPL IT’s performance hereunder, then any costs associated therewith shall be the responsibility of Customer, and EPL IT shall be entitled to appropriate adjustments. Customer shall designate two points of contact who shall be the only people to make inquiries to EPL IT under this Agreement, as set forth on the first page of this Agreement. Each Customer contact must possess, or at Customer’s expense acquire the necessary familiarity, expertise and training on the Standard Store Configuration with direction by EPL IT.  Prior to requesting support, Customer will comply with all published operating and troubleshooting procedures for the components of the Standard Store Configuration and, if such efforts are unsuccessful in eliminating the malfunction, Customer shall promptly notify EPL IT of any problems discovered in the operation of the Standard Store Configuration.  Customer must identify the Franchise Store Number when accessing the Services.  Customer must cooperate with EPL IT to

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 98 of 134

El Pollo Loco Unit # ______

Location ________________

maintain a site activity log. Customer will perform routine preventive maintenance and cleaning of the Standard Store Configuration Customer shall be solely responsible for the accuracy of all Data collected and submitted to third party suppliers for credit card processing. Customer shall comply with such reasonable policies, procedures and rules relating to the Services as EPL IT may from time to time publish on its Website or designate in writing to Customer.  Customer shall educate and train their restaurant managers in how to run their point of sales.  Customer will ensure that all third parties, including its employees or contractors, using the Services or any components of Customer’s Standard Store Configuration abide by Customer’s obligations under this Agreement in their use thereof.  Any act or omission of any third party related to Customer’s obligations hereunder or the use of any Services, Reports or Standard Store Configuration shall be deemed to be the act or omission of Customer for all purposes whether or not Customer had knowledge of or had authorized such act or omission.

3.Price and Payment Terms.  In consideration for the Services performed pursuant to this Agreement, Customer shall pay EPL IT based upon the fees specified on the first page of this Agreement (“Fees”) and any Other Fees as defined below. EPL IT reserves the right to increase the Fees at any time, which would take effect upon the first day of the following month by providing Customer with thirty (30) days prior written notice setting forth the adjustment to the Fees.  EPL IT shall automatically debit Fees from Customer’s account via ACH funds transfer in accordance with the terms indicated on the first page of this Agreement.  The first installment is due and payable on the first day of this Agreement.  Subsequent payments or account ACH funds transfers will be made according to the schedule specified under the terms indicated on the first page of this Agreement.  Customer shall reimburse EPL IT the following fees collectively defined as (“Other Fees”) should they be incurred by Customer: (a) any reasonable and properly documented out-of-pocket travel and living expenses incurred by EPL IT personnel during their performance of the Services; (b) any reasonable and properly documented services and/or equipment, which EPL IT, or their designated representative, determines, as its sole and absolute right, to be outside the scope of the Services including, but is not limited to, (i) software license fees, (ii) software updates, (iii) hardware updates associated with software updates, (iv) onsite services, (v) consulting services, (vi) equipment and any associated shipping and handling charges incurred by EPL IT; and (c) the Professional service rates described under Complete I.T. Operations Support plus materials charges incurred in the performance of such services or if an outside designated representative is used, at the rate they charge plus materials charges incurred in the performance of such services.  Invoices for Other Fees shall be submitted to Customer by EPL IT on a per incident basis.  Customer may not withhold or set off any amounts due. EPL IT shall automatically direct debit Other Fees from Customer’s account via ACH funds transfer upon advance written notice via electronic mail to Customer. All sums payable to EPL IT shall be made in United States dollars and due ten (10) days from the date of EPL IT’s invoice should EPL IT be unable to direct debit Fees from Customer’s account via ACH funds transfer.  All amounts past due shall accrue interest from their due dates at the rate of one and one-half percent (1.5%) per month or the maximum percentage allowable by law (whichever is less).  All amounts due (including the Fees) do not include any federal, state or local sales, use or excise taxes or other charges assessed against or payable by

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 99 of 134

El Pollo Loco Unit # ______

Location ________________

EPL IT in connection with this Agreement, and Customer shall pay to EPL IT the amount of any such taxes that EPL IT may be required to pay on account of its performance under this Agreement except for any franchise tax or tax based upon EPL IT’s net income or personal property. EPL IT reserves the right to cease performance and assert appropriate liens if all amounts are not paid in full when due.

4.Confidential & Proprietary Information.  Each party shall maintain in strict confidence, and not disclose or distribute to any third person any Confidential Information of the other party for a period of three (3) years from the date of disclosure (except with respect to trade secrets, which shall be kept confidential until no longer qualifying as a trade secret). “Confidential Information” shall mean the information disclosed by either party pursuant to this Agreement that is (a) stamped or otherwise marked as being confidential by the disclosing party, (b) if disclosed in oral form, identified as confidential at the time of oral disclosure and is summarized by the disclosing party in a written memorandum marked as confidential and delivered within ten (10) business days after such disclosure, or (c) of such a nature as to put a reasonable party on notice as to the confidentiality of the information disclosed. Confidential Information does not include any information that: (i) entered the public domain through no fault of the receiving party; (ii) is rightfully received by the receiving party from a third party without similar non-disclosure obligations; (iii) is already known to the receiving party prior to disclosure by the disclosing party; (iv) is independently developed by the receiving party without reference to the Confidential Information of the disclosing party, or (v) is required to be disclosed by law, provided that the party intending to make such required disclosure shall promptly notify the other party of such intended disclosure in order to allow such party to seek a protective order or other remedy. The obligations set forth above in this Section shall not affect EPL IT’s ownership of Inventions (as defined in Section 5) and all intellectual property rights therein, or EPL IT’s full exercise of those Inventions and intellectual property rights, so long as EPL IT does not disclose Customer’s Confidential Information.  All Inventions shall constitute EPL IT’s Confidential Information.

5.Proprietary Rights.  EPL IT or its subcontractors or suppliers, as applicable, retain sole ownership of all designs, engineering details, data, methodologies, ideas, concepts, discoveries, inventions, improvements, works of authorship, technology or information. and all enhancements, modifications and derivative works thereof (collectively, “Inventions”), and all intellectual property rights therein, used or created by EPL IT or such subcontractors in the performance of the Services, and shall have the exclusive right to determine how to protect the Inventions.  Reports or other work product delivered by EPL IT to Customer under this Agreement are provided to Customer with Limited Rights.  “Reports” means the written reports or work product specifically produced by EPL IT in performing the Services and specified to be an item delivered to Customer.  “Limited Rights” means the right of Customer to use the Reports in operating Customer’s Standard Store Configuration for Customer’s own internal business purposes only, but in no event the right to make copies, modifications, enhancements or derivative works thereof or resell, distribute, exploit or sublicense such Reports or any portion thereof.  EPL IT retains for itself, its parent company, affiliates and subsidiaries, the right to retain and make copies of the Reports and to make use of the contents thereof for its

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 100 of 134

El Pollo Loco Unit # ______

Location ________________

and their business use and, as to any portion of such contents that is not Customer’s Confidential Information, to make use thereof for any purpose, whether internal or otherwise.

6.Limited Warranty.  EPL IT warrants to Customer only that:  (i) for a period of thirty (30) days from the date of completion of its performance of a particular task under the Services, the particular task will be performed in a good and workmanlike manner consistent with standard industry practices employed by persons knowledgeable in the field of computers and within the limits of the technology embodied in the Standard Store Configuration; and (ii) for a period of thirty (30) days from the date of delivery of a particular Report, that Report will be free from material defects in workmanship and materials, and will conform in all material respects to the applicable descriptions or specifications provided by EPL IT to Customer  In the event of a breach by EPL IT of the foregoing warranty of which Customer notifies EPL IT in writing during the warranty period, EPL IT’s sole obligation and Customer’s exclusive remedy shall be for EPL IT to use commercially reasonable efforts to re-perform the task or to correct the portion of the Report that does not conform to such warranty.  In the event EPL IT is unable to re-perform such task or to make such corrections, as applicable, the sole remedy of Customer and EPL IT’ sole obligation shall be to recover the compensation actually paid to EPL IT for the Service or the Report giving rise to such warranty failure.  This limited warranty with respect to any Services or Reports shall be voided in the event Customer: (i) makes additions to, alters, modifies, enhances, changes, repairs or disassembles or reverse engineers the Standard Store Configuration, or fails to maintain the Standard Store Configuration (or any component thereof or any equipment or facilities upon which such component depends) in good working order or the environmental conditions within the operating range specified by the manufacturer of the components in the Standard Software Configuration or EPL IT; (ii) uses the Standard Store Configuration or any Report in a manner for which it was not designed, or in an incompatible operating environment; or (iii) mishandles, abuses, misuses or damages the Standard Store Configuration.  THE LIMITED WARRANTY STATED IN THIS SECTION AND THE REMEDIES FOR A FAILURE OR BREACH OF SUCH LIMITED WARRANTY ARE EXCLUSIVE.  THEY ARE GIVEN TO CUSTOMER IN LIEU OF ALL OTHER WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, TITLE, ACCURACY, QUIET ENJOYMENT, NON-INFRINGEMENT, OR COURSE OF PERFORMANCE OR DEALING, WHICH EPL IT SPECIFICALLY DISCLAIMS.

7.Limitation of Damages. IN NO EVENT SHALL EPL IT (OR ITS SUPPLIERS) BE LIABLE TO CUSTOMER FOR LOST PROFITS, LOSS OR INTERRUPTION OF BUSINESS, LOSS OF DATA OR ANY SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES, HOWEVER CAUSED, AND WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR ANY OTHER THEORY OF LIABILITY.  THE FOREGOING LIMITATION SHALL APPLY EVEN IF EPL IT (OR ITS SUPPLIERS) KNOW OR HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE AND NOTWITHSTANDING ANY FAILURE OR

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 101 of 134

El Pollo Loco Unit # ______

Location ________________

ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED FOR HEREIN.  EXCEPT IN RESPECT OF INJURY TO OR DEATH OF ANY PERSON RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF EPL IT, ITS EMPLOYEES, AGENTS OR SUBCONTRACTORS (FOR WHICH NO LIMIT APPLIES), IN NO EVENT WILL EPL IT’S ENTIRE LIABILITY UNDER THIS AGREEMENT EXCEED THE GREATER OF (A) THE FEES PAID TO EPL IT FOR THE AFFECTED SERVICE OR REPORT UNDER THIS AGREEMENT OR (B) $5,000.00.  IN NO EVENT SHALL EPL IT HAVE ANY LIABILITY FOR ANY COMPONENT OF THE STANDARD STORE CONFIGURATION (AS DESCRIBED IN THE EPL IT STANDARD SERVICES DESCRIPTION).  IN ADDITION, EPL IT SHALL NOT BE LIABLE UNDER ANY CLAIM BROUGHT UNDER ANY THEORY OF LAW THAT AROSE MORE THAN ONE (1) YEAR PRIOR TO THE INSTITUTION OF SUIT THEREON.  EPL IT SHALL NOT BE LIABLE FOR ANY LOSS OR DAMAGE CAUSED BY DELAY IN FURNISHING ANY COMPONENT OF THE STANDARD NETWORK OPERATING ENVIRONMENT, ANY REPORTS, ANY SERVICES, OR ANY OTHER PERFORMANCE UNDER OR PURSUANT TO THIS AGREEMENT.  EACH PARTY ACKNOWLEDGES AND AGREES THAT THE FOREGOING LIMITATIONS ON LIABILITY ARE ESSENTIAL ELEMENTS OF THE BASIS OF THE BARGAIN BETWEEN THE PARTIES AND THAT IN THE ABSENCE OF SUCH LIMITATIONS, THE MATERIAL AND ECONOMIC TERMS OF THIS AGREEMENT WOULD BE SUBSTANTIALLY DIFFERENT.

8.Term & Termination.  This Agreement shall commence on the term commencement date set forth above and continue in effect through the expiration of the Franchise Agreement(s) or the earlier termination of the Franchise Agreement(s) as listed above.

9.Default.  If any material breach of this Agreement continues uncorrected for more than thirty (30) days after written notice from the aggrieved party describing the breach, the aggrieved party shall be entitled to declare a default, suspend performance, terminate this Agreement, and pursue any and all other remedies available at law or equity, except as specifically limited elsewhere in this Agreement.

10.Notices.  Notices, authorizations and other official communications under this Agreement shall be transmitted in writing by prepaid United States certified mail, return receipt requested, or overnight receipted courier, to EPL IT, at the address and attention of the person set forth on the first page of this Agreement for EPL IT and to Customer, to the billing address and attention of the person set forth on the first page of this Agreement for Customer.  Any notice given pursuant to this Section shall be deemed to have been received, in the case of certified mail, on the date of receipt as evidenced by the U.S. Postal Service return receipt card, and, in the case of overnight courier, on the next business day after sending, unless documented otherwise by recipient.  All notices must be in the English language.

11.Assignment.  Neither this Agreement nor any of the rights or obligations hereunder may be assigned by either party, in whole or in part, without the prior written consent of the other party, such consent not to be unreasonably withheld.

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 102 of 134

El Pollo Loco Unit # ______

Location ________________

Notwithstanding the preceding sentence, either party may assign this Agreement to its parent company or another affiliated company without the consent of the other party but upon written notice to the other party; provided that the successor unconditionally agrees in writing to be bound by the terms and conditions of this Agreement.

12.Subcontracting.  EPL IT reserves the right to subcontract such portions of the Services to subcontractors of EPL IT’s choice as it deems appropriate, provided that no such subcontract shall relieve EPL IT of primary responsibility for performance of such Services.

13.Reserved Rights. EPL IT’s service offerings are continually evolving.  Accordingly, EPL IT reserves the right to make service substitutions and modifications and to modify or amend its standard description of services for each Service Level at any time by publication including posting on its Website or written notice to Customer.  All Services will be delivered in English.  EPL IT reserves the rights to charge Customer if dispatch is required, or if the restaurant support center receives excessive training calls as described under Franchise Support Options – Fee Schedule.

14.Indemnification.  Each party shall indemnify, defend and hold harmless the other with respect to any third party claim alleging bodily injury, including death, or damage to tangible property, to the extent such injury or damage is caused by the gross negligence or willful misconduct of the indemnifying party.  Customer shall indemnify, defend and hold harmless EPL IT, at Customer’s expense, from and against any action brought against EPL IT by a third party, to the extent that such action is based on a claim relating to Customer’s Standard Store Configuration, Data or the performance of Services hereunder.  A condition precedent to any obligation of a party to indemnify shall be for the other party to promptly advise in writing the indemnifying party of the claim and turn over its defense.  The party being indemnified must cooperate in the defense or settlement of the claim, but the indemnifying party shall have sole control over the defense or settlement.  If the defense is properly and timely tendered to the indemnifying party, then the indemnifying party must pay all litigation costs, reasonable attorney’s fees, settlement payments agreed to by the indemnifying party and any damages finally awarded by a court; provided, however, that this shall not be construed to require the indemnifying party to reimburse attorney’s fees or related costs that the indemnified party incurs either to fulfill its obligation to cooperate, or to monitor litigation being defended by the indemnifying party.

15.Independent Contractor.  Nothing in this Agreement shall be interpreted or construed so as to create any relationship between the parties other than that of independent contracting entities.  Neither party shall be authorized to obligate, bind or act in the name of the other party, except to the extent EPL IT is expressly authorized to do so in this Agreement.

16.Non-Solicitation.  Customer shall not solicit or otherwise seek, directly or indirectly, to induce any of EPL IT’s employees or contractors to work for Customer for a period of one (1) year after the employee or contractor ceases to be employed or

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 103 of 134

El Pollo Loco Unit # ______

Location ________________

otherwise utilized by EPL IT or one (1) year after the termination of this Agreement, whichever is greater.   Prohibited solicitation includes, but is not limited to, the direct solicitation of any individual or contracting with a third party to intentionally solicit an individual covered by this Section.

17.Similar Services.  Customer acknowledges that EPL IT is free to offer services or work product similar to the Services or Reports to other EPL IT customers or third parties without restriction or royalty to Customer.

18.Applicable Law.  The rights and obligations of the parties and all interpretations and performance of this Agreement shall be governed in all respects by the laws of the State of California except for its rules with respect to the conflict of laws.

19.Force Majeure.  In no event shall either party have any liability for failure to comply with this Agreement if such failure results from the occurrence of any contingency beyond the reasonable control of the party and which delays, interrupts or prevents such party from performing its obligations under this Agreement, including, without limitation, strike or other labor disturbance or shortage, riot, theft, flood, lightning, storm, any act of God, power failure, war, delays or failure of third party equipment, software or service suppliers, national emergency, interference by any government or governmental agency, embargo or seizure. The party affected by a force majeure event shall give notice thereof to the other party within ten days following the occurrence thereof and shall apprise the other party of the probable extent to which the affected party will be unable to perform or will be delayed in performing its obligations hereunder. The affected party shall exercise due diligence to eliminate or remedy the force majeure cause and shall give the other party prompt notice when that has been accomplished. Except as provided herein, if performance of this Agreement by either party is delayed, interrupted or prevented by reason of any event of force majeure, both parties shall be excused from performing hereunder while and to the extent that the force majeure condition exists after which the parties’ performance shall be resumed.

20.Waiver.  Failure by either party to require performance by the other party or to claim a breach of any provision of this Agreement will not be construed as a waiver of any right accruing hereunder or of any subsequent breach, and will not affect the effectiveness of this Agreement or any part hereof, or prejudice either party regarding any subsequent action.

21.Invalidity.  If any provision of this Agreement is held invalid, the remaining provisions shall continue in full force and effect and the parties shall substitute for the invalid provision a valid provision which most closely approximates the economic effect and intent of the invalid provision.

22.Attorneys’ Fees.  In any dispute or litigation between the parties, the prevailing party shall be entitled to reasonable attorneys’ fees and all costs of proceedings incurred in enforcing this Agreement.

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 104 of 134

El Pollo Loco Unit # ______

Location ________________

23.Entire Agreement.  This Agreement constitutes the entire agreement between EPL IT and Customer with respect to the subject matter hereof and supersedes all previous negotiations, proposals, commitments, writings, advertisements, publications and understandings of any nature and in any manner whatsoever relating thereto but does not amend or supersede any Franchise Agreement between EPL and Customer.  No agent, employee or representative of EPL IT has any authority to bind EPL IT to any affirmation, representation, or warranty concerning the Services and unless such affirmation, representation or warranty is specifically included within this Agreement, it shall not be enforceable by Customer or any assignee or sublicensee of Customer.  Any terms and conditions on any Customer purchase order form or other document issued by Customer to implement this Agreement that are in addition to or in conflict with the terms and conditions of this Agreement shall be null and void, even if acknowledged in writing by EPL IT.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.  A signature on this Agreement transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent), shall be treated as originals.

EPL IT STANDARD SERVICES DESCRIPTIONS

(Date: March 29, 2022)

For a current/updated EPL IT Standard Services Descriptions, click on:

Platinum Service Descriptions

Unlimited number of calls per month per store

Standard Store Configuration includes:

●	Back of house system
●	Two front counter POS terminals with receipt printers
●	Two drive thru POS terminals with receipt printer
●	Four KDS systems (four monitors and four controllers)
●	BROADBAND Wide Area Network connection, router and firewall
●	All local area network components including equipment rack, UPS, patch panel, patch cords, cabling infrastructure and data jacks
●	Normal Business Hours are 8:00 A.M. to 5:00 P.M., Pacific Time Monday through Friday excluding EPL IT’s normal published holidays and schedule downtimes for maintenance and support*
●	Backup internet
●	WIFI (Consumer/Guest and Internal)
●	Android Tablet (e.g., Samsung Galaxy Tab A)
●	Four (4)) digital menu boards Four (4)) panels and Four (4)) controllers)

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 105 of 134

El Pollo Loco Unit # ______

Location ________________

COMPLETE I.T. OPERATIONS SUPPORT

Hardware Service and Support:

Restaurant POS Equipment: Helpdesk will initiate advance depot repair and/or replacement for all POS hardware, including back of house server, KDS system, front of house terminals and cash drawers, receipt printers, network switch, UPS, (digital menu boards and controllers if requested by Customer) and line conditioners will be supported through an approved depot partner. Customer may enroll in the depot warranty program offered.  Customer must notify EPL IT in writing at least 30 days prior to any changes in hardware support agreements Customer has established. Equipment replaced via our current approved depot partner “Washburn” is covered against breakage for 90 days after replacement depot processing. Customer is responsible for all costs associated with depot or any other hardware provider.  All depot payments are processed directly to Customer accounts setup with the depot company directly. Customer may opt to maintain hardware support agreements with Micros or any other hardware provider at their own discretion. The EPL helpdesk will support full dispatch and implementation management of Customer that opt into the Washburn depot program. The EPL helpdesk will NOT support any hardware related issues for Customers that are not using an approved depot partner.

Software Service and Support includes:

●	Micros Enterprise Management, currently version 5.7
●	Patching of installed MyEpl.Net Web Based Portal
●	Patching of critical security updates for installed operating system, currently version Windows 10 Professional
●	Current updates on antivirus software
●	Current updates on anti-malware software
●	Endpoint DLP (data loss protection) which includes white listing
●	Software disaster recovery tool
●	Proactive monitoring via EPL Alerts program
●	LMS (EDUonGO learning management solution)
●	WIFI Cloud Management / Consumer WIFI
●	Digital Menu Board management / price integration

Credit Card Processing includes:

●	Acceptance of Visa, MasterCard, American Express and Discover
●	Secure high speed credit card authorization as primary
●	Secure low speed credit card authorization as backup
●	NFC Payments (Apple Pay/Android Pay/Samsung Pay)
●	Gift card Processing

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 106 of 134

El Pollo Loco Unit # ______

Location ________________

Payment Card Industry (“PCI”) Program includes:

●	Educating EPL Franchisees about cardholder data security, the Payment Card Industry (“PCI”) Data Security Standard (“DSS”) and PCI DSS compliance
●	Providing Automated Quarterly Network Scanning of stores for potential security issues.
●	Executing a compliance strategy that helps to:
o	Eliminate the storage of prohibited data
o	Protect stored data
o	Secure the merchant network environment via compliance with the PCI DSS
o	Identify the payment applications used and ensures merchants use or switch to Payment Application (“PA”) that comply with the PA-DSS
●	Tracking and reporting on the program’s progress each month

Firewall Service and Support includes:

●	Repair and/or replacement cost of firewall
●	Software maintenance on firewall
●	Remote monitoring of up/down state
●	Latest security updates to prevent unauthorized intrusion attacks
●	Quarterly PCI Scanning
●	WIFI Firewall / SSID Configuration

Broadband WAN Service and Support includes:

●	High speed access to all credit card processing
●	High speed access to MyEpl.net Portal
●	Does not include unrestricted Internet access
●	24x7 active monitoring and alerting

Helpdesk includes:

●	7:00 am to 12:00 am** Helpdesk via a toll free number 1-888-POLLO-IT
●	Single point of contact for hardware and cabling dispatch
●	Menu changes***
●	Pricing adjustments***
●	Full portal support
●	WAN troubleshooting and support
●	Support on all IT and POS issues

MyEpl.Net Portal Service and Support includes:

●	Access to standard corporate reporting
●	Near real time sales performance data for all stores

Professional Service includes:

●	Any service outside of the scoop of this Agreement will be billing at the following rates:

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 107 of 134

El Pollo Loco Unit # ______

Location ________________

●	Helpdesk rate $60 per hour
●	Networking rate $120 per hour
●	Development rate $120 per hour

* Business hours are subject to change

** Helpdesk hours are subject to change

*** Does not include Tax changes.  Customer acknowledges and agrees that the data entered by EPL IT is on behalf of Customer.  Customer acknowledges and agrees that it is their responsibility to verify the accuracy of the data inputted by EPL IT and also to maintain and update the data as needed.  Any maintenance and/or updates Customer wishes EPL IT to perform must be communicated to EPL IT in writing in order for EPL IT to perform the maintenance and/or updates.

Franchise Support Options – Fee Schedule1

Service Description	Annual Cost[1]	Monthly Cost[1]	Platinum Support Option	Payable to:
Oracle Micros SEL	$324	$27	Yes	EPL
Quarterly PCI Scanning	$300[2]	$25[2]	Yes	EPL
Unlimited Number of Calls for Helpdesk Support including Credit Card Support	$2,004	$167	Yes	EPL
MyEpl.Net	$600	$50	Yes	EPL
Backup Internet (3G or LTE)	$300	$25	Yes	EPL
Network Management Fee	$300	$25	Yes	EPL
Mobile Device Management (Per Tablet)	$36	$3	Yes	EPL
Firewall Licensing[3]	$480	$40
WIFI Controller (2 Access Points)	$135	$11.25	Yes	EPL
Learning Management Platform	$228	$19	Yes	EPL
Digital Menu Board and Preview Board[4]	$912	$76	Yes	EPL
Beyond Software[5]	$1,080	$90	Yes	EPL
Monthly Cost per Store[6]		$558.25
Broadband WAN[7]	$1,188	$99	Yes	EPL
Radius Networks Curbside[8]	$600	n/a	Yes	EPL

NOTE:  Mixed services not allowed.  All service levels must be the same for all stores per Franchisee.

1 All fees listed in this Fee Schedule may change depending on vendor price changes.

2 The Annual Cost/Monthly Cost listed for Complete Firewall Service and Support and Quarterly PCI Scanning.  However, this fee may range up to $20 depending on vendor price increases.  There may be additional charges if any remediation is required.

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 108 of 134

El Pollo Loco Unit # ______

Location ________________

3 Cloud hosted and managed firewalls require licensing fees.  These costs are pass-through costs from the EPL approved licensing provider.  The costs may actually be different than the amount shown due to price changes by vendor.

4 Digital Menu Board and Preview Board fees are determined by the count of digital menu panels.  Each digital menu/preview board carries a vendor license fee of $14 per panel plus $5 per panel content management fee (minimum $15/month), with a standard configuration consisting of 4 panels.  The costs may actually be different than the amount shown due to price changes by vendor and depending on the number of panels used.

5 Beyond software fees are $90 per month per restaurant location for application hosting and support.  The fees will increase to $110 per month per restaurant location in 2023.  Beyond offers inventory, ordering, temperature line checks, log scheduling, and reports.  The costs may actually be different than the amount shown due to price changes by vendor.

6 Monthly rate based on standard store configuration. Support cost for non-standard configuration subject to change, based on actual hardware deployed.

7 BROADBAND service cost is approximate and subject to increase if 2Mx1M Broadband is not available. Services subject to additional costs are wireless broadband, business class cable, and Fractional or full T1. These costs are pass-through costs from the EPL approved broadband provider. The costs may actually be different than the amount shown due to price changes by vendor.

8 Radius Network Curbside cost is billed annually. This cost is pass-through cost which may actually be different than the amount shown due to price changes by vendor.

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 109 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 8: GENERAL RELEASE

This General Release (“General Release”) is made effective _________________, 20__, by the undersigned, ____________________________________, a _______________ (referred herein after as the “Franchisee”).

In consideration of El Pollo Loco, Inc., a Delaware corporation (“Franchisor”): __________________________________; and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, Franchisee hereby waives, releases, and forever discharges Franchisor, and all Franchisor’s affiliates, and all the respective directors, officers, employees, attorneys, representatives and agents of said corporations, as well as parent corporations, subsidiaries, affiliates and any other legal entities which it owns or controls, individually or jointly, from any and all obligations, liabilities, claims, demands, actions and causes of action in law or in equity of whatsoever kind or nature arising prior to and including the date hereof, which Franchisee now has or may hereafter have by reason of any act, omission, event, deed or course of action having taken place, or which should have taken place, or on account of or arising out of any claimed violation of the Franchise Agreement, any claim for breach of any other express or implied agreement, claim for breach of any implied violation of the covenant of good faith and fair dealing or any other claims which relate or refer in any way to the relationship between Franchisor and Franchisee which arises on or before the date hereof insofar as said claims relate to the Franchise Agreement or any other agreement between Franchisee and Franchisor, any claim arising under or  alleged violation of the California Franchise Relations Act, any Federal antitrust law or State antitrust law  except as prohibited by law.

This General Release extends to claims arising from representations made by the Franchisor in the Franchise Disclosure Document except as prohibited by law.  Furthermore, it is expressly acknowledged by each of the undersigned that any and all rights granted under Section 1542 of the California Civil Code are hereby expressly waived.  Such statute reads as follows:

“Section 1542.

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her  favor at the time of executing the release and that, if known by him or her, would have materially affected his or her the settlement with the debtor or released party.”

Franchisee voluntarily waive all benefits and protections of Civil Code Section 1542, and any comparable law, and intend the release above to apply to known and unknown claims alike.

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 110 of 134

El Pollo Loco Unit # ______

Location ________________

This General Release may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.  A signature on this General Release transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent), shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF each of the parties either personally or through its duly authorized signatory, as applicable, has executed this General Release effective as of the date(s) written below.

FRANCHISEE:
If an entity: ___________________, a ______________
By:
Name:
Title:
Date:

If an individual: ________________________, an Individual
By:
Name:
Title:	An Individual
Date:

Exhibit 8 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

General Release - Page 111 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 9: CONSENT TO AND ASSIGNMENT OF FRANCHISE RIGHTS

A:  To be Used for a Change of Ownership Interests in Franchisee

This Consent to and Assignment of Franchise Rights (the “Consent Agreement”) dated  ____________, 20___ (the “Effective Date”) by and between El Pollo Loco, Inc., a Delaware corporation (“Franchisor”), located at 3535 Harbor Blvd., Suite 100, Costa Mesa, CA 92626, Attn: Legal Dept re EPL #____, ________________________, a ___________ (the “Assignor”), located at _______________________ , and ________________________, a _________, (the “Assignee”), located at _______________________.

RECITALS

A.Franchisor and Assignor are parties to that certain Franchise Agreement dated _________________________ (the “Franchise Agreement”) pertaining to the operation of the El Pollo Loco restaurant located at _____________________ (the “Restaurant”).

B.Assignor desires to assign all of his/her/its title, rights, privileges and interests and obligations under the Franchise Agreement to Assignee and to sell, transfer, and convey all of his/her/its title, rights, privileges, and interests to the Assets of the Restaurant to Assignee, all in accordance with the assignment provisions of the Franchise Agreement.

C.The Franchise Agreement requires that Assignor first obtain written consent of Franchisor before undertaking any assignment of the Franchise Agreement or sale of the assets of the Restaurant.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.Recitals A through C above are incorporated herein and by this reference made a part of this Consent Agreement.

2.Subject to the terms and conditions set forth herein, and upon the payment to Franchisor of a transfer fee of __________________ Dollars ($____,000.00), Franchisor does hereby consent to the assignment by Assignor to Assignee of all of Assignor’s rights, privileges, interests, and obligations under the Franchise Agreement.

3.Assignee shall execute the current form of Franchise Agreement (the “Current Franchise Agreement”) for a term which coincides with the initial term of the Franchise Agreement and for which there shall be no initial franchise fee; and Assignee covenants, warrants and agrees that, as of the date hereof, all of the obligations, liabilities and provisions of the Current Franchise Agreement shall be fully performed and complied with by Assignee in its capacity as “Franchisee” under the Current Franchise Agreement,

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 112 of 134

El Pollo Loco Unit # ______

Location ________________

including, but not limited to, payment in full of all obligations to Franchisor and to third parties arising from the existence, operation, or maintenance of the Restaurant.

4.If there are remodel requirements the following language will be used: “Assignee covenants, warrants and agree that the required reimage and/or remodel requirements, will be completed to the satisfaction of Franchisor no later than ninety (90) days after the date of transfer of the Restaurant operation from Assignor to Assignee (“Changeover Date”).  Assignee agrees that such required reimage and/or remodel requirements will not be considered complete until Franchisor has agreed to the final completion in writing.  Should the required reimage and/or remodel of the Restaurant not be completed to Franchisor’s satisfaction, then Franchisor may terminate the Current Franchise Agreement under Section 18, entitled Default and Termination”.  If there are no remodel requirements the above language will be replaced with: “Franchisor acknowledges and agrees that as of the date of this Consent Agreement, there are no remodel requirements to be completed prior to the transfer of the Restaurant from Assignor to Assignee.”

5.Assignee acknowledges and warrants:

a.that  the Current Franchise Agreement and any related franchise disclosure documents, manuals, lists, forms and other documents previously transmitted to Assignee  have been fully read and understood;

b.that Assignee is knowledgeable and experienced in regard to the operation of an El Pollo Loco restaurant and the Franchisor operating system;

c.that Assignee agrees to undertake, in accordance with the terms of the Current Franchise Agreement, such training as Franchisor may deem appropriate in connection with the operation and maintenance of the Restaurant;

d.that Assignee is fully aware that the initial term of the Current Franchise Agreement will expire on _____________________, and has no renewal option periods and the Current Franchise Agreement does not grant Assignee any territorial right or licenses, exclusive or otherwise; and

e.that as of the date of this Consent Agreement, the ownership interest in Assignee is divided as follows:

(i) ____________ - ____%

(ii) ____________ - ____%

f.that Assignee has conducted an independent study of the Restaurant, including consideration of any sales, profits or earnings figures that may have been made available to Assignee by or on behalf of Assignor, and in entering into this Agreement, Assignee relies solely upon such independent knowledge and in no respect has Assignee relied upon any representation, statement, endorsement or promise, either oral or written, by or on behalf of Franchisor.

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 113 of 134

El Pollo Loco Unit # ______

Location ________________

6.Release.

a.In consideration of the consent by Franchisor granted herein, Assignor and Assignee (collectively “Releasors”) do each hereby waive, release and forever discharge Franchisor, and all of Franchisor’s affiliates, and all the respective directors, officers, employees, attorneys, representatives, and agents of said corporations, as well as parent corporations, subsidiaries, affiliates and any other legal entities which it owns or controls, individually or jointly, from any and all obligations, liabilities, claims, demands, actions and causes of action in law or in equity of whatsoever kind or nature arising prior to and including the date hereof, which Releasors now have or may hereafter have by reason of any act, omission, event, deed or course of action having taken place, or which should have taken place, or on account of or arising out of any claimed violation of the Franchise Agreement or the Current Franchise Agreement, any claim for breach of any other express or implied agreement, claim for breach of any implied violation of the covenant of good faith and fair dealing or any other claims which relate or refer in any way to the relationship between Franchisor and Assignee or Franchisor and Assignor or Assignor and Assignee which arises on or before the date hereof insofar as said claims relate to the Franchise Agreement, or the Current Franchise Agreement, or the Consent Agreement, and to the extent allowed by law, any claim for breach of the assignment of Assignor’s title, rights, privileges, interests, and obligations under the Franchise Agreement as contemplated in this Consent Agreement, or any other agreement between Releasors (or any of them) and Franchisor, any claim arising under or alleged violation of the California Franchise Relations Act, any Federal antitrust law or State antitrust law except as prohibited by law.

b.This general release does not extend to claims arising from representations made by the Franchisor in the Franchise Disclosure Document.  Furthermore, it is expressly acknowledged by each of the undersigned that any and all rights granted under Section 1542 of the California Civil Code are hereby expressly waived. Such statute reads as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her the settlement with the debtor or released party.”

c.Releasors voluntarily waive all benefits and protections of Civil Code Section 1542, and any comparable law, and intend the release above to apply to known and unknown claims alike.

7.Assignor and Assignee understand and agree that Assignor shall remain secondarily liable in the event of any default by the Assignee under the Current Franchise Agreement, and that by entering into this Consent Agreement, Assignor and Assignee fully and unconditionally guarantee the Assignee’s performance and compliance in all respects with the obligations, liabilities and provisions thereunder; provided, however, that

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 114 of 134

El Pollo Loco Unit # ______

Location ________________

this guarantee shall not extend to any default of non-compliance with the obligations, liabilities, and provisions of the Current Franchise Agreement by Assignee during any extension of the initial term of the Current Franchise Agreement.  Assignor further understands and agrees that, to the extent principals of Assignor have personally guaranteed the performance of Assignor under the terms and conditions of the Current Franchise Agreement, such personal guarantee shall NOT be modified by this Consent Agreement and any such guarantors shall not be released from liability of any kind or nature by the terms of this Consent Agreement.  Franchisor agrees that a copy of any notice of default given to Assignee by Franchisor shall also be concurrently given to Assignor.

8.Unless Assignee is currently the franchisee of another El Pollo Loco restaurant, Assignor shall train, at Assignor’s expense, Assignee and up to two (2) of Assignee’s managers prior to Assignee’s takeover of the operation of the Restaurant from Assignor, in order to train Assignee in the Franchisor operating system.  Such training must be completed to Franchisor’s satisfaction prior to turning over the running of the Restaurant to Assignee.  In the event that Assignor wishes Franchisor to train Assignee’s personnel in the Franchisor operating system, Assignor shall reimburse Franchisor for the cost of such training.

9.Assignor agrees to grant permission to Assignee for Assignee to access the historical sales and transactional information belonging to Assignor as stored in Assignor’s Point of Sale system (“POS”) prior to the effective date of this Consent Agreement.

10.Franchisor’s consent to the assignment of Assignor’s rights and obligations under the Franchise Agreement and the assets of the Restaurant is expressly contingent upon Assignor paying and discharging all obligations incurred in Assignor’s operation of the Restaurant prior to the Changeover Date including, but not limited to, the following:

a.Any unpaid amounts owed Franchisor under monthly franchise billing statements for periods up to the Changeover Date which, through __________, 20___ are estimated to be _____________Dollars ($_____) and shall be payable through escrow, by cashier’s check or by direct debit (ACH) to Franchisor.  If the Changeover Date is not ______________, 20___, the estimate should be adjusted by _____________Dollars ($_____)  per diem;

b.Taxes due or accrued and unpaid, including, but not limited to, the sales tax on food and consumables sold in the Restaurant;

c.Any federal, state or local taxes required to be withheld from employees’ salaries and wages; and

d.Any and all amounts due suppliers and vendors to the Restaurant.

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 115 of 134

El Pollo Loco Unit # ______

Location ________________

11.Within thirty (30) days following the Changeover Date, Franchisor shall prepare and submit to Assignor a final accounting for sums due together with a check for any sums due Assignor or a statement for any sums due Franchisor. In connection with such accounting, Franchisor shall have the right, without the obligation, to pay any bills incurred by Assignor prior to the Changeover Date and to add amounts so paid to amounts charged Assignor in such accounting.  As of the Changeover Date, Assignee shall assume total responsibility for the operation of, and shall be solely responsible for, any obligations incurred in connection with the Restaurant prior to the Changeover Date in the event that such obligations have not been satisfied by Assignor.

12.All notices required under this Consent Agreement shall be in writing and shall be either (i) served personally; (ii) sent by certified or registered United States mail to the party to be charged with receipt thereof; (iii) by reputable overnight delivery service or (iv) sent via facsimile.  Notices served personally are effective immediately on delivery, and those served by mail shall be deemed given forty-eight (48) hours after deposit of such notice in a United States post office with postage prepaid and duly addressed to the party to whom such notice or communication is directed.  Notices served by overnight delivery shall be deemed to have been given the day after deposit of such notice with such service.  Notices served via facsimile shall be deemed to have been given the day of faxing such notice.  The address for Franchisor, Assignor and Assignee shall be the address listed on the above in the first paragraph of this Consent Agreement.  Franchisor, Assignor or Assignee may from time to time change its address for notice pursuant to this Section by giving a written notice of such change to the other party in the manner provided herein.  Notwithstanding anything to the contrary contained herein, Franchisor may deliver bulletins and updates to the Manual by electronic means, such as by the internet (e-mail) or an intranet, if any, established by Franchisor.  This notice provision supersedes any notice provision contained in the Franchise Agreement.

13.This Consent Agreement shall inure to the benefit of the successors and assigns of Franchisor, and to any and all of its affiliates, parents and subsidiaries, and shall be binding upon the heirs, representatives, successors and assigns of Assignor and Assignee.

14.Except as modified herein, all the terms and conditions of the Franchise Agreement shall be unaffected and remain in full force and effect.

15.The parties hereto acknowledge that they have read and fully understand the provisions of this Consent Agreement and that said provisions constitute a complete and exclusive expression of its terms and conditions.

16.The parties executing this Consent Agreement on behalf of Assignee or Assignor hereby represent and warrant that: (a) they have the full power, right and authority to enter into and execute this Consent Agreement; and (b) those persons whose signatures are hereinafter evidenced on this Consent Agreement on behalf of Assignee or Assignors are duly authorized signatories of Assignee or Assignors, fully empowered

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 116 of 134

El Pollo Loco Unit # ______

Location ________________

to commit and bind Assignee or Assignors to those certain terms, covenants and conditions set forth herein.

17.If either party is a business organization, the party is duly organized and qualified to do business in the state and any other applicable jurisdiction within which the Restaurant is located.

18.This Consent Agreement shall not be binding upon Franchisor unless and until it shall have been accepted and signed by an authorized officer of Franchisor.

19.This Consent Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.  It shall not be necessary for Franchisor, Assignors and Assignee to execute the same counterpart(s) of this Consent Agreement for this Consent Agreement to become effective.  A signature on this Consent Agreement transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent),  shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the date(s) written below.

FRANCHISOR:	ASSIGNOR:
El Pollo Loco, Inc., a Delaware Corporation	____________________________, a___________
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

ASSIGNEE:
__________________, a ____________
By:
Name:
Title:
Date:

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 117 of 134

El Pollo Loco Unit # ______

Location ________________

B:  To be Used for an Entity Change by Franchisee

This Consent to and Assignment of Franchise Rights (the “Consent Agreement”) dated  ____________, 20___ (the “Effective Date”) by and between El Pollo Loco, Inc., a Delaware corporation (“Franchisor”), located at 3535 Harbor Blvd., Suite 100, Costa Mesa, CA 92626, Attn: Legal Dept re EPL # _____,  ________________________, a _________ (the “Assignor”), located at _______________________  and ___________________, a ________, located at _______________________  (the “Assignee”).

RECITALS

A.Franchisor and Assignor are parties to that certain Franchise Agreement dated _________________________ (the “Franchise Agreement”) pertaining to the operation of the El Pollo Loco restaurant located at _____________________ (the “Restaurant”).

B.Assignor desires to assign all of Assignor’s title, rights, privileges and interests and obligations under the Franchise Agreement to Assignee and to sell, transfer, and convey all of such title, rights, privileges, and interests to the Assets of the Restaurant to Assignee, all in accordance with the assignment provisions of the Franchise Agreement.

C.The Franchise Agreement requires that Assignor first obtain written consent of Franchisor before undertaking any assignment of the Franchise Agreement or sale of the assets of the Restaurant.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.Recitals A through C above are incorporated herein and by this reference made a part of this Consent Agreement.

2.Subject to the terms and conditions set forth herein, and upon the payment to Franchisor of an entity fee of Five Hundred Dollars ($500.00), Franchisor does hereby consent to the assignment by Assignor to Assignee of all of Assignor’s rights, privileges, interests, and obligations under the Franchise Agreement.

3.Assignee covenants, warrants and agrees that, as of the date hereof, all of the obligations, liabilities and provisions of the Franchise Agreement shall be fully performed and complied with by Assignee in its capacity as “Franchisee” under the Franchise Agreement, including, but not limited to, payment in full of all obligations to Franchisor and to third parties arising from the existence, operation, or maintenance of the Restaurant.

4.Assignee acknowledges and warrants:

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 118 of 134

El Pollo Loco Unit # ______

Location ________________

a.that  the Franchise Agreement and any related franchise disclosure documents, manuals, lists, forms and other documents previously transmitted to Assignee  have been fully read and understood;

b.that Assignee is knowledgeable and experienced in regard to the operation of an El Pollo Loco restaurant and the Franchisor operating system;

c.that Assignee is fully aware that the initial term of the Franchise Agreement will expire on _____________________, and has no renewal option periods and the Franchise Agreement does not grant Assignee any territorial right or licenses, exclusive or otherwise; and

d.that as of the date of this Consent Agreement, the ownership interest in Assignee is divided as follows:

(i) ____________ - ____%

(ii) ____________ - ____%

5.Release.

a.In consideration of the consent by Franchisor granted herein, Assignor and Assignee (collectively “Releasors”) do each hereby waive, release and forever discharge Franchisor, and all of Franchisor’s affiliates, and all the respective directors, officers, employees, attorneys, representatives, and agents of said corporations, as well as parent corporations, subsidiaries, affiliates and any other legal entities which it owns or controls, individually or jointly, from any and all obligations, liabilities, claims, demands, actions and causes of action in law or in equity of whatsoever kind or nature arising prior to and including the date hereof, which Releasors now have or may hereafter have by reason of any act, omission, event, deed or course of action having taken place, or which should have taken place, or on account of or arising out of any claimed violation of the Franchise Agreement or the Current Franchise Agreement, any claim for breach of any other express or implied agreement, claim for breach of any implied violation of the covenant of good faith and fair dealing or any other claims which relate or refer in any way to the relationship between Franchisor and Assignee or Franchisor and Assignor or Assignor and Assignee which arises on or before the date hereof insofar as said claims relate to the Franchise Agreement, or the Current Franchise Agreement, or the Consent Agreement, and to the extent allowed by law, any claim for breach of the assignment of Assignor’s title, rights, privileges, interests, and obligations under the Franchise Agreement as contemplated in this Consent Agreement, or any other agreement between Releasors (or any of them) and Franchisor, any claim arising under or alleged violation of the California Franchise Relations Act, any Federal antitrust law or State antitrust law except as prohibited by law.

b.This general release does not extend to claims arising from representations made by the Franchisor in the Franchise Disclosure Document.  Furthermore, it is expressly acknowledged by each of the undersigned that any and all

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 119 of 134

El Pollo Loco Unit # ______

Location ________________

rights granted under Section 1542 of the California Civil Code are hereby expressly waived. Such statute reads as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her the settlement with the debtor or released party.”

c.Releasors voluntarily waive all benefits and protections of Civil Code Section 1542, and any comparable law, and intend the release above to apply to known and unknown claims alike.

6.Assignor and Assignee understand and agree that Assignor shall remain secondarily liable in the event of any default by the Assignee under the Franchise Agreement, and that by entering into this Consent Agreement, Assignor and Assignee fully and unconditionally guarantee the Assignee’s performance and compliance in all respects with the obligations, liabilities and provisions thereunder; provided, however, that this guarantee shall not extend to any default of non-compliance with the obligations, liabilities, and provisions of the Franchise Agreement by Assignee during any extension of the initial term of the Franchise Agreement.  Assignor further understands and agrees that, to the extent principals of Assignor have personally guaranteed the performance of Assignor under the terms and conditions of the Franchise Agreement, such personal guarantee shall NOT be modified by this Consent Agreement and any such guarantors shall not be released from liability of any kind or nature by the terms of this Consent Agreement.  Franchisor agrees that a copy of any notice of default given to Assignee by Franchisor shall also be concurrently given to Assignor.

7.Assignor agrees to grant permission to Assignee for Assignee to access the historical sales and transactional information belonging to Assignor as stored in Assignor’s Point of Sale system (“POS”) prior to the effective date of this Consent Agreement.

8.Franchisor’s consent to the assignment of Assignor’s rights and obligations under the Franchise Agreement and the assets of the Restaurant to Assignee is expressly contingent upon: (i) Assignor paying and discharging all obligations incurred in Assignor’s operation of the Restaurant prior to the date of transfer of the Restaurant operation from Assignor to Assignee (“Changeover Date”); and (ii) Assignee shall assume total responsibility for the operation of, and shall be solely responsible for, any obligations incurred in connection with the Restaurant prior to the Changeover Date in the event that such obligations have not been satisfied by Assignor.

9.All notices required under this Consent Agreement shall be in writing and shall be either (i) served personally; (ii) sent by certified or registered United States mail to the party to be charged with receipt thereof; (iii) by reputable overnight delivery service or (iv) sent via facsimile.  Notices served personally are effective immediately on delivery,

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 120 of 134

El Pollo Loco Unit # ______

Location ________________

and those served by mail shall be deemed given forty-eight (48) hours after deposit of such notice in a United States post office with postage prepaid and duly addressed to the party to whom such notice or communication is directed.  Notices served by overnight delivery shall be deemed to have been given the day after deposit of such notice with such service.  Notices served via facsimile shall be deemed to have been given the day of faxing such notice.  The address for Franchisor, Assignor and Assignee shall be the address listed on the above in the first paragraph of this Consent Agreement.  Franchisor, Assignor or Assignee may from time to time change its address for notice pursuant to this Section by giving a written notice of such change to the other party in the manner provided herein.  Notwithstanding anything to the contrary contained herein, Franchisor may deliver bulletins and updates to the Manual by electronic means, such as by the internet (e-mail) or an intranet, if any, established by Franchisor.  This notice provision supersedes any notice provision contained in the Franchise Agreement.

10.This Consent Agreement shall inure to the benefit of the successors and assigns of Franchisor, and to any and all of its affiliates, parents and subsidiaries, and shall be binding upon the heirs, representatives, successors and assigns of Assignor and Assignee.

11.Except as modified herein, all the terms and conditions of the Franchise Agreement shall be unaffected and remain in full force and effect.

12.The parties hereto acknowledge that they have read and fully understand the provisions of this Consent Agreement and that said provisions constitute a complete and exclusive expression of its terms and conditions.

13.The parties executing this Consent Agreement on behalf of Assignee or Assignor hereby represent and warrant that: (a) they have the full power, right and authority to enter into and execute this Consent Agreement; and (b) those persons whose signatures are hereinafter evidenced on this Consent Agreement on behalf of Assignee or Assignors are duly authorized signatories of Assignee or Assignors, fully empowered to commit and bind Assignee or Assignors to those certain terms, covenants and conditions set forth herein.

14.If either party is a business organization, the party is duly organized and qualified to do business in the state and any other applicable jurisdiction within which the Restaurant is located.

15.This Consent Agreement shall not be binding upon Franchisor unless and until it shall have been accepted and signed by authorized officers of Franchisor.

16.This Consent Agreement may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.  It shall not be necessary for Franchisor, Assignors and Assignee to execute the same counterpart(s) of this Consent Agreement for this Consent Agreement to become effective.  A signature on this Consent Agreement transmitted via facsimile or

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 121 of 134

El Pollo Loco Unit # ______

Location ________________

electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent),  shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF, the parties hereto have executed this Consent Agreement as of the date(s) written below.

FRANCHISOR:	ASSIGNOR:
El Pollo Loco, Inc., a Delaware Corporation	____________________________, a_____________
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

ASSIGNEE:
__________________, a ____________
By:
Name:
Title:
Date:

Exhibit 9 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Consent to and Assignment of Franchise Rights - Page 122 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 10: AMENDMENT TO FRANCHISE AGREEMENT TO APPLY DEVELOPMENT FEE

This Amendment to the Franchise Agreement to Apply Development Fee (“Amendment”) is made on _____________,____ by and among El Pollo Loco, Inc., a Delaware corporation (“Franchisor”) and ____________________, a__________ (“Franchisee”).

RECITALS:

A.Franchisor and Franchisee are simultaneously entering into this Amendment to Franchise Agreement and a Franchise Agreement (“Franchise Agreement”) for an El Pollo Loco® restaurant located at _____________________________ (“Restaurant”).

B.Franchisor and _________________________ (“Developer”) entered into Franchise Development Agreement (#_____________) dated ______________ (“Development Agreement”) for the Territory as set forth on Exhibit A to be developed as set forth in the Development Schedule as set forth on Exhibit B of the Development Agreement.  Developer is an affiliate of Franchisee.

C.Franchisor and Franchisee wish to modify the terms of the Franchise Agreement as described in this Amendment.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants of the parties hereto, the parties agree as follows:

1.Recitals.  Franchisor and Franchisee acknowledge and agree with all of the above listed recitals which are incorporated herein to this Amendment.

2.Application of Development Fee towards the Initial Franchise Fee for the Franchise Agreement for the Restaurant.  Per the Development Agreement, Developer paid Twenty Thousand Dollars ($20,000) in Development Fees to be applied towards the Initial Franchise Fee for the Franchise Agreement for the Restaurant developed under the Development Agreement.  This payment has been applied to the Initial Franchise Fee for this Franchise Agreement.  Franchisee will pay the balance of _______ Thousand Dollars ($_________) in full within thirty (30) days of delivery of execution copies of this Agreement to Franchisee.

3.Entire Agreement.  This Amendment and the Franchise Agreement embody the entire understanding between Franchisor and Franchisee with respect to the modifications set forth above and can be changed only by a writing signed by Franchisor and Franchisee. Except as modified herein, all the terms and conditions of the Franchise Agreement shall be unaffected and remain in full force and effect. In the event of any

Exhibit 10 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Franchise Agreement to Apply Development Fee - Page 123 of 134

El Pollo Loco Unit # ______

Location ________________

inconsistency between the terms of this Amendment and the terms of the Franchise Agreement, the terms of this Amendment shall control.

4.Miscellaneous.  All capitalized terms not otherwise defined in this Amendment shall have the meanings given them in the Franchise Agreement.  Titles and captions are for convenience only and shall not constitute a portion of this Amendment.  The parties hereto acknowledge that they have read and fully understand the provisions of this Amendment and that said provisions constitute a complete and exclusive expression of its terms and conditions.  The parties executing this Amendment on behalf of Franchisor and Franchisee are duly authorized to do so.  This Amendment shall not be binding upon Franchisor unless and until it shall have been accepted and signed by an authorized officer of Franchisor.  This Amendment may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.  A signature on this Amendment transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent), shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF, this Amendment to the Franchise Agreement has been executed by the parties hereto as of the dates set forth below.

FRANCHISOR:	FRANCHISEE:
El Pollo Loco, Inc., a Delaware Corporation	____________________________, a_____________
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 10 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Franchise Agreement to Apply Development Fee - Page 124 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 11: AMENDMENT TO SUCCESSOR FRANCHISE AGREEMENT

This Amendment to the Successor Franchise Agreement (“Amendment”) is made on _____________,____ by and among El Pollo Loco, Inc., a Delaware corporation (“Franchisor”) and ____________________, a___________ (“Franchisee”).

RECITALS:

A.Franchisor and Franchisee are simultaneously entering into this Amendment to Successor Franchise Agreement and a Successor Franchise Agreement (“Successor Franchise Agreement”) for an El Pollo Loco® restaurant located at _____________________________ (“Restaurant”).

B.Franchisor and _________________________ entered into that certain Franchise Agreement dated ________________,____ (“Original Franchise Agreement”).  The Original Franchise Agreement will expire on ________________,____.

C.Franchisee and ______________ (“Landlord”), entered into that certain Lease dated ________________,____ (“Lease”).  The Lease expires on ________________,____ and has ______ option(s) to extend the term of the Lease for a period of ____ years (each).

D.Per the terms of the Original Franchise Agreement, Franchisee has requested a new El Pollo Loco® franchise agreement for a term of ________(___) years for the Restaurant (“Successor Franchise Agreement”).

E.Franchisor and Franchisee wish to modify the terms of the Successor Franchise Agreement as described in this Amendment.

F.The effectiveness of the Successor Franchise Agreement and this Amendment are contingent upon Franchisee being in good standing as of the date first written above.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual promises and covenants of the parties hereto, the parties agree as follows:

1.Recitals.  Franchisor and Franchisee acknowledges and agrees with all of the above listed recitals which are incorporated herein to this Amendment.

2.Commencement Date and Expiration Date of Successor Franchise Agreement.  Paragraph 3.1 of the Successor Franchise Agreement is hereby deleted in it’s entirely and replaced with the following: “The term of this Successor Franchise Agreement shall commence on ________________,____ and shall expire on ________________,____ (“Term”), unless sooner terminated as provided herein.  Should Franchisee lease the site of the Restaurant, the lease or sublease must be for a

Exhibit 11 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Successor Franchise Agreement - Page 125 of 134

El Pollo Loco Unit # ______

Location ________________

term which with renewal options is not less than the Term of the Successor Franchise Agreement, and contain the following terms and conditions set forth below and in a form approved by Franchisor:

(a)	The tenant entity on the lease must match the franchise entity on the successor franchise agreement; and
(b)	The term (with renewal options) of the lease must match at least the initial term of the successor franchise agreement; and
(c)	The landlord consents to your use of the premises as an El Pollo Loco® restaurant which will be open during the required days and hours set out in the El Pollo Loco® Manual.

Should Franchisee be unable to lease the site of the Restaurant for a term equal to the Term, then as our sole and absolute right to determine, the Term of the Successor Franchise Agreement may be reduced to match the term of the lease or sublease and the renewal franchise fee will be appropriately pro-rated.  Upon the expiration or earlier termination of this Successor Franchise Agreement, Franchisee shall have no right or option to extend the term of this Successor Franchise Agreement.”

3.Amendment (Site Development, Improvements, Fixtures and Equipment, and Grand Opening Advertising).  Sections 4.1, 5.8 and 8.8 of the Successor Franchise Agreement are hereby deleted in their entirety; provided however, that Sections 4.1, 5.8 and 8.8 shall be reinstated in the event that Franchisor grants Franchisee the right to relocate the Restaurant under Section 23.17.a, 23.17.b and 23.17.c of the Successor Franchise Agreement.

4.Successor Franchise Fee. The first sentence of Section 6.1.a of the Successor Franchise Agreement is hereby deleted and replaced with the following:  “Per the renewal fee described in the Original Franchise Agreement, Franchisee will pay in full a renewal franchise fee of ___________________Dollars ($__________) (“Renewal Franchise Fee”).  The Renewal Franchise Fee will be paid within thirty (30) days of delivery of execution copies of this Amendment and Successor Franchise Agreement to Franchisee; provided, however, if the Restaurant is a Turnkey Restaurant the Renewal Franchise Fee shall be payable upon execution of this Successor Franchise Agreement.”

5.Rights to a Successor Franchise. Section 20 of the Successor Franchise Agreement is hereby deleted and replaced with the following: “Franchise shall have no right or option to extend the Successor Term of this Successor Franchise Agreement.  In order for Franchisee to operate beyond the Successor Term, Franchisee must meet the then-current criteria to become an El Pollo Loco franchisee and enter into a then current form of Franchise Agreement and ancillary agreements, the terms of which may vary substantially from this Amendment and Successor Franchise Agreement.”

6.Entire Agreement.  This Amendment and the Successor Franchise Agreement embodies the entire understanding between Franchisor and Franchisee with respect to the modifications set forth above and can be changed only by a writing signed by Franchisor and Franchisee. Except as modified herein, all the terms and conditions of the

Exhibit 11 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Successor Franchise Agreement - Page 126 of 134

El Pollo Loco Unit # ______

Location ________________

Successor Franchise Agreement shall be unaffected and remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Successor Franchise Agreement, the terms of this Amendment shall control.

7.Miscellaneous.  All capitalized terms not otherwise defined in this Amendment shall have the meanings given them in the Successor Franchise Agreement.  Titles and captions are for convenience only and shall not constitute a portion of this Amendment.  The parties hereto acknowledge that they have read and fully understand the provisions of this Amendment and that said provisions constitute a complete and exclusive expression of its terms and conditions.  The parties executing this Amendment on behalf of Franchisor and Franchisee are duly authorized to do so.  This Amendment shall not be binding upon Franchisor unless and until it shall have been accepted and signed by an authorized officer of Franchisor.  This Amendment may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.  A signature on this Amendment transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent), shall be considered an original for all purposes hereunder.

IN WITNESS WHEREOF, this Amendment to the Successor Franchise Agreement has been executed by the parties hereto as of the date(s) set forth below.

FRANCHISOR:	FRANCHISEE:
El Pollo Loco, Inc., a Delaware Corporation	__________________________, a__________
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 11 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Successor Franchise Agreement - Page 127 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 12: REMODEL SCHEDULE PARTICIPATION AGREEMENT

THIS REMODEL SCHEDULE PARTICIPATION AGREEMENT (“Remodel Agreement”) is made and entered into as of _____________,______ (“Effective Date”), by and between El Pollo Loco, Inc., a Delaware corporation (the “Franchisor”) and ____________________________, a _____________ (“Franchisee”).

RECITALS:

A.Franchisor and Franchisee are parties to the El Pollo Loco Franchise Agreements referenced hereto and incorporated herein as Exhibit A.   The Franchise Agreements listed on Exhibit A shall be referred to collectively herein as “Franchise Agreements” and individually as “Franchise Agreement”.  The Restaurants listed on Exhibit A shall be referred to collectively herein as “Restaurants” and individually as “Restaurant”.

B.Franchisor and Franchisee desire to set forth the terms and conditions whereby Franchisee will remodel all the Restaurants as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Remodel Agreement the parties agree as follows:

AGREEMENT:

1.The Recitals listed above are incorporated herein and by this reference made a part of this Remodel Agreement.

2.Franchisee, at Franchisee’s expense, will remodel all Restaurants as described in Exhibit A to then current El Pollo Loco® standards, format, design and image, as designated pursuant to plans and specifications provided by Franchisor (“Remodel Requirements”).  All signs to be used in connection with the Restaurant, both exterior and interior, must conform to Franchisor’s sign criteria as to type, color, design and location and be approved in writing by Franchisor prior to installation or display.

3.Franchisee covenants, warrants and agrees that the required Remodel Requirements will be completed in each of Franchisee’s Restaurants, to the satisfaction of Franchisor no later than the dates listed on Exhibit A.  Franchisee agrees that such required Remodel Requirements will not be considered complete until Franchisor has agreed to the final completion in writing.  Should the required Remodel Requirements of any or all Restaurants not be completed to Franchisor’s satisfaction, then such violation of this Remodel Agreement and/or the Franchise Agreements is deemed to be a material breach and Franchisor hereby reserves all rights and remedies available under this Remodel Agreement and the operative Franchise Agreement.  In addition, Franchisee acknowledges and agrees that Franchisor will inspect the first Restaurant to ensure the Remodel Requirements have been complied with.  Only after

Exhibit 12 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Remodel Schedule Participation Agreement - Page 128 of 134

El Pollo Loco Unit # ______

Location ________________

Franchisor’s approval of the remodel of the first Restaurant, then Franchisee may remodel any or all of the remaining Restaurants, more than one at a time. Should Franchisor not approve the remodel of the first Restaurant, Franchisee will have to finalize the remodel of that Restaurant and seek Franchisor’s re-inspection and approval of that Restaurant before continuing onto the remodel of any or all of the remaining Restaurants.

4.In consideration of Franchisor’s consent to Franchisee’s participation in the remodel deadlines granted herein, Franchisee hereby waives, releases and forever discharges Franchisor, all Franchisor’s affiliates, and all the respective directors, officers, employees, attorneys, representatives, and agents of said entities, from all obligations, liabilities, claims, actions and causes of action of whatever kind or nature, including, but not limited to, any alleged violation of the California Franchise Relations Act or any other similar state statute or regulation, any Federal or State antitrust claims, any claimed violation of the Franchise Agreement, any claim for breach of any implied covenant of good faith and fair dealing or any other claims which relate or refer in any way to the relationship between Franchisor and Franchisee which arose on or before the date hereof, it is understood and agreed that any and all rights granted to Franchisee under Section 1542 of the California Civil Code are hereby expressly waived.  Such statute reads as follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her  favor at the time of executing the release and that, if known by him or her, would have materially affected his or her the settlement with the debtor or released party.”

5.Franchisee hereby agrees to indemnify and defend the Franchisor, its officers, directors, shareholders, employees, agents and affiliates against and hold them harmless from any loss, liability, claim, damage, award, settlement, cost or expense (including reasonable legal fees and expenses) incurred in connection with any suit or claim of action brought against any such indemnified party in connection with Franchisee’s participation in the remodel and/or the services or goods provided by Franchisor in connection therewith, including but not limited to, any breach by Franchisee of this Remodel Agreement.

6.This Remodel Agreement embodies the entire understanding between Franchisor and Franchisee with respect to the matters set forth herein and can be changed only by a writing signed by Franchisor and Franchisee.  Except as otherwise modified by this Remodel Agreement, the terms and conditions of the Franchise Agreements shall remain unchanged and in full force and effect. In the event of any inconsistency between the terms of this Remodel Agreement and the terms of the Franchise Agreement, the terms of this Remodel Agreement shall control.

7.The parties executing this Remodel Agreement on behalf of Franchisor and Franchisee are duly authorized to do so.  This Remodel Agreement shall not be binding upon Franchisor unless and until it shall have been accepted and signed by an authorized

Exhibit 12 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Remodel Schedule Participation Agreement - Page 129 of 134

El Pollo Loco Unit # ______

Location ________________

officer of Franchisor.  This Remodel Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Remodel Agreement.  A signature on this Remodel Agreement transmitted via facsimile or electronic mail/PDF or equivalent , electronic signature (such as DocuSign, or equivalent), shall be considered an original for all purposes hereunder.

8.Should any party hereto institute any action or proceeding at law or in equity, or in connection with an arbitration, to enforce any provision of this Remodel Agreement, including an action for declaratory relief, or for damages by reason of an alleged breach of any provision of this Remodel Agreement, or otherwise in connection with this Remodel Agreement, or any provision thereof, the prevailing party shall be entitled to recover from the losing party or parties reasonable attorneys’ fees and costs for services rendered to the prevailing party in such action or proceeding or in connection with the collection of any judgment thereby obtained.

9.Nothing contained herein shall be construed so as to require the commission of any act contrary to law, and wherever there is any conflict between any provisions contained herein and any present or future statute, law, ordinance or regulation, the latter shall prevail; but the provision of this Remodel Agreement which is affected shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law.  In the event any portion of this Remodel Agreement is determined to be invalid or unenforceable, the balance of all other provisions shall remain in full force and effect.

10.All of the terms and provisions contained herein shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, legal representatives, successors and assigns.

IN WITNESS WHEREOF, Franchisor and Franchisee have duly executed this Remodel Agreement as of the date(s) set forth below.

FRANCHISOR:	FRANCHISEE:
El Pollo Loco, Inc., a Delaware Corporation	____________________________, a _________________
By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 12 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Remodel Schedule Participation Agreement - Page 130 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT A

FRANCHISE AGREEMENTS & REMODEL DEADLINES

Location No	Address	City	State	ZIP	Agreement Signed	Next Remodel Due

Exhibit 12 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Remodel Schedule Participation Agreement - Page 131 of 134

El Pollo Loco Unit # ______

Location ________________

EXHIBIT 13: AMENDMENT TO FRANCHISE AGREEMENT

(To be offered if you qualify for the Development Incentive Program and provided you have sign a Franchise Development Agreement for a New Market)

THIS AMENDMENT TO FRANCHISE AGREEMENT (“Amendment”) is made and entered into this ___ day of ______________, by and between El Pollo Loco, Inc., a Delaware corporation (“Franchisor”), with its principal place of business at 3535 Harbor Blvd, Suite 100, Costa Mesa, California 92626 and _____________________________, a ____________________, with its principal place of business at _________________________________________ (“Franchisee”).

RECITALS:

A.Franchisor and Franchisee entered into a Franchise Agreement dated ________________ (“Franchise Agreement”).

B.Franchisor and Franchisee (as Developer) entered into a Franchise Development Agreement #________ dated ___________ (“Development Agreement”).

C.Franchisor and Franchisee wish to modify the terms of the Franchise Agreement to include the Development Incentive Program from the Development Agreement to apply to the Franchise Agreement provided Franchisee meet certain criteria described below.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants and obligations herein contained, the parties hereto agree as follows:

1.	Recitals. Recitals listed above are incorporated herein and by this reference made a part of this Amendment.

2.Development Incentive Program.

a.Reduced Royalty.  If the Opening Date of the Restaurant is on or before the date shown on the Development Schedule on Exhibit B of the Development Agreement (“Restaurant’s Compliance Opening Date”), Franchisor will reduce the monthly royalty rate according to the schedule below (“Reduced Royalty”).  If Franchisee closes the Restaurant at the Location, the reduced royalty will end even if Franchisee relocates the Restaurant to another location in accordance with Franchisor’s site selection and approval procedures.

Reduced Royalty	Applicable Time Period (Measured from the Opening Date)
2%	Year 1
3%	Year 2
4%	Year 3
5%	Year 4 and subsequent years

Exhibit 13 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Franchise Agreement (Development Incentive Program) - Page 132 of 134

El Pollo Loco Unit # ______

Location ________________

b.Refund of Fifty percent (50%) of the Initial Fee.  If the Opening Date of the Restaurant is at least one hundred eighty (180) days before the Restaurant’s Compliance Opening Date, Franchisor will refund fifty percent (50%) of the Initial Fee (“Partial Initial Fee Refund”) no later than thirty (30) days after the Opening Date.

3.Entire Agreement.  This Amendment and the Franchise Agreement embodies the entire understanding between Franchisor and Franchisee with respect to the modifications set forth above and can be changed only by a writing signed by Franchisor and Franchisee. Except as modified herein, all the terms and conditions of the Franchise Agreement shall be unaffected and remain in full force and effect. In the event of any inconsistency between the terms of this Amendment and the terms of the Franchise Agreement, the terms of this Amendment shall control.

4.Miscellaneous.  All capitalized terms not otherwise defined in this Amendment shall have the meanings given them in the Franchise Agreement.  Titles and captions are for convenience only and shall not constitute a portion of this Amendment.  The parties hereto acknowledge that they have read and fully understand the provisions of this Amendment and that said provisions constitute a complete and exclusive expression of its terms and conditions.  The parties executing this Amendment on behalf of Franchisor and Franchisee are duly authorized to do so.  This Amendment may be executed in one or more counterparts, each of which will constitute an original, but all of which together will constitute but a single document.  A signature on this Amendment transmitted via facsimile or electronic mail/PDF or equivalent, electronic signature (such as DocuSign, or equivalent) shall be considered an original for all purposes hereunder

IN WITNESS WHEREOF, the parties hereto have duly executed, sealed and delivered this Amendment in duplicate original as of the date(s) set forth below.

FRANCHISOR: El Pollo Loco, Inc., a Delaware corporation	FRANCHISEE: ________________________, a _______________

By:	By:
Name:	Name:
Title:	Title:
Date:	Date:

Exhibit 13 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Amendment to Franchise Agreement (Development Incentive Program) - Page 133 of 134

El Pollo Loco Unit # ______

Location ________________

EL POLLO LOCO® FRANCHISE AGREEMENT SCHEDULE 1: STATEMENT OF OWNERSHIP OF FRANCHISEE

Name of Party to Franchisee Entity	Ownership Percent of Franchisee
______________________________________ (This Party will be the Only Party to Receive Notice on behalf of Franchisee)%
%

Statement 1 to Franchise Agreement (Exhibit D of Multi-State Disclosure Document Control No. 032922)

Statement of Ownership of Franchisee - Page 134 of 134